                                                                    Exhibit 99.5

                                                          PLEASE RETURN TO:

                                                          BUNKER HILL ASSOCIATES
                                                          300 South Grand Ave.,
Recording requested by and                                Suite 3200
when recorded return to:                                  Los Angeles, CA 90071
                                                            (F.S.9/89)

Russell L. Johnson, Esq.
Gibson, Dunn & Crutcher
333 South Grand Avenue
Los Angeles, CA 90071

_________________________________________________________________________
                                                 (space above this line
                                                 for Recorder's use)

                       THE COMMUNITY REDEVELOPMENT AGENCY

                     OF THE CITY OF LOS ANGELES, CALIFORNIA

RECORDED IN OFFICIAL RECORDS                         FEE $147
 OF LOS ANGELES COUNTY, CA                                144

  AUG 26 1983  AT 8 A.M.             AND

   Recorder's Office



                             BUNKER HILL ASSOCIATES

                                LEASE OF PHASE 1A

                          Dated as of August 26, 1983.

               Property Located in Los Angeles County, California

                                   CERTIFICATE

                  The undersigned hereby certifies as follows with respect to that certain ground lease by and between the undersigned and Bunker Hill Associates, a California partnership, dated of even date herewith and pertaining to the real property described in Exhibit A (the "Ground Lease"), and the lease therein memorialized:

The Ground Lease, being for a lease for a period of ninety-nine (99) years, is exempt from transfer taxes under Los Angeles County Ordinance 9443.

Dated as of: August 26,1983.

                                                The Community Redevelopment
                                                Agency for the City of Los
                                                Angeles, California

                                                By /s/ Edward Helfeld
                                                   -----------------------------
                                                   Its: Administrator

                                TABLE OF CONTENTS

                                                                                      PAGE
                                                                                      ----
TABLE OF DEFINITIONS ...........................................................      (vii)

RECITALS .......................................................................        1

ARTICLE 1 - LEASE OF PROPERTY, TERM OF LEASE ...................................        3

         1.1   Leasing Clauses .................................................        3

         1.2   Term ............................................................        4

         1.3   Modification ....................................................        4

         1.4   Surrender of Museum Airspace and
               Museum Building .................................................        4

ARTICLE 2 - RENT ...............................................................        5

         2.1   Holding Rent ....................................................        5

         2.2   Base Rent .......................................................        5

         2.3   Escalation Rent .................................................        6

         2.4   Participation Rent ..............................................        7

         2.5   Annual Accounting Statements ....................................        8

         2.6   Net Rent; Manner of Payment .....................................        9

         2.7   Additional Rent .................................................       10

         2.8   Supplemental Rent ...............................................       10

ARTICLE 3 - DEVELOPMENT AND IMPROVEMENT ........................................       11

         3.1   Lessor's Improvements; Lessor's
               Payments to Tenant ..............................................       11

         3.2   Tenant's Improvements ...........................................       11

         3.3   Proposed Changes ................................................       12

         3.4   Certifying Approval .............................................       12

         3.5   Commencement of Construction ....................................       12

         3.6   Certificate of Completion .......................................       12

                                       (i)

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                                                                                      ----
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         3.7   Refusal to Certify ..............................................       13

         3.8   Phase 1A Improvements Defined ...................................       14

         3.9   Dedications and Grants of
                Public Easements; Maps and
                Instruments ....................................................       14

         3.10  Nondiscrimination ...............................................       15

ARTICLE 4 - INTENTIONALLY OMITTED ..............................................       15

ARTICLE 5 - CONSOLIDATION OF LEASES ............................................       15

         5.1   Consolidation of Leases .........................................       15

ARTICLE 6 - CONDITION AND USE OF PHASE .........................................       16

         6.1   Use of the Leased Property ......................................       16

         6.2   Compliance of Phase with Legal
                Requirements ...................................................       16

ARTICLE 7 - MAINTENANCE AND REPAIRS .......................................... .       16

         7.1   Maintenance .....................................................       16

ARTICLE 8 - ALTERATIONS AND ADDITIONS;
                DEMOLITION .....................................................       17

         8.1   Alterations and Additions .......................................       17

         8.2   Demolition and Reconstruction ...................................       18

ARTICLE 9 - PAYMENT OF IMPOSITIONS,
                AND SUBSTITUTE IMPOSITIONS .....................................       19

         9.1   Payment, Evidence of Payment. ...................................       19

         9.2   Substitute Impositions ..........................................       19

ARTICLE 10 - COMPLIANCE WITH REQUIREMENTS ......................................       20

ARTICLE 11 - LIENS .............................................................       20

ARTICLE 12 - PERMITTED CONTESTS ................................................       21

ARTICLE 13 - NO CLAIMS AGAINST LESSOR ..........................................       21

ARTICLE 14 - INDEMNIFICATION BY TENANT .........................................       21

                                      (ii)

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ARTICLE 15 - UTILITY SERVICES ..................................................        22

ARTICLE 16 - QUIET ENJOYMENT ...................................................        22

ARTICLE 17 - TENANT'S EQUIPMENT ................................................        23

ARTICLE 18 - INSURANCE .........................................................        23

         18.1  Insurance During Term ...........................................        23

         18.2  Insurance Companies and Policies -
                  Terms of Policy ..............................................        24

         18.3  Tenant's Separate Insurance .....................................        25

         18.4  Tenant's Self-Insurance .........................................        25

ARTICLE 19 - DAMAGE TO OR DESTRUCTION OF
                  SITE OR IMPROVEMENTS .........................................        26

         19.1  Tenant to Give Notice ...........................................        26

         19.2  Restoration .....................................................        26

         19.3  Application of Insurance
                  Proceeds .....................................................        27

         19.4  Insurance Proceeds Less Than
                  $500,000 .....................................................        28

ARTICLE 20 - TAKING ............................................................        29

         20.1  Tenant to Give Notice ...........................................        29

         20.2  Total Taking ....................................................        29

         20.3  Partial Taking ..................................................        29

         20.4  Application of Awards and
                  Other Payments ...............................................        30

         20.5  Reduction of Fixed Rent Upon
                  Payment to Lessor ............................................        32

ARTICLE 21 - MORTGAGEE .........................................................        32

         21.1  Mortgagees, Transferees .........................................        32

         21.2  Subordination of Escalation Rent,
                  Supplemental Rent and
                  Participation Rent ...........................................        32

                                      (iii)

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         21.3  Mortgagee's Escalation Rent .....................................      33

ARTICLE 22 - FORBEARANCE; RIGHT TO PERFORM
                 TENANT'S COVENANTS ............................................      34

         22.1  Notice ..........................................................      34

         22.2  Forbearance by Lessor............................................      34

         22.3  Performance on Behalf of Tenant .................................      36

         22.4  New Lease .......................................................      36

ARTICLE 23 - MORTGAGES, ASSIGNMENTS ............................................      37

         23.1  Mortgages .......................................................      37

         23.2  Assignments .....................................................      37

         23.3  Occupancy Leases ................................................      41

         23.4  Refinancing .....................................................      41

         23.5  Consent of Mortgagee Required ...................................      42

         23.6  Intentionally Omitted ...........................................      42

         23.7  Sale for Profit of Interest
                in Lease .......................................................      42

ARTICLE 24 - EVENTS OF DEFAULT;
               TERMINATION .....................................................      47

ARTICLE 25 - CURRENT REMEDIES ..................................................      49

ARTICLE 26 - FINAL REMEDIES ....................................................      49

         26.1  Remedies Upon Termination .......................................      49

         26.2  Limitation ......................................................      50

ARTICLE 27 - ENTRY BY LESSOR ...................................................      51

ARTICLE 28 - LESSOR'S EQUITABLE RELIEF .........................................      51

         28.1  Continuing Right of Lessor ......................................      51

ARTICLE 29 - NO WAIVER BY LESSOR OR TENANT .....................................      51

ARTICLE 30 - LESSOR'S REMEDIES CUMULATIVE ......................................      51

                                      (iv)

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ARTICLE 31 - ACCEPTANCE OF SURRENDER ...........................................        52

ARTICLE 32 - NO MERGER OF TITLE  ...............................................        52

ARTICLE 33 - ESTOPPEL CERTIFICATE BY
                TENANT .........................................................        53

ARTICLE 34 - ESTOPPEL CERTIFICATE BY LESSOR ....................................        53

ARTICLE 35 - ARBITRATION .......................................................        53

ARTICLE 36 - END OF LEASE TERM .................................................        54

ARTICLE 37 - TENANT'S RIGHTS OF FIRST
                NEGOTIATION ....................................................        55

         37.1  Tenant's Rights of First
                Negotiation ....................................................        55

         37.2  Termination or Modification
               of Lease Upon Purchase ..........................................        57

ARTICLE 38 - PROVISIONS SUBJECT TO
                APPLICABLE LAW .................................................        57

ARTICLE 39  - APPRAISAL ........................................................        57

ARTICLE 40  - DEFINITIONS ......................................................        58

ARTICLE 41  - NOTICES ..........................................................        73

ARTICLE 42  - ATTORNEYS' FEES ..................................................        74

ARTICLE 43  - LIMITED LIABILITY FOR TENANT .....................................        74

ARTICLE 44  - MISCELLANEOUS ....................................................        75

EXHIBIT A   - Description of Site

EXHIBIT A-l - Phasing Plan

EXHIBIT A-2 - Description of Phase 1A

EXHIBIT B   - Description of Museum Airspace

EXHIBIT C   - Approved Title Exceptions

EXHIBIT D   - Non-Disturbance and Attornment
              Agreement

EXHIBIT E   - Names and Addresses for Notices

                                       (v)

                              TABLE OF DEFINITIONS

                                                                                Article
                                                                                  or
Definition                                                                      Section
----------                                                                      -------
Additional Rent .......................................................            2.7
Adjustment Year .......................................................            40
Allocated Indebtedness ................................................           23.7
Alternative Terms .....................................................           37(c)
Annual Accounting Statement ...........................................            2.5
Approved Plans ........................................................            3.2
Average Fixed Mortgage Payment ........................................            40
Base Rent .............................................................            2.2
Business Days .........................................................            40
C-F ...................................................................          Page 1
Capital Expenses ......................................................            40
Certificate of Completion .............................................            3.6
Commencement Date .....................................................            40
Commencement of Construction ..........................................            40
Completion Date .......................................................            2.7
Consolidated Equity Account ...........................................            23.7
CPA Consolidated Equity Account .......................................            23.7
CRA Delay .............................................................            40
Date of Taking ........................................................            20.2
Deductible Profit .....................................................            23.7
Default ...............................................................            40
Depositary ............................................................            18.2
Developer .............................................................            40
Developer's Preferred Return ..........................................            40
Developer's Preferred Return Deficit Account ..........................            40
Development Costs .....................................................            40
Disposition Agreement ............... .................................         Recital C
Effective Interest Rate ...............................................            40
End of the Development Period of Phase 1A .............................            40
Equity ................................................................            40
Equity Account ........................................................            23.7
Escalation Rent .......................................................            2.3
Escalation Rent Debt Service ..........................................            40
Escalation Rent Net Cash Flow .........................................            40
Event of Default ......................................................            24
Fiscal Year ...........................................................            40
Fixed Mortgage Payment ................................................            40
Full Fiscal Year ......................................................            40
Future Transit Tunnel and Station .....................................            3.11
Goldrich ..............................................................            40
Holding Period ........................................................            40
Holding Rent ..........................................................            2.1
Impositions ...........................................................            40
Initial Mortgage ......................................................            40
Institutional Investor ................................................            40
Insurance Requirements ................................................            40
Interest in this Lease ................................................            23.7

                                      (vi)

                                                                                    Article
                                                                                      or
Definition                                                                          Section
----------                                                                          -------
Interest Rate ..................................................................      2.5
Lease ..........................................................................      40
Lease Term .....................................................................      1.2
Legal Requirements .............................................................      40
Lender .........................................................................      23.7
Lender's Account ...............................................................      23.7
Lender's Interest ..............................................................      23.7
Lessor .........................................................................     Page 1
Maps and Instruments ...........................................................      3.9
Market Interest Rate ...........................................................      40
Minority Business Enterprise Credit ............................................      40
Minority Business Enterprise Program ...........................................      40
Mortgage .......................................................................      40
Mortgagee ......................................................................      40
Mortgagee Escalation Rent ......................................................      21.3
Museum Agreement ...............................................................    Recital E
Museum Airspace ................................................................    Recital E
Museum Building ................................................................    Recital E
Museum Corporation .............................................................    Recital E
Museum Lease ...................................................................    Recital E
Net Awards and Payments ........................................................      20.4
Net Cash Flow ..................................................................      40
Net Operating Income ...........................................................      40
Net Worth ......................................................................      40
New Mortgage ...................................................................      23.4
Notice .........................................................................      22.1
Notice of Alternative Terms ....................................................      37(c)
Notice of Nonresponsibility ....................................................      40
Occupancy Lease ................................................................      40
Occupancy Tenant ...............................................................      40
Operating Expenses .............................................................      40
Original Improvements ..........................................................      3.2
Partial Taking .................................................................      20.3
Participation Mortgage Payments ................................................      40
Participation Rent .............................................................      2.4
Participation Rent Debt Service ................................................      40
Participation Rent Net Cash Flow ...............................................      40
Permitted Exceptions ...........................................................      1.1
Permitted Transferee ...........................................................      37
Person .........................................................................      40
Phase and Phases ...............................................................    Recital B
Phase 1A Improvements ..........................................................      40
Phase 1A Site ..................................................................      40
Phase IB Site ..................................................................    Exhibit A-l
Phase 1C Site ..................................................................    Exhibit A-l
Phase 2A Site ..................................................................    Exhibit A-l
Phase 2B Site ..................................................................    Exhibit A-l
Phase 2C Site ..................................................................    Exhibit A-l
Phase 3A Site ..................................................................    Exhibit A-l
Phase 3B Site ..................................................................    Exhibit A-l
Preferred Capital Contribution .................................................      40
Profit .........................................................................      23.7(h)

                                      (vii)

                                                                                Article
                                                                                  or
Definition                                                                      Section
----------                                                                      -------
Profit Date ...........................................................            23.7
Pro Forma Escalation Rent Net Cash Flow ...............................            40
Pro Forma Rent Roll ...................................................            40
Project ...............................................................            40
Projected Net Operating Income ........................................            40
Projected Participation Mortgage Payments .............................            40
Reciprocal Easement Agreement (REA) ...................................         Recital D
Rent Payment Date .....................................................            2.2
Restoration ...........................................................            19.2
Schedule of Performance ...............................................            3.4
Scope of Development ..................................................         Recital C
Site ..................................................................         Recital B
Shapell ...............................................................            23.7
Substitute Impositions ................................................            40
Supplemental Rent .....................................................            40
Supplemental Rent Net Cash Flow .......................................            40
Supplemental Rent Payment Date ........................................            2.8
Taking ................................................................            40
Tenant ................................................................          Page 1
Tenant's Consolidated Equity Account ..................................            23.7
Tenant's Equipment ....................................................            40
Total Taking ..................  ......................................            20.2
Unavoidable Delays ....................................................            40

                                     (viii)

                                LEASE OF PHASE 1A

                  THIS LEASE, dated as of August 26, 1983, by and between the THE COMMUNITY REDEVELOPMENT AGENCY OF THE CITY OF LOS ANGELES, CALIFORNIA, a public body corporate and politic (which, together with any successor public body or officer hereafter designated by or pursuant to law is hereinafter called "Lessor") established pursuant to Chapter 2 of the Community Redevelopment Law of the State of California, and having its office at Suite 800, 354 South Spring Street, Los Angeles, California 90013 and BUNKER HILL ASSOCIATES, a general partnership (hereinafter called "Tenant") (the partners of which are California Plaza Associates, a California limited partnership ("CPA") [formerly known as Bunker Hill Associates, the sole general partner of which is Cadillac Fairview/California, Inc., a California corporation ("C-F")]; and Metropolitan Structures, an Illinois general partnership ("Structures") [the partners of which are Metco Properties, an Illinois limited partnership, and Metropolitan Life Insurance Company, a New York corporation ("Metropolitan")]), and having its office at Suite 1115, 2029 Century Park East, Los Angeles, California 90067, with reference to the following Recitals:

                                    RECITALS:

                  A. All capitalized terms used herein and not defined in the Article where first used in this Lease are defined in Article 40 or the definition of such capitalized term is referenced in Article 40.

                  B. Lessor is the owner of that certain unimproved real property described in Exhibit A (hereinafter referred to as the "Site"), which shall be separately leased or sold and developed in eight phases, which are separately identified on Exhibit A-l attached hereto as Phase 1A, Phase IB, Phase 1C, Phase 2A, Phase 2B, Phase 2C, Phase 3A and Phase 3B (hereinafter referred to, respectively, by such capitalized names, collectively as "Phases," and generically as "a Phase") which Phases shall be separately and independently leased or sold and developed pursuant to the terms of the Disposition
Agreement (hereinafter defined).

                  C. Lessor (therein designated as "Agency") and Tenant (therein designated as "Developer") have entered into that certain DISPOSITION AND DEVELOPMENT AGREEMENT dated as of February 5, 1982, which Disposition Agreement was modified by that certain First Implementation Agreement between Bunker Hill Associates, a California limited partnership which was the predecessor in interest of Tenant ("Old Bunker") and Agency executed by Agency on June 16, 1982 and that certain Third Implementation Agreement between Agency and Old Bunker executed by Agency on September 25, 1982. It is proposed to be modified by that certain Second Implementation Agreement between Old Bunker, Agency and the Museum of Contemporary Art (the "Museum") executed by Old Bunker on October
22, 1982, but which has not yet been executed by Agency or Museum. The Disposition Agreement has been further amended by that certain First Amendment to Disposition and Development Agreement between Lessor and Tenant dated as of May 31, 1983. The Disposition and Development Agreement as modified by the First and Third Implementation Agreements and the First Amendment to Disposition and Development Agreement (and when, as and if the Second Implementation Agreement is fully executed, as modified by the Second Implementation Agreement) is collectively referred to as the "Disposition Agreement." The Disposition Agreement provides, in part, that Lessor shall successively convey each of the Phases of the Site to Developer by lease or deed and establishes a Scope of Development and Schedule of Performance for the construction by Developer of certain Improvements on the Site, and in particular for the construction of the Original Improvements on Phase 1A.

                  D. Concurrently with the execution and delivery hereof Lessor and Tenant have executed and delivered that certain RECIPROCAL EASEMENT AGREEMENT (hereinafter called "REA") which provides for certain rights of access and use by and between various portions of the Site as developed pursuant to the Disposition Agreement and for the operation and payment of the costs of operation of certain facilities including, but not limited to, the parking facilities, the Entertainment Center and the Angel's Flight Funicular Railway to be located on the Site. It is hereby agreed by and between Lessor and Tenant that the REA shall govern and be binding upon all parties which shall succeed to any interest in any portion or portions of the Site, whether by lease or any other conveyance, succession upon default, foreclosure, or operation of law unless and until every person, entity, agency, or corporation having or holding any interest in the entire Site (including without limitation, any interest arising by way of lease or sublease or mortgage or deed of trust) shall execute and acknowledge a declaration of termination of the REA and cause such to be duly recorded in Official Records, County of Los Angeles, State of California.

                  E. Prior to the execution and delivery hereof, Tenant and the Los Angeles Museum of Contemporary Art, a corporation established for the purpose of establishing and operating a world class modern art museum in the City of Los Angeles (hereinafter called the "Museum Corporation") have executed and delivered an agreement (hereinafter called the "Museum Agreement") concerning the design, construction and operation of a museum of modern and contemporary art and related facilities (hereinafter called the "Museum Building") within certain airspace described in Exhibit B (the "Museum Airspace") located within Phase 1A with a form of lease (the "Museum Lease") attached to the Disposition Agreement as Attachment No. 10(A) between Lessor as landlord and the Museum Corporation as lessee. As provided in the Museum Agreement and Section 1.4 hereof, upon completion of the construction of the Museum Building by Tenant, Tenant shall surrender and quitclaim the Museum Airspace and support and other easements therefor as provided in the REA and the reversionary interest in the Museum Building to Lessor and quitclaim the Museum Building to the Museum Corporation for the term of the Museum Lease and Lessor will thereupon lease the Museum Airspace and support and other easements therefor as provided in the REA to the Museum Corporation pursuant to the Museum Lease.

                  NOW, THEREFORE, in consideration of the above recitals and the covenants herein, the parties agree as follows:

                                    ARTICLE 1
                        LEASE OF PROPERTY, TERM OF LEASE

                  1.1 Leasing Clauses. Upon the conditions, limitations, covenants and agreements set forth below, and for a term commencing as hereinafter set forth, Lessor hereby leases to Tenant and Tenant hereby leases from Lessor Phase 1A, which Phase 1A constitutes the land more fully described in Exhibit A-2 attached hereto;

                           TOGETHER WITH any buildings, structures, facilities,
fixtures, equipment, paving, surfacing, sewers, storm drains and other improvements, if any, which may now be located thereon, and the appurtenances thereof;

                           TOGETHER WITH all right, title and interest of Lessor
now owned or hereafter acquired in, over, under and to any land lying within or under the land described in Exhibit A-2 or the right-of-way of any street, open or proposed, dedicated or vacated, adjoining the land described in Exhibit A-2 and any sidewalks, alleys and strips and gores of land adjacent to or used in connection with the land described in Exhibit A-2;

                           SUBJECT, HOWEVER, to: (a) the matters reflected in
Exhibit C hereto, and (b) such other matters with respect to the land described in Exhibit A-2 as Tenant shall cause or suffer (collectively the "Permitted Exceptions").

                  1.2      Term.

                  Lessor hereby leases Phase 1A to Tenant subject to the provisions of this Lease for a term of 99 years, which shall commence at 12:01 A.M. upon August 26, 1983 and shall expire at 11:59 P.M. on August 25, 2082 ("Lease Term").

                  1.3 Modification. In the event an Institutional Investor which has either issued a commitment to lend money upon the security of the leasehold estate under this Lease or otherwise indicated it proposes to become a Mortgagee, requests in writing any modification in this Lease, Lessor shall within 30 days following the submission to it of such written request consent to such request or state in writing its reason for refusal of such request in such adequate detail that Tenant can know what changes in the request will make it acceptable to Lessor; provided that Lessor shall not be obligated or required under any circumstances to make changes which alter its substantive rights to its detriment in any material way. In this case, as in the case of all other provisions of this Lease where its consent, approval, agreement or other action is required, Lessor covenants that it will be bound by a covenant of good faith and fair dealing and agrees that it shall not unreasonably refuse, withhold or delay its consent, approval, agreement or other action where requested. In this case, as in the case of all other provisions of this Lease in which a specific time period is prescribed for the approval by either Tenant or Lessor of a particular item, if such approval (or disapproval) is not forthcoming within the time specified, the item requiring approval shall be deemed approved by the appropriate party.

                  1.4 Surrender of Museum Airspace and Museum Building. Upon the Completion Date of the Museum Building Tenant shall quitclaim to Lessor its interest under this Lease in the Museum Airspace and support and other easements therefor as provided in the REA and the reversionary interest in the Museum Building to Lessor and quitclaim the Museum Building to the Museum Corporation for the term of the Museum Lease and concurrently Lessor shall execute and deliver to the Museum Corporation the Museum Lease as contemplated in the Disposition Agreement and the Museum Agreement. Tenant shall covenant that the Museum Airspace and the Museum Building are at the time of such quitclaim free of any Mortgage or of any other lien, conveyance or assignment made or suffered by Tenant other than mechanic's liens which are the subject of Permitted Contests and the lien of unpaid real estate taxes (except that with respect to such taxes, if any, as are a lien on the Museum Airspace which lien has not been cancelled as provided in Revenue and Taxation Code Section 5097, Tenant shall be obligated to pay such taxes as provided in Article 9). The Museum Airspace and Museum Building shall be expressly subject to the REA and, to the extent applicable thereto, the exceptions listed in Exhibit C hereto. At such time as Tenant quitclaims the Museum Airspace to Lessor, Lessor shall have the right to obtain at its own expense a policy of title insurance for the Museum Airspace naming Lessor as insured. From and after quitclaim of the Museum Airspace and the reversionary interest in the Museum Building to Lessor and the quitclaim of the Museum Building to the Museum Corporation the term "Phase 1A" shall not include the Museum Airspace.

                                    ARTICLE 2

                                      RENT

                  2.1 Holding Rent - During the Holding Period Tenant shall pay to Lessor as the entire rent for the entire Holding Period for Phase 1A the sum of $500,000 ("Holding Rent"). The Holding Rent shall be paid in equal monthly installments of $11,904.76 in advance on the first day of each calendar month during the Holding Period; provided that upon the termination of the Holding Period Tenant shall make a final payment of Holding Rent to Lessor so that the total Holding Rent equals $500,000.

                  Tenant shall be entitled to credit the sum of $250,000 heretofore paid to Lessor against the monthly installments of Holding Rent until Tenant has been credited with payment of $250,000 of Holding Rent.

                  2.2 Base Rent - During the term of this Lease, but after the expiration of the Holding Period, Tenant shall pay to Lessor a rent ("Base Rent") monthly in advance on the first day of each month ("Rent Payment

Date") at the rate of $600,000 per annum, payable in equal monthly amounts of $50,000. In the event that the Holding Period terminates on other than the first day of a month, Tenant shall pay Base Rent for the balance of that month in an amount equal to $50,000 divided by the number of days in that month, which quotient then shall be multiplied by the number of days in the balance of that month for which Base Rent is payable.

                  2.3 Escalation Rent - During the term of the Lease commencing in the first Adjustment Year, Tenant shall pay to Lessor, in addition to the Base Rent, an escalation rent (the "Escalation Rent"). The annual Escalation Rent shall be payable monthly in advance on each Rent Payment Date in an amount equal to one-twelfth of the annual Escalation Rent. The Escalation Rent shall increase in each subsequent Adjustment Year. The Escalation Rent as adjusted in such subsequent Adjustment Year will be due each Fiscal Year thereafter until the next Adjustment Year.

                  (a) The annual Escalation Rent which is to become due with respect to the first Adjustment Year is to be the higher of (1) 30% of the Base Rent or (2) that percentage of the Base Rent as is equal to the percentage increase, if any, of the average annual Escalation Rent Net Cash Flow for the two Fiscal Years immediately preceding the first Adjustment Year above the average annual Pro Forma Escalation Rent Net Cash Flow for the fifth and sixth Fiscal Years preceding the first Adjustment Year; provided however, that clause
(2) shall not cause the total of the Base Rent plus the Escalation Rent in any Fiscal Year to exceed 5% of Net Operating Income in such Fiscal Year but in no event shall this act as a limitation on the payment of Base Rent. The amount, if any, that the amount of Base Rent plus Escalation Rent calculated by clause (2) above exceeds 5% of Net Operating Income shall not cumulate to be due in any subsequent Fiscal Year.

                  (b) In each subsequent Adjustment Year, the annual Escalation Rent will become (until the next Adjustment Year) the higher of (1) the total of (i) the previous annual Escalation Rent plus (ii) 20% of the total of the Base Rent and the previous annual Escalation Rent or (2) that percentage of the total of the Base Rent plus the previous annual Escalation Rent as is equal to the percentage increase of the average annual Escalation Rent Net Cash Flow for the two Fiscal Years immediately preceding such Adjustment Year over the average annual Escalation Rent Net Cash Flow during the two Fiscal Years immediately preceding the prior Adjustment Year; provided, however, that clause
(2) shall not cause the total of the Base Rent plus the Escalation Rent in any Fiscal Year to exceed 5% of Net Operating Income in such Fiscal Year but in no event shall this act as a limitation on the payment of Base Rent. The amount, if any, that the amount of Base Rent plus Escalation Rent calculated by clause (2) immediately above exceeds 5% of Net Operating Income shall not cumulate to be due in any subsequent Fiscal Year.

                  (c) In the event Tenant gives notice to Lessor that 5% of the Net Operating Income is reasonably expected to be less than the Base Rent and the Escalation Rent which would be due under clause (2) of whichever of subsections (a) or (b) of this section is then applicable in calculating Escalation Rent, Tenant may, from time to time as provided in such notice, reduce the amount of Escalation Rent to an amount which, together with the monthly installment of the Base Rent will, when paid monthly, equal 5% of the Net Operating Income as estimated and Tenant will from time to time adjust such payment of Escalation Rent if Tenant determines that such estimate is less than the actual 5% of Net Operating Income, but in any event not less than the amount required under clause (1) of such subsections, whichever is applicable.

                  (d) The increased annual Escalation Rent calculated under clause (1) of whichever of subsections (a) or (b) above is then applicable shall be payable monthly, commencing on the first Rent Payment Date in each Adjustment Year until the payment, if any, provided in the next sentence is made. At the time Tenant delivers to Lessor the Annual Accounting Statement (as provided in Section 2.5) it shall pay to Lessor the accrued but unpaid Escalation Rent, if any, due for the portion of such Adjustment Year which has already occurred as a result of the application of clause (2) of whichever of subsections (a) or (b) above is then applicable.

                  2.4 Participation Rent - During the term of this Lease, Tenant shall pay to Lessor in addition to the Base Rent and the Escalation Rent, a percentage rent (the "Participation Rent"):

                  (a) With respect to each Fiscal Year through the Fiscal Year preceding the first Adjustment Year an amount equal to 10% of Participation Rent Net Cash Flow for such Fiscal Year; and

                  (b) With respect to each Fiscal Year commencing with the first Adjustment Year an amount equal to 15% of Participation Rent Net Cash Flow for such Fiscal Year.

                  (c) At the time Tenant delivers to Lessor the Annual Accounting Statement for each Fiscal Year (as provided in Section 2.5) it shall pay to Lessor the Participation Rent with respect to such Fiscal Year. Tenant shall be entitled to deduct from Participation Rent which would otherwise be due hereunder the amount of any Minority Business Enterprise Credit, which has not previously been deducted from Participation Rent.

                  2.5 Annual Accounting Statements. Tenant shall furnish to Lessor as soon as practicable after the end of each Fiscal Year, and in any event within 120 days thereafter, a detailed statement of income and expense ("Annual Accounting Statement") from Phase 1A prepared by Tenant and certified, at Tenant's expense, by an independent certified public accountant who is a member of the American Institute of Certified Public Accountants, and setting forth in reasonable detail the computation of (a) Participation Rent, if any, for such Fiscal Year, (b) the amount of the Escalation Rent, if any, due for such Fiscal Year, (c) the amount of the Supplemental Rent, if any, due for such Fiscal Year, and (d) such other information as Lessor shall have specified by notice to Tenant prior to such Fiscal Year as shall be reasonably necessary for the determination of Escalation Rent, Participation Rent and Supplemental Rent. Lessor and its representatives shall have, at all reasonable times, the right to inspect all books of account of Tenant and of any person whose books are subject to inspection by Tenant or its representatives (and any other material reasonably relating thereto) and the right to cause such books of account to be audited by independent public accountants selected by Lessor as often as may be reasonably requested by Lessor. Each such periodic audit or inspection shall be at the expense of Lessor unless after such an inspection or audit it is determined by agreement between Lessor and Tenant or by arbitration that the actual Escalation Rent, Participation Rent and Supplemental Rent due for such period exceeds by 5% or more the Escalation Rent, Participation Rent and Supplemental Rent for such period paid by Tenant, in which case such audit or inspection shall be at Tenant's expense; provided, however, that the amount of Escalation Rent, Participation Rent and Supplemental Rent disclosed to be due by any audit or inspection conducted by Lessor shall not necessarily be determinative of the Escalation Rent, Participation Rent and Supplemental Rent due hereunder for any period. Any additional Escalation Rent, Participation Rent or Supplemental Rent which is ultimately determined to be payable shall be paid to Lessor on the Rent Payment Date occurring immediately after any such ultimate determination, with interest at the annual rate of five percent (5%) over the discount rate of the Federal Reserve Bank of San Francisco (but in no event exceeding the maximum rate per annum from time to time permitted by applicable law) (the "Interest Rate"), from the 120th day after the end of the Fiscal Year with respect to which such Escalation Rent, Participation Rent or Supplemental Rent is due. Any Escalation Rent, Participation Rent or Supplemental Rent which has been overpaid as a result of a demand by Lessor, along with interest at the Interest Rate from the date of overpayment until the date of credit, as hereinafter provided, shall be credited first the interest, then the principal against any obligation of Tenant to Lessor as of the next successive Rent Payment Date or Dates until such overpayment and interest thereon is fully credited against Tenant's obligations to Lessor.

                  2.6 Net Rent; Manner of Payment. Base Rent, Escalation Rent, Participation Rent, Additional Rent, Supplemental Rent, Holding Rent and any other sums payable to Lessor hereunder shall be paid in such coin or currency (or, subject to collection, by check payable in such coin or currency) of the United States of America as at the time shall be legal tender for the payment of public and private debts, at the office of Lessor located at the address of Lessor set forth first above in this Lease or at such place and to such Person as Lessor from time to time may designate. Holding Rent, Base Rent, Escalation Rent, Supplemental Rent and Participation Rent shall be absolutely net to Lessor so that this Lease shall yield to Lessor the full amount of the installments of Holding Rent throughout the Holding Period and Base Rent, Escalation Rent, Supplemental Rent and Participation Rent throughout the remainder of the term of this Lease without offset or deduction, other than (a) the credit for overpaid Escalation Rent, overpaid Participation Rent and overpaid Supplemental Rent as provided in Section 2.5,(b) as to Escalation Rent, Supplemental Rent and Participation Rent (but not Holding Rent or Base Rent) subject to the rights of a Mortgagee or its successors in interest as provided in Sections 21.2 and 21.3 hereof and (c) as to Participation Rent, the Minority Business Enterprise Credit as provided in Section 2.4. Nothing in this Section or elsewhere in this Lease shall obligate Tenant to pay or reimburse Lessor for any income, franchise, capital or other tax or levy, however denominated, on or measured by Lessor's income or revenues whether from this Lease or otherwise.

                  2.7 Additional Rent. Tenant shall also pay to Lessor from time to time as provided in this Lease an additional rent ("Additional Rent"). Additional Rent shall include (a) all other amounts and obligations which Tenant herein assumes or agrees to pay; provided, however, that if under the terms and conditions set forth in this Lease, Tenant is to satisfy such obligation to a Person other than Lessor, Lessor shall have no claim to such amount as Additional Rent unless Lessor, to protect its rights after first giving notice to Tenant as herein provided and Tenant failing thereafter within the time herein provided to make such payment, shall have satisfied such obligation and demanded reimbursement from Tenant, (b) interest at the Interest Rate on such of the amounts and obligations as are payable to Lessor pursuant to the foregoing clause (a) and are not paid within 10 days after the due date (or, if a demand therefor is required by the terms of this Lease, then within 10 days after the date of such demand), such interest to accrue from the due date or the date of such demand, whichever is later, until payment thereof, and (c) interest at the Interest Rate on all installments of Holding Rent, Base Rent, Escalation Rent, Supplemental Rent and Participation Rent not paid within ten days after the due date, such interest to accrue from the due date thereof (except as to those portions of Escalation Rent, Supplemental Rent and Participation Rent payable as provided in the last sentence of Section 2.5) until payment. In the event of any failure on the part of Tenant to pay any Additional Rent, Lessor shall have all the rights, powers and remedies provided for in this Lease in the case of non-payment of Holding Rent or Base Rent.

                  2.8 Supplemental Rent. Tenant shall make the following payments ("Supplemental Rent") to Lessor: (a) on the date of this Lease $1,000,000; and (b) as provided in the next sentence, $363,000 plus interest thereon at the rate of 10% per annum (not compounded) from the date of this Lease until such $363,000 sum is paid. The amount payable under clause (b) shall be paid only to the extent that 50% of the Supplemental Rent Net Cash Flow (calculated on a cumulative basis through the end of a Fiscal Year) exceeds $4,500,000 multiplied by the number of years and fractions of years from the Completion Date through the end of such Fiscal Year. If 50% of Supplemental Rent Net Cash Flow is sufficient to pay only part of the amount payable under clause
(b), the payment shall be credited against interest first, and then against the $363,000 sum. The unpaid balance with interest shall be payable in the same manner out of 50% of Supplemental Rent Net Cash Flow for successive Fiscal Years. The Supplemental Rent Payment Date with respect to each Fiscal Year shall be the first Rent Payment Date following the delivery of the Annual Accounting Statement with respect to such Fiscal Year.

                                    ARTICLE 3

                           DEVELOPMENT AND IMPROVEMENT

                  3.1 Lessor's Improvements; Lessor's Payments to Tenant. Lessor shall install and maintain the improvements required of it under the Disposition Agreement. Lessor shall have no responsibility to construct or maintain any improvements located on or off Phase 1A or to remove any improvements located on or off Phase 1A except as provided in the Disposition Agreement. Lessor shall pay to Tenant costs incurred by Tenant for installation concurrently with Phase 1A and on adjacent property of certain improvements forming a portion of the Future Transit Tunnel and Station and amenities and appurtenances thereto as provided in the Disposition Agreement and Attachments thereto, including the Future Transit Tunnel and Station Construction Agreement attached thereto as Attachment No. 8. Lessor has or will deliver to Tenant an agreement which entitles Tenant to enter onto the adjacent property to Phase 1A to construct portions of the Future Transit Tunnel and Station, but a default thereunder or under the Future Transit Tunnel and Station Construction Agreement by Tenant shall not be a default under this Lease.

                  3.2      Tenant's Improvements.

                  (a) Tenant shall build on Phase 1A the improvements described in the Scope of Development (Attachment No. 3 to the Disposition Agreement) and in accordance with the final Construction Drawings approved by Lessor in accordance with the Disposition Agreement (the "Original Improvements"). The final plans and specifications for the Original Improvements shall be prepared by Tenant and approved by Lessor pursuant to the Disposition Agreement (such plans and specifications are herein referred to as the "Approved Plans"). Any material modifications to the Approved Plans shall be in writing and made pursuant to Section 3.3 hereof.

                  (b) Title to the Phase 1A Improvements (except as quitclaimed pursuant to Section 1.4) shall remain in Tenant until termination or expiration of this Lease for any reason. Subject to the provisions of Section 22.4, upon the termination or expiration of this Lease all of the Phase 1A Improvements shall be surrendered to Lessor without any compensation therefor to Tenant.

                  3.3 Proposed Changes. If Tenant desires to make any material changes in the Approved Plans which are not inconsistent in a material respect with the Scope of Development as provided in the Disposition Agreement, Tenant shall submit such proposed changes to Lessor for its approval as provided in the Disposition Agreement. The provisions of the Disposition Agreement relating to approval or rejection, time limits for action and resubmissions of proposed modifications shall apply until such modifications have been approved by Lessor. No approval given by Lessor hereunder shall relieve Tenant from compliance with state and local laws and regulations in the construction of the Phase 1A Improvements, but Lessor shall assist Tenant in obtaining any governmental approvals needed.

                  3.4 Certifying Approval. Lessor shall, upon request of Tenant, furnish certificates upon which Tenant, any Mortgagee or Occupancy Tenant shall be entitled to rely, evidencing the approval of the Approved Plans and any changes in the Schedule of Performance or Scope of Development and stating that such meet the requirements of Lessor, this Lease and the Disposition Agreement and whether or not the Commencement of Construction of Phase 1A has occurred, and whether or not construction of the Original Improvements has been substantially completed and if not, specifying in reasonable detail what Lessor believes remains to be completed.

                  3.5      Commencement of Construction.

                  Commencement of Construction is to occur within thirty (30) days after execution and delivery of this Lease, subject to extension for Unavoidable Delays.

                  3.6 Certificate of Completion. After substantial completion of the Museum Building or of the rest of the Original Improvements in accordance with the provisions of the Disposition Agreement and this Lease, and within 30 days after written request by Tenant or Mortgagee, Lessor shall furnish Tenant or Mortgagee with a Certificate of Completion which shall constitute (and shall so state) a conclusive determination by Lessor that: (a) Tenant has fully complied with all obligations under the Disposition Agreement and this Lease to construct the Museum Building or the rest of the Original Improvements; (b) Tenant has complied with all obligations affecting the Museum Airspace or of the rest of Phase 1A arising to the date of such Certificate of Completion under the Disposition Agreement and this Lease; and (c) the Museum Building or the rest of the Original Improvements were constructed in compliance with the Disposition Agreement, this Lease, and the related documents outlined in the Recitals, above. Lessor shall not refuse to issue the Certificate of Completion with respect to Museum Building or the rest of the Original Improvements because there is a default as a result of failure or refusal of Developer to perform its obligations with respect to the other or with respect to any or all of any of the other Phases, whether such obligations arise under the Disposition Agreement or otherwise. The Certificate of Completion shall be in such form as will enable it to be recorded in the office of the Recorder of Los Angeles County, California.

                  3.7 Refusal to Certify. If Lessor shall refuse or fail to provide the Certificate of Completion in accordance with the provisions of this Article, it shall, within 30 days after written request therefor by Tenant or Mortgagee, provide Tenant or Mortgagee with a written statement indicating in adequate detail in what respect Tenant has failed to complete the Museum Building or the rest of the Original Improvements (whichever it claims to be the case) in accordance with the provisions of the Disposition Agreement and this Lease and what measures or acts must, in the opinion of Lessor, be taken or performed by or on behalf of Tenant in order to obtain such Certificate of Completion for the Museum Building or the rest of the Original Improvements, whichever the case may be.

                  If the reason for such refusal is confined to the immediate availability of materials for landscaping or of specific items which do not prevent substantial completion, Lessor must issue the Certificate of Completion upon Tenant's or Mortgagee's written promise to complete the items within a reasonable time to be mutually agreed and upon the posting of a bond with Lessor or furnishing to Lessor a letter of credit from a bank reasonably satisfactory to Lessor or other evidence reasonably satisfactory that Tenant or Mortgagee has committed funds in an amount representing the fair value of the work not yet completed. If Lessor shall have failed to provide such written statement within said 30-day period, Tenant or Mortgagee at the end of said 30-day period shall be automatically deemed entitled to the Certificate of Completion. The date of said Certificate of Completion or the day on which Tenant or Mortgagee is automatically deemed entitled to the Certificate of Completion is the "Completion Date."

                  The Certificate of Completion shall not constitute evidence of compliance with or satisfaction of any obligation of Tenant to any holder of a mortgage, or any insurer of a mortgage securing money loaned to finance the Original Improvements, or any part thereof. The Certificate of Completion shall not constitute the notice of completion referred to in California Civil Code
Section 3093.

                  3.8 Phase 1A Improvements Defined. All buildings, structures or improvements from time to time existing on Phase 1A, including without limitation the Original Improvements and any alterations or additions thereof, except for Tenant's Equipment, are collectively referred to as the "Phase 1A Improvements."

                  3.9 Dedications and Grants of Public Easements; Maps and Instruments. From time to time during the term hereof, Tenant may, for the purpose of developing Phase 1A pursuant to the Disposition Agreement, request Lessor to execute, acknowledge and deliver (collectively "Maps and Instruments")
(a) such instruments of dedication, grants of easements, and the like to public authorities, or public utilities and (b) such tentative maps, final maps, parcel maps, declarations of easements, conditions, covenants and restrictions and other instruments as may be appropriate for the purpose of effecting the development of Phase 1A and the leasing thereof for the uses and purposes contemplated in this Lease and the Disposition Agreement. Tenant shall keep Lessor informed concerning the Maps and Instruments so that Lessor shall be able to comment thereon and Tenant shall make such reasonable modifications therein as Lessor shall request so long as they are consistent with and will enable Tenant to carry out the development contemplated in the Approved Plans and all Legal Requirements. Lessor shall within 30 days after the delivery of any Maps or Instruments to it by Tenant for execution, execute, acknowledge and deliver such document to Tenant if it is consistent with drafts thereof submitted to Lessor by Tenant with such changes as Lessor shall have reasonably requested. If Lessor shall not execute, deliver and acknowledge such Maps or Instruments it shall within such 30 day period specify in writing in what respects said Maps or Instruments are not consistent with the Approved Plans and Legal Requirements and what changes will make them acceptable to Lessor. Tenant shall not file or record, nor allow the filing or recording, of any tentative maps, final maps, parcel maps or condominium plans without first obtaining Lessor's signature thereto or approval thereof.

                  3.10 Nondiscrimination. Tenant herein covenants by and for itself, its successors and assigns, and all persons claiming under or through Tenant, that this Lease is made and accepted upon and subject to the following conditions:

                  That there shall be no discrimination against or segregation of any person or group of persons on account of race, color, creed, religion, sex, marital status, national origin or ancestry, in the leasing, subleasing, transferring, use, occupancy, tenure, or enjoyment of the premises herein leased nor shall Tenant, or any person claiming under it establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy, of tenants, lessees, sublessees, subtenants or vendees in the premises herein leased.

                                    ARTICLE 4

                              INTENTIONALLY OMITTED

                                    ARTICLE 5

                             CONSOLIDATION OF LEASES

                  5.1 Consolidation of Leases. If Tenant under this Lease and tenant(s) under one or more leases of any other Phases of the Site shall with the consent of the respective Mortgagees of the leases of such Phases request consolidation of their respective leases into a single lease, Lessor hereby agrees to permit such consolidation and to execute a consolidated lease providing a single Base Rent and property description and otherwise on substantially the same terms as are provided in the separate leases which are consolidated.

                                    ARTICLE 6

                           CONDITION AND USE OF PHASE

                  6.1 Use of the Leased Property. Phase 1A (other than the Museum Airspace) may be used for any lawful purpose so long as that use is in conformity with and pursuant to the Disposition Agreement. Tenant shall use and occupy Phase 1A, and shall in any conveyance require that all sublessees and purchasers shall use and occupy Phase 1A or any portion of Phase 1A, in a lawful manner and comply with, and shall maintain Phase 1A or any portion thereof in compliance with all Legal Requirements applicable thereto and to the use thereof.

                  6.2 Compliance of Phase with Legal Requirements. If other than as a result of a Taking, Phase 1A may not under all Legal Requirements from time to time existing be used for a material and substantial period of time for the purposes contemplated in the Disposition Agreement and the Approved Plans then Lessor shall assist Tenant in seeking to obtain changes in the Legal Requirements. If such action is unsuccessful, Tenant shall have the right with the consent of the Mortgagee, at Tenant's option, either (a) to terminate this Lease and Tenant's obligations hereunder if compliance with such Legal Requirements would involve material changes in the Scope of Development or
(b) to require that the Base Rent, Escalation Rent and Participation Rent be appropriately adjusted to reflect the reduction in value, if any, of Phase 1A as a result of complying with the applicable Legal Requirements. Such adjustment to Base Rent and Escalation Rent shall be determined by mutual agreement between Lessor and Tenant. If no agreement is reached within 30 days after demand by Tenant for such adjustment, then such adjustment to Base Rent and Escalation Rent shall be made by appraisal as provided in Article 39 if, and only if, requested by Tenant.

                                    ARTICLE 7

                             MAINTENANCE AND REPAIRS

                  7.1 Maintenance. Tenant shall, at its expense, maintain the Phase 1A Improvements and, to the extent imposed by law on adjacent property owners, the adjacent parkways, sidewalks and curbs in good and clean order and condition, subject to reasonable wear and tear. Tenant have been approved by Lessor. Prior to making any such alteration or addition, Lessor shall have (i) received at least 90 days prior written notice from Tenant of the proposed alteration or addition and (ii) approved in writing the plans and specifications provided, however, that within 30 days after submission Lessor shall advise Tenant of its approval, or of its disapproval, setting forth in detail the reasons for disapproval, and, in the event of disapproval, that resubmissions may be made in a like manner with the same provisions with regard to approval or disapproval.

                  8.2 Demolition and Reconstruction. Tenant shall have the right at any time and from time to time during the Lease Term, at its expense, to demolish part or all of the Phase 1A Improvements then existing; provided, however, that:

                  (a) Tenant shall forthwith construct upon Phase 1A a structure or structures having at least the then fair market value, the quality and the parking facilities of the Phase 1A Improvements, or part thereof, then demolished; provided further, that after the 51st anniversary of the commencement of the Lease Term, Tenant may construct upon Phase 1A any structure which will provide, in the reasonable judgment of Lessor, sufficient income to pay the Base Rent, Escalation Rent and Participation Rent reasonably equivalent to that payable immediately prior to such demolition and reconstruction;

                  (b) Prior to the commencement of any such demolition, Lessor shall have (i) received at least 90 days' prior written notice from Tenant of the proposed demolition and construction, (ii) approved in writing the preliminary plans and specifications for the proposed new Phase 1A Improvements, prepared by an architect selected by Tenant and satisfactory to Lessor, provided, however, that within 30 days after submission, Lessor shall advise Tenant of its approval, or of its disapproval, setting forth in detail the reasons for disapproval, and, in the event of disapproval, that resubmission may be made in a like manner with the same provisions with regard to approval or disapproval and (iii) received, at least 90 days prior to the commencement of any such demolition, reasonably satisfactory evidence that Tenant has or will have available the financing needed for payment of the costs of demolition and reconstruction; and

                  (c) any such demolition and the construction of new Phase 1A Improvements in connection therewith shall comply with the provisions of subsections (b) and (c) of Section 8.1.

Tenant shall not demolish any portion of the Phase 1A Improvements other than strictly in accordance with the provisions of this Section 8.2, without the prior written consent of Lessor, except for such minor demolitions in connection with alterations or additions as are performed in compliance with the provisions of Section 8.1.

                                    ARTICLE 9

                           PAYMENT OF IMPOSITIONS AND
                             SUBSTITUTE IMPOSITIONS

                  9.1 Payment, Evidence of Payment. As required in California Health and Safety Code Section 33673, Phase 1A shall be assessed and taxed in the same manner as privately owned property and Tenant shall pay taxes upon the assessed value of Phase 1A and not merely the assessed value of Tenant's interest in this Lease. Subject to Article 12 relating to contests, Tenant will pay all Impositions prior to delinquency, provided that: (a) if, by law, any Imposition may, at the option of the person on whom it is imposed, be paid in installments. Tenant may exercise such option, and shall pay all such installments (and interest, if any) becoming due during the term of this Lease as the same respectively become due and before any further interest or any penalty, fine or cost may be added thereto; and (b) any Imposition relating to a fiscal period of the taxing authority, a part of which is included within the term of this Lease and a part of which extends beyond such term, shall be apportioned between Lessor and Tenant as of the expiration of such term. Upon demand made from time to time by Lessor with respect to each payment of Impositions before it becomes delinquent, Tenant will furnish to Lessor for inspection, within ninety (90) days after the date when any Imposition (unless being contested in conformity with Article 12) would become delinquent, official receipts of the appropriate taxing authority, or other proof satisfactory to Lessor evidencing the payment of such Imposition.

                  9.2 Substitute Impositions. In the event any Substitute Imposition shall be levied during the term of this Lease Tenant shall be obligated to pay the amount thereof (but not including penalties or interest assessed because of Lessor's late payment or other negligence) to Lessor from time to time upon receipt of a billing therefor from Lessor; provided that such billing shall be made not earlier than the date such Substitute Imposition is due and paid by Lessor; provided further that along with such billing Lessor shall deliver to Tenant an explanation in reasonable detail of the basis on which such billing constitutes a Substitute Imposition and the calculation of the amount of such billing.

                                   ARTICLE 10

                          COMPLIANCE WITH REQUIREMENTS

                  Subject to Article 12 relating to contests, and subject to
Article 8 relating to alterations, Tenant at its expense will within a reasonable period of time (a) comply with all Legal Requirements and Insurance Requirements, and (b) comply with any instruments of record at the time in force affecting Phase 1A or any part thereof.

                                   ARTICLE 11

                                      LIENS

              Tenant will not directly or indirectly create or permit to be created or to remain, and will discharge any mortgage, lien, security interest, encumbrance or charge on, pledge of or conditional sale or other title retention agreement with respect to Phase 1A or any part thereof or Tenant's interest therein, other than (a) this Lease and Occupancy Leases, (b) a Mortgage or Mortgages as provided in Section 23.1, (c) liens for Impositions not yet payable, or payable without the addition of any fine, penalty, interest or cost for non-payment, or being contested as permitted by Article 12, (d) Permitted Exceptions, and (e) liens of mechanics, materialmen, suppliers or vendors, or rights thereto, for sums which under the terms of the related contracts are not at the time delinquent or which are being contested as permitted by Article 12.

terms and conditions of this Lease (and, until the Completion Date, the Disposition Agreement, but only insofar as it relates to Phase 1A) on its part to be performed or complied with, shall quietly have and enjoy Phase 1A and shall not be hindered or molested by Lessor or anyone claiming by, through or under Lessor or anyone claiming a prior title or interest in Tenant's enjoyment of Phase 1A.

                                   ARTICLE 17

                               TENANT'S EQUIPMENT

                  All Tenant's Equipment shall be the property of Tenant. Tenant will immediately repair at its expense all damage to Phase 1A caused by any removal of Tenant's Equipment therefrom, whether effected by Tenant, or any other Person. Lessor shall not be responsible for any loss of or damage to Tenant's Equipment.

                                   ARTICLE 18

                                   INSURANCE

                  18.1 Insurance During Term. During the term of this Lease, except to the extent otherwise indicated in this Article, Tenant will, at its sole cost and expense, keep and maintain or cause to be kept and maintained:

                  (a) Comprehensive public liability insurance naming both Lessor and Tenant as assureds against claims for personal injury or death or property damage occurring upon, in or about Phase 1A, or the Phase 1A Improvements or upon, in or about the adjoining land, streets and passageways thereof, such insurance to (i) afford protection in an amount not less than $1,000,000 combined single limits which minimum required amount shall be adjusted every five years on the anniversary date of this Lease using as an index for such adjustment the Composite Construction Cost Index (Monthly) as published in U.S. Department of Commerce "Survey of Current Business" and (ii) be subject to such reasonable deductible as shall be determined by Tenant;

                  (b) During the construction, alteration, or repair of any improvements on Phase 1A, workers

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

         compensation and employers liability insurance covering all persons employed in connection with such work and with respect to whom death or bodily injury claims could be asserted against the Lessor, Tenant, or Phase 1A; and

                  (c) Fire and extended coverage insurance (it shall not be necessary to carry earthquake insurance but such insurance may in the sole judgment of Tenant be carried) in the form customarily carried in Los Angeles County in an amount determined by Tenant, which shall in any case be equal to not less than 80% of the then-current replacement cost for the Phase 1A Improvements, subject to a deductible to be determined by Tenant of up to $500,000 (which $500,000 may be adjusted not more than annually on the anniversary date of this Lease using as an index the Composite Construction Cost Index (Monthly) as published in U.S. Department of Commerce "Survey of Current Business"). Replacement cost shall be evaluated not less than every five years from the anniversary date of this Lease, and shall, if the parties shall not agree thereon, be subject to determination by appraisal.

                  (d) If any Index provided anywhere in this Lease to be used for the purpose of adjusting any amount is discontinued or revised during the term of this Lease such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the said index had not been discontinued or revised. If there be no replacement government index or computation then the closest available index or computation shall be used from time to time as the parties shall agree upon and if they shall not agree then such index or computation as shall be established by arbitration based on the same standard as set forth in the preceding sentence.

                  18.2 Insurance Companies and Policies - Terms of Policy. All insurance provided for pursuant to Section 18.1 shall be effected under a valid and enforceable policy or policies issued by insurers of recognized responsibility reasonably satisfactory to Lessor. Each such policy issued under
Section 18.1(c) shall (a) name Lessor, Tenant and any Mortgagee as insureds as their respective interest may appear, (b) so far as the same provide for payment of losses provide (except in the case of a loss of less than $500,000 [or such greater amount compared to $500,000 as the then total of Base Rent and Escalation Rent bears to the Base Rent] which may be paid to Tenant) for payment of such loss to Mortgagee if it is an Institutional Investor, or if there is no such Mortgagee then to a bank or trust company designated by Tenant from time to time, having an office in Los Angeles which has capital and surplus of at least $50,000,000 (such Mortgagee, bank or trust company is herein referred to as "Depositary") and (c) so far as the same provide for payment of losses, provide or be to the legal effect that such losses payable to Mortgagee or Depositary shall be payable notwithstanding any act or negligence of Tenant. Each policy issued under Section 18.1 shall provide that no cancellation or termination thereof on account of nonpayment of premiums or any other reason shall be effective until at least ten (10) days after mailing or otherwise sending written notice thereof to Lessor. Each party hereby waives all rights of action against the other with respect to any losses or claims covered by any insurance policy under Section 18.1(c) to the extent that such waiver of subrogation is permitted by each such policy. Upon the execution of this Lease, and thereafter not less than fifteen (15) days prior to the expiration dates of the policies theretofore delivered pursuant to this Section, Tenant shall deliver to Lessor certificates of insurance or duplicate originals or copies certified to be correct copies of the policies or renewal policies, as the case may be, required by this Lease, with receipts or other evidence satisfactory to Lessor showing the payment of the premium therefore. Insurance required hereunder may be effected by a blanket insurance policy or policies covering other property.

                  18.3 Tenant's Separate Insurance. Tenant may take out such additional or more extensive insurance as it or any Mortgagee shall determine is desirable. Tenant shall not take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article to be furnished by Tenant to Lessor unless Lessor is included therein as an insured, with loss payable as provided in Section 18.2 hereof, and Tenant shall immediately notify Lessor of the taking out of any such separate insurance concurrent in form or contributing in the event of loss and shall deliver the policy or policies or copies or certificates thereof as provided in Section 18.2 hereof.

                  18.4 Tenant's Self-Insurance Notwithstanding the provisions of this Article 18, Tenant may, in lieu of maintaining the insurance herein required, self-insure against any of the risks herein referred to provided that (i) prior thereto it shall give notice to Lessor of its intent to self-insure, specifying in such notice which insurance it proposes not to maintain in force and effect and if it proposes to self-insure with respect to only a portion of any required insurance coverage, specifying the amount it proposes to self-insure, (ii) during any period in which Tenant shall so self-insure, it shall establish and maintain adequate reserves in cash or cash equivalents satisfactory to Lessor for losses arising from such risks, and (iii) shall deliver to Lessor with the notice referred to in clause (i) and thereafter within 30 days after the end of each of its fiscal years, a certificate of Tenant, setting forth a statement of the reserves so maintained by Tenant.

                                   ARTICLE 19

                            DAMAGE TO OR DESTRUCTION
                            OF SITE OR IMPROVEMENTS

                  19.1 Tenant to Give Notice. In case of any material damage to or destruction of the Phase 1A Improvements or any part thereof, Tenant will within a reasonable period of time give written notice thereof to Lessor generally describing the nature and extent of such damage or destruction.

                  19.2 Restoration. In case of any damage to or destruction of the Phase 1A Improvements or any part thereof, and, subject to the next sentence, if the insurance proceeds, if any, on account of such damage or destruction are sufficient for the purpose, Tenant shall within a reasonable period of time commence and complete (subject to Unavoidable Delays) the restoration, replacement or rebuilding of the Phase 1A Improvements with such alterations and additions as may be made at Tenant's election pursuant to and subject to the terms of Article 8 (such restoration, replacement, rebuilding, alterations and additions, together with any temporary repairs and property protection pending completion of the work being herein called "Restoration"). If the Phase 1A Improvements are damaged during the last ten years of the Lease Term or if the insurance proceeds are not sufficient to complete Restoration or if there are no insurance proceeds (other than by reason of Tenant's being a self-insurer as to such casualty as provided in Section 18.4), or if in Tenant's opinion it is economically unfeasible to undertake Restoration, Tenant shall promptly as practicable either (a) commence and complete (subject to Unavoidable Delays) Restoration of all or a portion of the damaged Phase 1A Improvements or
(b) remove any rubble and cause the portion of Phase 1A occupied by the damaged Phase 1A Improvements as to which Tenant has not elected to undertake Restoration to be returned to a safe condition and this Lease shall terminate as to such portion of Phase 1A and the Base Rent and Escalation Rent shall be reduced as the parties shall either agree upon or as is determined by appraisal under Article 39, in accordance with the respective rental values of the portion of Phase 1A remaining under this Lease and the portion removed, each valued with the Phase 1A Improvements existing thereon immediately before the damage or destruction.

                  19.3 Application of Insurance Proceeds. Proceeds of insurance policies required to be carried under Article 18, whether received by any Mortgagee of Tenant or the Depositary, which are received on account of any damage to or destruction of Phase 1A or the Phase 1A Improvements thereon (less the costs, fees and expenses incurred in the collection thereof, including without limitation attorney's fees and expenses) and if Tenant shall not make the election permitted in Section 19.2(b) above, shall be applied as follows:

                  (a) Tenant shall furnish to Lessor and any Mortgagee evidence satisfactory to Lessor and the Mortgagee of the total cost of Restoration pursuant to Section 19.2 and that it has or will have available the total amount of money which, when added to the insurance proceeds received, shall be sufficient to pay the cost of such Restoration.

                  (b)      After the conditions of subsection (a) of this
         Section 19.3 have been complied with, net insurance proceeds received by Depositary on account of any damage to or destruction of Phase 1A or any part thereof shall (subject to subsection (d) of this Section 19.3) be paid by Depositary to Tenant or as Tenant may direct, from time to time as Restoration progresses, to pay (or reimburse Tenant for) the cost of Restoration. Such payment shall be made only (i) upon written request of Tenant to Depositary accompanied by a certificate of an independent architect (which architect shall be satisfactory to Lessor) to the effect that the amount requested has been paid or is then due and payable and is properly a part of such cost, (ii) upon certification of Depositary to Lessor that Depositary has received evidence satisfactory to it that there are no mechanic's or similar liens for labor or materials supplied in connection with such Restoration to date or that such have been adequately provided for, and

         (iii) upon certification by Depositary to Lessor that the balance of said proceeds after making the payment requested will be sufficient to pay the balance of the cost of Restoration. Upon receipt by Lessor and any Mortgagee of evidence that Restoration has been completed and the cost thereof paid in full or has been adequately provided for, and that there are no mechanic's or similar liens for labor or materials supplied in connection therewith which have not been adequately provided for, the balance, if any, of such proceeds shall be paid to Tenant or as Tenant may have agreed in the Mortgage.

                  (c) Any insurance proceeds held by the recipient on any termination of the Lease Term and not required to be paid to Tenant pursuant to subsection (b) of this Section 19.3 shall be paid first to Mortgagee to the extent of its lien, next to the expenses of clearing Phase 1A of any rubble, and any balance shall be divided equally between Lessor and Tenant.

                  (d) If there exists a default under a Mortgage, the Mortgagee with the first priority may, at its option, cause insurance proceeds to be held and retained by the Depositary until either (i) the default is cured or (ii) Tenant's interest in Phase 1A and the Phase 1A Improvements is acquired by foreclosure, trustee's sale or deed or assignment in lieu of foreclosure or (iii) the Lease is terminated. Upon the release of the insurance proceeds by Mortgagee, the insurance proceeds are to be applied pursuant to Sections 19.3(b) or 19.3(c) hereof.

                  19.4 Insurance Proceeds Less Than $500,000. If insurance proceeds are less than $500,000 (adjusted every five years on the anniversary date of this Lease on the basis of the index then being used under Section 18.1(a) of this Lease), such proceeds shall be paid to Tenant to be applied either to Restoration or to the cost of removal of rubble from Phase 1A, with any excess to be the property of Tenant (subject to the provisions of any Mortgage).

                                   ARTICLE 20

                                     TAKING

                  20.1 Tenant to Give Notice. In case of a Taking of all or any part of Phase 1A, or the commencement of any proceedings or negotiations which might result in such Taking, Tenant shall within a reasonable period of time give written notice thereof to Lessor generally describing the nature and extent of such Taking or the nature of such proceedings or negotiations and the nature and extent of the Taking which might result therefrom, as the case may be.

                  20.2 Total Taking. In case of a Taking of the entire Phase 1A, this Lease shall terminate as of the date title vests in the condemning authority or the date the condemning authority is entitled to possession, whichever first occurs (the "Date of Taking"). In case of a Taking of a perpetual easement on or the fee interest in such a substantial part of Phase 1A which shall result, in either case, in Phase 1A remaining after such Taking (even if Restoration were made) being unsuitable or economically unfeasible for the use to which such remaining part of Phase 1A had been put prior to such Taking, as determined by an independent member of the American Institute of Real Estate Appraisers (or, if such organization under whatever name it may hereafter adopt is no longer in existence, any person having knowledge and experience in valuing properties comparable to the Phase 1A Improvements) selected by Tenant and satisfactory to Lessor (and evidenced by a certificate of such person delivered to Lessor within 60 days after the Date of Taking), Tenant may, at its option, terminate this Lease by written notice to Lessor given within 120 days after the Date of Taking, as of a date specified in such notice within 180 days after the Date of Taking. Any Taking of Phase 1A of the character referred to in this Section 20.2 which results in the termination of this Lease is referred to herein as a "Total Taking."

                  20.3 Partial Taking. In case of a Taking of Phase 1A other than a Total Taking (a "Partial Taking"), (a) this Lease shall remain in full force and effect as to the portion of Phase 1A remaining immediately after such Taking, without any abatement or reduction of Base Rent or Escalation Rent or any other sum payable hereunder, except as provided in Section 20.5, and (b) Tenant, whether or not the awards or payments, if any, on account of such Taking shall be sufficient for the purpose, at its expense, but first subject to Section 20.4(a), shall within a reasonable period of time commence and complete, subject to Unavoidable Delays, Restoration of Phase 1A as nearly as possible to its value, condition and character immediately prior to such Taking, with such alterations and additions as may be made at Tenant's election pursuant to and subject to the terms of Article 8, except for any reduction in area caused thereby; provided, however, that in case of a Taking for temporary use Tenant shall not be required to effect Restoration until such Taking is terminated.

                  20.4 Application of Awards and Other Payments. Awards and other payments on account of a Taking, less costs, fees and expenses incurred in the collection thereof ("Net Awards and Payments") shall be applied as follows:

                  (a) In case of a Taking other than a Total Taking or a Taking for temporary use, Tenant shall furnish to Lessor and any Mortgagee evidence satisfactory to Lessor and Mortgagee of the total cost of the Restoration required by Section 20.3.

                  (b) Net Awards and Payments received on account of a Taking other than a Total Taking or a Taking for temporary use shall be held by Depositary and applied to pay the cost of Restoration of Phase 1A, such application to be made substantially as provided in paragraph
         (b) of Section 19.3. The balance, if any, shall be divided between Lessor and Tenant in the ratio, as nearly as practicable, which (i) the then value of Lessor's interest in Phase 1A (including its interest hereunder) bears to (ii) the then value of Tenant's interest in the remainder of the Lease Term, each as determined by appraisal as provided in Article 39 hereof.

                  (c) Net Awards and Payments received on account of a Taking for temporary use shall be paid to Tenant; provided, however, that if any portion exceeding $500,000 (adjusted every five years on the anniversary date of this Lease on the basis of the index then being used under Section 18.1(a) of this Lease) of any such award or payment is paid by the condemnor by reason of any damage to or destruction of the Phase 1A Improvements, such portion shall be held by Depositary and applied as provided in subsection (b) of this Section 20.4.

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

                  (d) Net Awards and Payments received on account of a Total Taking shall be allocated as follows:

                           First: There shall be paid to Lessor an amount equal
                  to the discounted value of the Base Rent and the amount of Escalation Rent (such amount to be calculated according to the formula set forth in clause (1) of subsections (a) and (b) of
                  Section 2.3 as distinguished from clause (2) thereof) on the portion of Phase 1A which has been taken which would have become due until the end of the Lease Term if it were not for the Total Taking and which would rank prior to the payments to the holder of the then-existing Mortgage under Section 21.2. The discount rate shall be as agreed by the parties or by appraisal as provided in Article 39 determined at the time the amount set forth in this subsection (d) is to be paid to Lessor.

                           Second: There shall be paid to Mortgagee an amount
                  equal to the sum of any unpaid principal amount of the indebtedness secured by the Mortgage, if any, and any interest accrued thereon, all as of the date on which such payment is made.

                           Third: There shall be paid to Tenant an amount equal
                  to the value, subject to the rent reserved to Lessor under this Lease of the interest of Tenant in the remainder of the Lease Term, including the value of the ownership interest in and use of the Phase 1A Improvements, determined as of the date of such Taking by appraisal as provided in this Lease, after deducting the amount, if any, paid to Mortgagee pursuant to the foregoing clause Second. Such determination shall be made as if this Lease shall not have terminated.

                           Fourth: Any remaining balance shall be paid to
                  Lessor.

In the event that Tenant's interest under this Lease is subject to any Mortgage, all amounts payable to Tenant (other than amounts payable for Restoration) pursuant to subsections (b) and (d) of this Section 20.4 to the extent permitted by applicable law and required by the Mortgage shall be paid to Mortgagee to be applied by Mortgagee in accordance with the terms of the Mortgage.

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

                  20.5 Reduction of Fixed Rent Upon Payment to Lessor. In the event that any portion of an award or other payment received on account of a Taking shall be paid to Lessor pursuant to the second sentence of subsection (b) of Section 20.4, each monthly installment of Base Rent and Escalation Rent then in effect hereunder shall be reduced as the parties shall either agree upon or as is determined by appraisal under Article 39, in accordance with the respective rental value of the portion of Phase 1A remaining under this Lease and the portion removed, each valued with the Phase 1A Improvements existing thereon immediately before the Taking.

                                   ARTICLE 21

                                    MORTGAGEE

                  21.1 Mortgagees, Transferees. In the event the leasehold estate hereunder shall be acquired by foreclosure, trustee's sale or deed or assignment in lieu of foreclosure of a Mortgage, the purchaser at such sale or the transferee by such assignment and its successors as holders of the leasehold estate hereunder shall not be liable for any Base Rent, Escalation Rent, Participation Rent, Supplemental Rent, or Additional Rent or other obligations accruing after its or their subsequent sale or transfer of such leasehold estate and such purchaser or transferee and its successors shall be entitled to transfer such estate or interest without consent or approval of Lessor; provided that, except as to Escalation Rent, Participation Rent and Supplemental Rent as provided in Section 21.2 and, subject to Section 26.2 and Article 43, the purchaser or transferee or successor as holder of the leasehold estate hereunder shall be liable for the payment of all Base Rent, Escalation Rent, Participation Rent, Supplemental Rent and Additional Rent becoming due with respect to the period during which such purchaser, transferee or other successor is the holder of the leasehold estate hereunder.

                  21.2 Subordination of Escalation Rent, Supplemental Rent and Participation Rent. The Fixed Mortgage Payments and Participation Mortgage Payments on the Initial Mortgage will be senior to any Escalation Rent, Supplemental Rent and Participation Rent. This means that (i) while such Mortgage exists Mortgagee is entitled to receive Fixed Mortgage Payments and Participation Mortgage Payments on the Mortgage after payment of the Base Rent and before any Escalation Rent,

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

Supplemental Rent or Participation Rent is payable and (ii) if such Mortgage is foreclosed (by judicial or trustee's sale) or there is a deed or assignment in lieu of foreclosure the purchaser or transferee and its successors as owners of the leasehold estate will be entitled to receive, after payment of the Base Rent, and before any Escalation Rent, Supplemental Rent or Participation Rent is payable, an amount equal to the Fixed Mortgage Payments and Participation Mortgage Payments which would have been due had an identical Mortgage continued to encumber the leasehold for the remainder of the Lease Term after such foreclosure or trustee's sale or deed or assignment in lieu of foreclosure. Any increases in the Escalation Rent occurring after the recording of a New Mortgage and any Supplemental Rent and any Participation Rent becoming due after such recording will be likewise junior and subordinate to the Fixed Mortgage Payments and Participation Mortgage Payments of the New Mortgage.

                  21.3 Mortgagee's Escalation Rent. At such time as Tenant's interest in this Lease is mortgaged or encumbered by any New Mortgage after the Initial Mortgage there shall be a separate calculation of Escalation Rent to be paid by Mortgagee under that New Mortgage in the event of foreclosure or trustee's sale or deed or assignment in lieu of foreclosure of such New Mortgage ("Mortgagee's Escalation Rent"). Mortgagee's Escalation Rent shall not be due except in the event that the leasehold estate hereunder has been acquired by foreclosure, trustee's sale or deed or assignment in lieu of foreclosure of the New Mortgage, and shall not in any manner determine the amount to be paid by Tenant under this Lease unless Tenant shall be the purchaser at such sale or the transferee by such assignment. Mortgagee's Escalation Rent shall be the higher of (a) the total of (i) the then-applicable Escalation Rent, if any, for Phase 1A plus (ii) the product of 2% times the number of Fiscal Years from the date of execution and delivery of the New Mortgage to the immediately preceding Adjustment Year (if there was one) times the total of the Base Rent and the previous Escalation Rent or (b) that percentage of the total of the Base Rent plus the then-applicable Escalation Rent, if any, as is equal to the percentage increase of the average annual Escalation Rent Net Cash Flow for the two Fiscal Years immediately preceding the Fiscal Year in which the New Mortgage is executed over the average annual Escalation Rent Net Cash Flow during the two Fiscal Years immediately preceding the preceding Adjustment Year (if there was one); provided, however, that clause (2) of Section 2.3(a) or (b) shall not cause

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

the total of the Base Rent plus the Mortgagee's Escalation Rent in any Fiscal Year to exceed 5% of Net Operating Income for Phase 1A in such Fiscal Year (but in no event shall this act as a limitation on the payment of Base Rent), and the excess, if any, shall not cumulate to any subsequent Fiscal Year. Mortgagee's Escalation Rent shall apply as Escalation Rent for Phase 1A for the period of time between the date of any foreclosure or trustee's sale or deed or assignment in lieu of foreclosure and the date of the next Adjustment Year as provided in this Lease. At the time of such subsequent Adjustment Year, Escalation Rent shall be calculated as provided in Section 2.3 of this Lease, and Mortgagee's Escalation Rent shall no longer be payable (nothing in this Section 21.3, however shall affect Section 21.2 hereof).

                                   ARTICLE 22

                              FORBEARANCE; RIGHT TO
                           PERFORM TENANT'S COVENANTS

                  22.1 Notice. In the event that Tenant's interest under this Lease is subject to any Mortgage, Lessor will give to Mortgagee at such address as is specified by Mortgagee in accordance with Article 41 hereof, a copy of each notice or other communication from Lessor to Tenant with respect to any claim that a default exists or is about to exist hereunder. At the time of the giving of such notice or communication to Tenant, Lessor will also give to Mortgagee a copy of any notice of any rejection of this Lease by any trustee in bankruptcy of Tenant. Lessor will not exercise any right, power or remedy with respect to any default hereunder, and no notice to Tenant of any such default and no termination of this Lease in connection therewith shall be effective, unless Lessor has given to Mortgagee written notice or a copy of its notice to Tenant of such default or any such termination, as the case may be.

                  22.2 Forbearance by Lessor. So long as there is a Mortgage on Tenant's leasehold estate, Lessor will not exercise any right, power or remedy with respect to any Event of Default hereunder (other than to seek monetary relief from Tenant or equitable relief to preserve Phase 1A and the Phase 1A Improvements, if permitted under Article 24), if

                  (a) in the case of an Event of Default in the payment of Holding Rent, Base Rent or Additional Rent or Escalation Rent (but only to the extent to which Mortgagee is subordinate thereto as provided in
         Section 21.2), Mortgagee shall, within ninety (90) days after giving of the notice by Lessor that such Event of Default exists, pay such Holding Rent, Base Rent, Additional Rent or Escalation Rent (but only to the extent which Mortgagee is subordinate as provided in Section 21.2); or

                  (b) in the case of any other Event of Default, (i) Mortgagee, within one hundred eighty (180) days after the giving by Lessor of notice that such Event of Default exists, gives written notice to Lessor of Mortgagee's intention to foreclose its Mortgage,
         (ii) Mortgagee, within such same one hundred eighty (180) day period after the giving of such notice by Lessor, commences foreclosure or similar proceedings under the Mortgage for the purpose of acquiring Tenant's interest in this Lease and thereafter diligently prosecutes the same (provided, however, that if Mortgagee is restrained by a court of competent jurisdiction or by reason of any law, regulation, order or rule from so proceeding, the time periods set forth above shall be tolled and if the default with respect to which such Event of Default was declared is cured, Mortgagee may discontinue such proceedings), and
         (iii) either Mortgagee or any other purchaser or transferee of Tenant's interest under this Lease, whether at a judicial foreclosure, trustee's sale or by deed or assignment in lieu of foreclosure within a reasonable time after the acquisition of such interest, cures all defaults hereunder susceptible of being cured by Mortgagee or such purchaser other than obligations of Tenant to satisfy or discharge any lien, charge or encumbrance junior in priority to the lien of the Mortgage; provided that neither Mortgagee nor any such purchaser or transferee nor any successor shall, in order to preserve the leasehold estate, be obliged to pay any Participation Rent or Supplemental Rent accrued prior to such transfer or any Escalation Rent to which Mortgagee was not subordinate as provided in Section 21.2; and, provided further, that Lessor shall in no event be required to forbear hereunder unless Mortgagee shall within ninety (90) days after the giving of notice by Lessor pay all Holding Rent, Base Rent and Additional Rent and Escalation Rent (but only to the extent to which Mortgagee is subordinate thereto under Section 21.2), and in respect of which there exists an Event of Default.

                  22.3 Performance on Behalf of Tenant. In the event that Tenant shall fail to make any payment or perform any act required hereunder to be made or performed by Tenant, then Mortgagee may, but shall be under no obligation to, after such notice to Tenant, if any, as may be reasonable under the circumstances, but except for life-threatening emergencies not less than 20 days' notice make such payment or perform such act with the same effect as if made or performed by Tenant. Nothing herein shall limit the right of Mortgagee to take action or make a payment if permitted under its Mortgage. Entry by Mortgagee upon Phase 1A for such purpose shall not waive or release Tenant from any obligation or default hereunder (except in the case of any obligation or default which shall have been fully performed or cured by Mortgagee).

                  22.4 New Lease. In case (a) either (i) Tenant's interest hereunder shall be sold, assigned (other than for security purposes) or otherwise transferred pursuant to the exercise of any right, power or remedy by Mortgagee or pursuant to judicial proceedings, and satisfactory provision for indemnification of Lessor against any adverse claims arising out of or with respect to this Lease shall have been made, or (ii) this Lease shall be rejected under the powers reserved to Tenant and its Trustee in Bankruptcy under the federal Bankruptcy Code or similar state or federal legislation; (b) no Holding Rent, Base Rent, Additional Rent or Escalation Rent (but as to each such rent only to the extent to which Mortgagee is subordinate thereto as provided in
Section 21.2) shall then be due and payable to Lessor, (c) Mortgagee or any other purchaser of Tenant's interest hereunder shall have arranged for the correction of any default (other than in the payment of Participation Rent or Supplemental Rent or of any Escalation Rent, but only to the extent to which the Mortgagee was not subordinate thereto as provided in Section 21.2) susceptible of being corrected by the tenant under the New Lease referred to below, and (d) this Lease shall have been terminated pursuant to the terms hereof by reason of a default, then Lessor, within ninety (90) days after receiving written request therefor and upon payment to Lessor of all of Lessor's expenses, including, without limitation, attorneys' fees and expenses incident thereto, will execute and deliver a new lease of Phase 1A to Mortgagee or its nominee, purchaser, assignee or transferee, as the case may be, for the remainder of the Lease Term (a "New Lease"), and, except for charges or encumbrances caused or suffered by Tenant, with the same terms as are contained herein (except that the tenant under such New Lease shall be entitled to the same rights as are provided under Article 21 to Mortgagee and any purchaser, transferee and successor and with priority equal to that hereof). Concurrently with execution of such New Lease, Lessor shall quitclaim the Phase 1A Improvements to the tenant under the New Lease together with a Bill of Sale and other appropriate instruments of conveyance, for such of Tenant's Equipment as may have come into Lessor's possession. Upon the execution and delivery of such New Lease, Lessor, at the expense of the tenant under the New Lease, shall take such steps as shall be necessary to cancel and discharge this Lease of record and remove Tenant from Phase 1A and the tenant under the New Lease shall be deemed to be the landlord under any Occupancy Leases.

                                   ARTICLE 23

                             MORTGAGES, ASSIGNMENTS

                  23.1 Mortgages. Tenant's interest in this Lease may be encumbered only by a Mortgage or Mortgages. Any assignment of Tenant's interest hereunder as security for a loan, however, shall be subject to each and all of the covenants, conditions and restrictions set forth in this Lease, and in the event of any conflict between the provisions of this Lease and the provisions of a Mortgage or any such assignment, the provisions of this Lease shall control.

                  23.2     Assignments

                  (a)      Except as otherwise provided in Sections 21.1 and
         23.1 and in the event of judicial foreclosure, trustee's sale or deed or assignment in lieu of foreclosure of a Mortgage, Tenant and its successors and assigns shall not assign their interest in this Lease without the prior written consent of Lessor. Lessor's consent shall be granted upon the terms and conditions hereinafter provided.

                  (b) Prior to the Completion Date with respect to Phase 1A, Lessor shall be obligated to grant its consent to such assignment only upon compliance with the provisions of Section 109 of the Disposition Agreement. Except as Lessor shall otherwise approve, no assignment made pursuant to this subsection and no consent of Lessor to such an assignment made pursuant to this subsection shall release or relieve Tenant or any assignor of and from its obligations under this Lease except for obligations for payment or performance which become due under this Lease after the Completion Date.

                  (c) After the Completion Date with respect to Phase 1A or any separate legal parcel (or parcels) within Phase 1A which is the subject of a proposed assignment, Lessor shall consent to an assignment upon compliance with the conditions specified in Section 23.2(d) hereof and if the proposed assignee shall itself have experience in the operation and management of real estate of the type and character similar to the Phase 1A Improvements which are proposed to be the subject of such assignment or agrees and covenants as an additional obligation under this Lease to at all times cause the Phase 1A Improvements to be operated and managed by a Person who is experienced in managing and operating real estate of the type and character similar to the Phase 1A Improvements. However, for purposes of this subsection neither the financial terms of the assignment transaction, except to the extent, if any, that they may affect the efficient operation and management of the Phase 1A Improvements, nor the credit standing or financial responsibility of the assignee (except only as provided in Section 23.2(d) hereof) shall be considered by Lessor in determining whether the foregoing conditions have been satisfied. Tenant and such assignee shall deliver to Lessor a statement or certificate specifying in reasonable detail the information which shall enable Lessor to make the determination whether the conditions of this subsection have been complied with.

                  (d) Tenant's right to make an assignment shall be subject to compliance with the following further conditions:

                           (i) At the time of such assignment, this Lease shall be in full force and effect and either no Default then exists or no Default will exist upon consummation of the assignment, and

                           (ii) The assignee shall have a Net Worth equal to the greater of (a) not less than the sum of six monthly installments of Base Rent and then-current Escalation Rent provided, however, that in the event that such assignment takes place in a year preceding an Adjustment Year then for purposes of this calculation only the Escalation Rent figure shall not be the then-current Escalation Rent, but rather shall, for that year preceding the Adjustment Year, be the total of (i) the previous Escalation Rent plus (ii) 20% of the total of the Base Rent and the previous Escalation Rent; or (b) $10,000,000.

                           (iii) Net Worth shall be calculated in accordance with generally accepted accounting principles and is to be determined on the basis of a statement of financial condition as of a date not more than 180 days prior to the date of assignment. Such statement of financial condition shall be accompanied either by an opinion of a certified or a chartered public accountant or by a certificate by the chief financial or accounting officer of the assignee that it fairly represents the financial condition of the assignee.

                  (e) After the Completion Date with respect to Phase 1A or any separate legal parcel (or parcels) within Phase 1A which is the subject of a proposed assignment, notwithstanding the provisions of Sections 23.2(a), (c) and (d) the consent of Lessor shall not be required to an assignment of Tenant's interest in this Lease (i) to a corporation, partnership, joint venture, syndicate or other group controlled by or subject to the same control as, the assignor or the transferor, provided the assignor or transferor remains liable; (ii) to a member or members of the family of the assignor or transferor provided the assignor or transferor remains liable; or (iii) in the case of devolution through death. Tenant and such assignee shall deliver to Lessor a certificate or other statement specifying in reasonable detail the information which shall enable Lessor to make the determination whether the conditions of this subsection have been complied with.

                  (f) For the purpose of Section 23.2(b) and Section 23.2(e) "control" of any corporation shall be deemed to be vested in the Person or Persons owning more than 50% of the voting power for the election of the board of directors of such corporation and "control" of a partnership, joint venture, syndicate or other group shall be deemed to be vested in the Person or Persons owning at least 50% of the general partners' interest in such partnership or of the total interest in such joint venture, syndicate or other group, and members of the family of any assignor or transferor shall include his spouse, grandparents, parents, brothers and sisters, nephews and nieces, and issue, a legally adopted child being treated as a child by blood.

                  (g) Sections 23.2(a) through (d) and Section 23.2(h), below, shall under no circumstances be deemed to apply to (i) the transfer or assignment of any equity participation interest or other interest in the Phase 1A Improvements and under this Lease to an Institutional Investor; or (ii) to the giving of any Mortgage by Tenant on this Lease or on the Phase 1A Improvements to secure a loan; or
         (iii) to any subsequent transfers or assignments of any such equity participation or other interest acquired by an Institutional Investor or (iv) any purchaser at a foreclosure sale or trustee's sale or transferee by deed or assignment in lieu of foreclosure of any Mortgage or (v) any Person who shall acquire Tenant's interest in the Phase 1A Improvements and this Lease at any time after a sale under any such Mortgage pursuant to a judgment of foreclosure and sale, or through any deed or assignment in lieu of foreclosure, or through settlement of or arising out of any pending or contemplated foreclosure action, provided, however, that any transferee under clause (v) shall comply with the provisions of Section 23.2(d) hereof.

                  (h) No assignment of any interest in this Lease made with Lessor's consent or as otherwise permitted, shall be effective until there shall have been delivered to Lessor an executed counterpart of such assignment containing an agreement, in recordable form, executed by the assignor and the proposed assignee, wherein and whereby such assignee assumes due performance of the obligations on the assignor's part to be performed under this Lease to the end of the term of this Lease.

                  (i) Upon the making of an effective assignment of any interest in this Lease and the delivery by the assignor to Lessor of an executed counterpart of such assignment containing the agreement of the assignee to assume the obligations of this Lease, Tenant shall be released and relieved of all further liability under this Lease with respect to that portion of its leasehold interest being assigned, from and after the effective date of such assignment, and each subsequent assignee, upon making a further assignment in compliance with the foregoing conditions, shall be released and relieved of all further liability under this Lease from and after the effective date of such further assignment. No release of Tenant or any assignee from liability shall relieve any guarantor except to the extent the guarantee shall so provide or shall be limited in its scope to the obligations of the particular holder of Tenant's interest. Such release shall be self-operative, provided, however, that Lessor, at the written request of the assigning Tenant, shall within ten business days after written request therefor certify in writing to the fact of such release upon compliance by Tenant with the conditions of this
         Section 23.2(i).

                  (j) The consent by Lessor to an assignment hereunder shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Lessor to any further assignment.

                  (k) If Tenant shall dispute the reasonableness of Lessor's refusal of any requested consent, the dispute shall be resolved by arbitration in the manner provided in Section 35 hereof.

                  (1) From and after the Completion Date, upon the foreclosure or trustee's sale or deed or assignment in lieu of foreclosure of any Mortgage, the Person who was Tenant under this Lease prior to such sale or deed or assignment in lieu will not be liable for obligations arising under this Lease save and except for the Holding Rent, Base Rent, Escalation Rent, Supplemental Rent, Additional Rent, and Participation Rent accruing prior to such sale or deed or assignment in lieu; provided that the purchaser at such sale or transferee by such deed shall be liable as provided in the proviso in
         Section 21.1 hereof.

                  23.3 Occupancy Leases. Tenant may enter into such subleases of portions of Phase 1A as Tenant deems advisable. Lessor agrees to enter into a non-disturbance and attornment agreement with such tenants under Occupancy Leases as request the same and as are granted non-disturbance and attornment agreements by Mortgagee on terms at least substantially as favorable to Mortgagee as set forth in Exhibit D attached hereto.

                  23.4 Refinancing. Lessor's fee simple estate in Phase 1A will not be subordinated to any financing or refinancing by Tenant. Tenant will have the unlimited right to encumber its interest in this Lease and the

Phase 1A Improvements by a Mortgage or Mortgages on the leasehold ("New Mortgage"), subject to the following restrictions and requirements:

                  (a) The amount of indebtedness secured by any New Mortgage or New Mortgages will be limited so that the Projected Net Operating Income is equal to not less than 125% of the total of the Fixed Mortgage Payments and the Projected Participation Mortgage Payments on the New Mortgage.

                  (b) The Escalation Rent Debt Service deducted for purposes of calculating the Escalation Rent and the Participation Rent Debt Service deducted for purposes of calculating the Participation Rent payable to Lessor subsequent to the recording of a New Mortgage or New Mortgages will be calculated as if the Initial Mortgage had remained on the leasehold estate throughout the term of this Lease.

                  (c) Base Rent plus Mortgagee's Escalation Rent (as determined under Section 21.3) with respect to such New Mortgage will rank prior to the Fixed Mortgage Payments and Participation Mortgage Payments on the New Mortgage.

                  (d) No Default then exists or, immediately after recording of the New Mortgage no Default will exist.

                  23.5 Consent of Mortgagee Required. No cancellation, surrender or modification of this Lease shall be effective without the written consent of the holder of any Mortgage.

                  23.6     [Intentionally omitted]

                  23.7     Sale for Profit of Interest in Lease.

                  (a) For purposes of this Section 23.7, and for the purpose of computing Developer's Preferred Return, "Deductible Profit" shall mean fifty percent (50%) of any "Profit" received from a sale after the "Profit Date" of an "Interest in this Lease" (as those terms are hereinafter defined).

                  (b) "Profit" shall mean the excess, if any, of the cash and the fair market value at the time of sale of any other consideration received (including the Allocated Indebtedness attributable to the Interest in this Lease being sold) over the sum of (i) transferor's "Equity Account" or "Consolidated Equity Account," as the case may be, and (ii) the share of the greater of the Initial

Mortgage or the Mortgage from time to time existing allocable to the Interest in this Lease with respect to which the sale is being made.

                  (c) "Profit Date" shall mean the tenth anniversary of the Completion Date of the last Phase to be completed for which a conveyance is made by Agency to Developer prior to termination of the Disposition Agreement.

                  (d) "Interest in this Lease" shall mean any direct or indirect interest in all or any portion of Tenant's ownership interest (as distinguished from a mortgage or other security interest) in the leasehold estate created hereby including, without limitation, an interest as tenant-in-common or joint tenant or as community property, or as a partner in Tenant (if it be a partnership) or a shareholder in Tenant (if it be a corporation). On the date hereof, the term Interest in the Lease shall include only the following: (1) a forty percent (40%) interest in Tenant owned by Structures, and (2) a sixty percent (60%) interest in Tenant owned by CPA which, in turn includes the equivalent of (i) a forty percent (40%) interest in Tenant owned by C-F, (ii) a ten percent (10%) interest in Tenant owned by Shapell California Center, Inc. (herein referred to as "Shapell"), and (iii) a ten percent (10%) interest in Tenant owned by Grand-Hill Associates (herein referred to as "Goldrich").

                  (e) (1) For purposes of this Section 23.7, an Equity Account shall be created for the following Persons to reflect their original Interests in this Lease and Equity shall be allocated to each such Equity Account as follows:

                           (A) As to C-F, an amount equal to the actual cash contributed by C-F to pay Development Costs, plus forty percent (40%) of the Equity in excess of the cash contributed by all of the partners of CPA and by Structures to pay for Development Costs;

                           (B) As to Structures, an amount equal to the actual cash contributed by Structures to pay Development Costs, plus forty percent (40%) of the Equity in excess of the cash contributed by all of the partners of CPA and by Structures to pay for Development Costs;

                           (C) As to Shapell, an amount equal to the actual cash contributed by Shapell to pay

                  Development Costs, plus ten percent (10%) of the Equity in excess of the cash contributed by all of the partners of CPA and by Structures to pay for Development Costs; and

                           (D) As to Goldrich, an amount equal to the actual cash contributed by Goldrich to pay Development Costs, plus ten percent (10%) of the Equity in excess of the cash contributed by all of the partners of CPA and by Structures to pay for Development Costs;

                           (2)      For purposes of this Section 23.7, a
Consolidated Equity Account shall be created for any entity, which is composed of two or more Persons for whom an Equity Account exists. The Consolidated Equity Account shall be the sum of the Equity Accounts of the Persons comprising such entity. Initially, the following Consolidated Equity Accounts shall be created:

                           (A) A Tenant's Consolidated Equity Account which shall be the sum of the Equity Accounts described in subsections (1)(A) through (D);

                           (B) A CPA Consolidated Equity Account which shall be the sum of the Equity Accounts described in subsections (1)(A), (C) and (D);

                           (3)      To the extent a sale of an Interest in this
Lease requires the adjustment of an entity's Consolidated Equity Account, the Equity Accounts of the Persons which comprise the entity whose Consolidated Equity Account is to be adjusted shall be so adjusted on a pro rata basis in the ratio that the Equity Account of each such Person shall bear to such Consolidated Equity Account.

                  (f) In the event of a sale or transfer prior to the Profit Date of all or any part of any Interest in this Lease, any Profit received on that sale shall not be Deductible Profit. Such sold or transferred Interest in this Lease shall remain an Interest in this Lease in the hands of the transferee. There shall be deducted from the transferor's Equity Account and Consolidated Equity Account, a percentage thereof equal to that portion of the transferor's Interest in this Lease which is being transferred. The amount deducted from the transferor's Equity Account and related Consolidated Equity Account shall be allocated to the Equity Account and related Consolidated Equity Account of the transferee. If the transferee does not have an Equity Account or related

Consolidated Equity Account, a new Equity Account and related Consolidated Equity Account shall be created for the transferee and the amount deducted from the transferor's Equity Account and related Consolidated Equity Account shall be allocated to such new Equity Account and related Consolidated Equity Account.

                  (g) Deductible Profit from any sale shall never exceed the amount of the transferor's Equity Account or Consolidated Equity Account immediately prior to such sale. There shall be deducted from the transferor's Equity Account and related Consolidated Equity Account an amount equal to the Deductible Profit. If the transferor's Equity Account and related Consolidated Equity Account are zero or are reduced to zero pursuant to this Section 23.7(g), any subsequent transfers of the Interest in this Lease so sold shall not be subject to the provisions of this Section 23.7. In the event of any refinancing in excess of the Initial Mortgage the amount of such excess shall be allocated appropriately by Tenant to reduce the Equity Accounts and Lender's Account.

                  (h) In the event a sale or transfer on or after the Profit Date does not reduce the transferor's Equity Account and Consolidated Equity Account to zero, and such Accounts were not zero before such sale or transfer, such sold or transferred Interest in this Lease shall remain an Interest in this Lease in the hands of the transferee. There shall be deducted from the transferor's remaining Equity Account and related Consolidated Equity Account a percentage thereof equal to that portion of the transferor's Interest in this Lease which is being transferred. The amount deducted from the transferor's remaining Equity Account and related Consolidated Equity Account shall be allocated to the Equity Account and related Consolidated Equity Account of the transferee. If the transferee does not have an Equity Account or Consolidated Equity Account, a new Equity Account or Consolidated Equity Account shall be created for the transferee and the amount deducted from the transferor's remaining Equity Account or Consolidated Equity Account shall be allocated to such new Equity Account or Consolidated Equity Account as the case may be.

                  (i) For purposes of this Section 23.7 the following shall not be deemed to be a sale: (1) the admission of an additional partner or investor into Tenant and payment to Tenant by such partner or investor of a capital contribution for use in Tenant's business which is not otherwise paid or distributed to one of the partners or investors; (2) the transfer without consideration of an interest in Tenant; and (3) the transfer of interests in Tenant among partners pursuant to the provisions of any partnership or joint venture agreement among the Persons holding an interest in Tenant.

                  (j) In the event of a sale or transfer of all or any part of any Interest in this Lease made in connection with or in order to induce the transferee ("Lender") to provide financing for Phase 1A, no portion of profit received on that sale shall be Deductible Profit. Such sold or transferred Interest in this Lease shall thereinafter be a "Lender's Interest." There shall be deducted from the transferor's Equity Account and related Consolidated Equity Account an amount equal to the cash contributed by the transferee to pay Development Costs or satisfy mortgage financing the proceeds of which were used to pay Development Costs, plus a percentage of the Equity in excess of the total cash contributed by all Persons at that time to pay Development Costs, equal to the transferee's ownership interest in Tenant after such sale or transfer. A "Lender's Account" shall be created for the transferred Lender's Interest and the amount deducted from the transferor's Equity Account and related Consolidated Equity Account shall be allocated to such Lender's Account. Any Lender's Account and any subsequent sales or transfers of all or any part of any Lender's Interest shall not be subject to the provisions of this Section
23.7. Within a reasonable period of time after the creation of a Lender's Account, Tenant shall give notice to Lessor of the creation and amount of such Lender's account.

                  (k) Lessor acknowledges that Metropolitan has issued a financing commitment to Tenant which provides for equity financing for the construction of the Phase 1A Improvements. Lessor further acknowledges that Metropolitan will be entitled to a Lender's Account equal to the amount of cash contributed by Metropolitan to pay Development Costs or to satisfy mortgage financing the proceeds of which were used to pay Development Costs, plus fifty percent (50%) of the equity in excess of the cash contributed by all the partners of CPA, by Structures and by Metropolitan and that Metropolitan's Interest in this Lease obtained pursuant to such financing shall be a Lender's Interest.

                  (l) After the sale or transfer by any Person of any Interest in this Lease, Tenant shall certify to Lessor the amount of Equity allocable to each Equity Account and related Consolidated Equity Account and each Lender's Account before the transfer and the amount of Equity allocable to each Equity Account and related Consolidated Equity Account and each Lender's Account after the transfer.

                  (m) Allocated Indebtedness shall mean that portion of the Mortgage and any indebtedness (in each case then outstanding allocable on a pro-rata basis to an Interest in Tenant which is being sold or transferred subject to Section 23.7) which either encumbers the Tenant's Interest in this Lease and is taken subject to or assumed by a purchaser of all or any portion of Tenant's Interest in this Lease or which is issued by such a purchaser to Tenant in connection with the sale of such an Interest.

                  (n) The total of the Equity Accounts and Lender's Accounts as they may exist from time to time shall equal Equity.

                                   ARTICLE 24

                         EVENTS OF DEFAULT; TERMINATION

                  If any one or more of the following events ("Events of Default") shall occur:

                  (a) if Tenant shall fail to pay any sum due to Lessor when and as the same becomes due and payable and such failure shall continue for more than thirty (30) days after notice from Lessor to Tenant;

                  (b) if Tenant shall fail to proceed with the construction of the Phase 1A Improvements as required by this Lease for a period of three (3) months (or such longer period as may be the result of Unavoidable Delay in such construction) after written notice thereof from Lessor;

                  (c) if Tenant shall abandon or substantially suspend construction of the Phase 1A Improvements for a period of three (3) months (or such longer period as may be the result of Unavoidable Delay in such construction) after written notice of such abandonment or suspension from Lessor; or

                  (d) if any Person claiming under or through Tenant shall violate the provisions of Section 3.10 of this Lease, and Tenant shall
         (i) fail, within sixty

         (60) days after notice to Tenant from Lessor of such violation, to make written demand upon such Person to cease and desist such violation or
         (ii) within thirty (30) days after such written demand to such Person, Lessor gives written notice to Tenant that such Person has failed to cease and desist from such violation, and Tenant fails to file, or having filed thereafter fails to proceed with reasonable diligence to prosecute, an action or actions to either enjoin such violation by such Person or to dispossess such person by unlawful detainer proceedings; or

                  (e) if Tenant shall fail to perform or comply with any provision of Section 3.10 (other than in connection with violations by any Person other than Tenant) and such failure shall continue for more than sixty (60) days after notice thereof from Lessor, and Tenant shall not, subject to Unavoidable Delays, within such period commence with due diligence and dispatch the curing of such default, or having so commenced, shall thereafter fail or neglect, for reasons other than Unavoidable Delays, to prosecute or complete with diligence and dispatch the curing of such default;

                  (f) if Tenant shall fail to perform or comply with any term hereof (other than a failure to perform or comply with Section
         3.10 or any other provision which is dealt with in clauses (a), (b) or
         (c) above) and such failure shall continue for more than sixty (60) days after notice thereof from Lessor, and Tenant shall not, subject to Unavoidable Delays, within such period commence with due diligence and dispatch the curing of such default, or having so commenced, shall thereafter fail or neglect, for reasons other than Unavoidable Delays, to prosecute or complete with diligence and dispatch the curing of such default;

then, and in any such event (subject to Unavoidable Delays) Lessor, subject to
Article 22, at any time thereafter while such Event of Default exists may give a written termination notice to Tenant, and on the date specified in such notice (which shall be not less than five days after the date such notice is given) this Lease shall terminate and, subject to any equitable or other rights available at law to prevent or mitigate a forfeiture, and subject also to
Section 22.1, the Lease Term shall expire and terminate and all rights of Tenant under this Lease shall cease, unless before such date (i) all arrears of rent and all other sums payable by Tenant under this Lease (together with interest thereon at the Interest Rate) and all costs and expenses (including, without limitation, attorneys' fees and expenses) incurred by or on behalf of Lessor hereunder, shall have been paid by Tenant, and (ii) all other Events of Default at the time existing under this Lease shall have been satisfactorily remedied or Tenant shall have commenced curing such Events of Default and be proceeding therewith with reasonable diligence. Tenant shall reimburse Lessor for all costs and expenses incurred by or on behalf of Lessor (including, without limitation, attorneys' fees and expenses) occasioned by any Default by Tenant under this Lease.

                                   ARTICLE 25

                                CURRENT REMEDIES

                  If there exists an Event of Default which has not been satisfactorily remedied or which Tenant has not commenced curing and is proceeding with reasonable diligence to cure as provided in Article 24, then Lessor may, at its option, sue to recover any rent and all other sums payable hereunder as the same become due hereunder. Additionally, Lessor shall be entitled to recover from Tenant all costs of maintenance and preservation of Phase 1A, and all costs, including attorneys' and receiver's fees, incurred in connection with the appointment of and performance by a receiver to protect Phase 1A and Lessor's interest under this Lease.

                                   ARTICLE 26

                                 FINAL REMEDIES

                  26.1 Remedies Upon Termination. If Tenant's right to possession is terminated by Lessor because of an Event of Default, this Lease shall terminate in accordance with Article 24. Upon any such termination of this Lease, and in addition to all other rights or remedies it may have under this Lease, but subject to Section 26.2, Lessor may recover from Tenant:

                   (a) The worth at the time of award of the unpaid rent and all other sums payable hereunder which are due, owing and unpaid by Tenant to Lessor at the time of termination or surrender by Tenant of possession or recovery by Lessor of possession of Phase 1A; and

                   (b) All costs, including attorneys' fees, of repossession from Tenant.

                  26.2     Limitation. Notwithstanding Article 25 or Section
26.1 or any other provision of this Lease to the contrary (but subject to Article 43), from and after the Completion Date, in the event Tenant shall give written notice to Lessor of Tenant's intent to abandon, surrender and quit Phase 1A on a date which shall not be less than thirty (30) days after the date on which such notice is received by Lessor, and in the event Tenant shall on the date specified in such notice abandon, surrender and quit Phase 1A free and clear of the Mortgage and pay to Lessor an amount equal to any rents paid by Occupancy Tenants for periods more than 30 days after such surrender and all amounts held by Tenant as security deposits under any Occupancy Lease, then Lessor agrees that Lessor shall not be entitled to maintain any action against Tenant for or seek recovery from Tenant of, any obligations under this Lease except for unpaid Holding Rent, Base Rent, Escalation Rent, Participation Rent, Supplemental Rent, or Additional Rent accruing prior to the date of surrender specified in such notice. Tenant shall, however, be and remain liable to Lessor for and with respect to any Holding Rent, Base Rent, Escalation Rent, Participation Rent, Supplemental Rent and Additional Rent accruing prior to the date of such abandonment, surrender and quitting. In the event Lessor receives such notice Lessor shall be entitled to terminate this Lease as of the date specified in such notice on which Tenant abandons, surrenders and quits Phase 1A. On the date of surrender Tenant shall deliver to Lessor (a) a quitclaim of its interest under this Lease, (b) an assignment of its interest to Lessor under all Occupancy Leases, (c) all Occupancy Leases then in force and effect, which shall contain an agreement by the Occupancy Tenant to attorn to Lessor if this Lease terminates, and (d) either (i) a certificate of Tenant that there is no Occupancy Lease covering more than 100,000 square feet of rentable area and with respect to which the Tenant has been paid more than one year's rent in advance as of the date of such surrender, or (ii) Tenant's check to Lessor for prepaid rent for the period of time in excess of such one-year period on each such lease.

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

                                   ARTICLE 27

                                 ENTRY BY LESSOR

                  Lessor and its authorized representatives shall have the right to enter Phase 1A at all reasonable times after at least twenty-four hours written notice to Tenant and any Occupancy Tenant for the purpose of inspecting Phase 1A (but nothing contained in this Lease shall create or imply any duty on the part of Lessor to make any such inspection), provided however that Lessor shall have no right of entry into areas reserved by Tenant or Occupancy Tenants for maintenance of confidential documents or as security areas. Such entry by Lessor shall not constitute an eviction of Tenant.

                                   ARTICLE 28

                           LESSOR'S EQUITABLE RELIEF

                  28.1 Continuing Right of Lessor. Lessor shall be entitled to equitable relief where such relief is appropriate.

                                   ARTICLE 29

                         NO WAIVER BY LESSOR OR TENANT

                  No failure by Lessor or Tenant to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no submission by Tenant or acceptance by Lessor of full or partial rent during the continuance of any such breach shall constitute a waiver of any such breach or of any such term. No waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect, or the respective rights of Lessor or Tenant with respect to any other then existing or subsequent breach.

                                   ARTICLE 30

                         LESSOR'S REMEDIES CUMULATIVE

                  Each right, power and remedy of Lessor provided for in this Lease shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Lease, and the exercise or beginning of the exercise by Lessor of any one or more of the rights, powers or remedies provided for in this Lease shall not preclude the simultaneous or later exercise by Lessor of any or all such other rights, powers or remedies.

                                   ARTICLE 31

                             ACCEPTANCE OF SURRENDER

                  Except for surrenders as provided in Section 26.2, no modification, termination or surrender of this Lease or surrender of Phase 1A or any part thereof or of any interest therein by Tenant shall be valid or effective unless agreed to and accepted in writing by Lessor and Mortgagee, if any, and no act by any representative or agent of Lessor or any Mortgagee, other than such a written agreement and acceptance by Lessor and any Mortgagee, shall constitute an acceptance thereof.

                                   ARTICLE 32

                               NO MERGER OF TITLE

                  There shall be no merger of the leasehold estate created by this Lease with the fee estate in Phase 1A by reason of the fact that the same Person may own or hold (a) the leasehold estate created by this Lease or any interest in such leasehold estate, and (b) any interest in such fee estate. No merger of the leasehold estate and the fee estate shall occur unless and until all Persons, including any Mortgagee, having any interest in (i) the leasehold estate created by this Lease, and (ii) the fee estate in Phase 1A, shall join in a written instrument effecting such merger and shall duly record the same. Likewise, no merger of the leasehold estate created hereby and the interest of the holder of a Mortgage thereon shall occur unless and until all Persons, including any Mortgagee having an interest in such leasehold estate and such Mortgage shall join in a written instrument effecting such merger and shall duly record the same.

                                   ARTICLE 33

                         ESTOPPEL CERTIFICATE BY TENANT

                  Tenant will execute, acknowledge and deliver to Lessor within 10 Business Days after a request therefor, a certificate certifying that (a) this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and stating the modifications), (b) the dates, if any, to which any rent and other sums payable hereunder have been paid, and (c) no notice has been received by Tenant of any default which has not been cured, except as to defaults specified in said certificate. Any such certificate may be relied upon by any prospective purchaser or mortgagee of Phase 1A or any part thereof.

                                   ARTICLE 34

                         ESTOPPEL CERTIFICATE BY LESSOR

                  Lessor will execute, acknowledge and deliver to Tenant or any Mortgagee or Occupancy Tenant within 10 Business Days after a request therefor, a certificate certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and stating the modifications), (b) the dates, if any, to which rent and other sums payable hereunder have been paid, and (c) whether or not, to the knowledge of Lessor, there are then existing any Defaults under this Lease (and if so, specifying the same) and (d) whether or not Lessor agrees with Tenant, based on the information furnished by Tenant, that a proposed New Mortgage complies with Section 23.4, and if not, in what respects and on what basis the requirements are not considered by Lessor to be in compliance. Any such certificate and any certificate given under Section 3.6 of this Lease may be relied upon by any prospective transferee, or mortgagee, or sublessee of Tenant's interest under this Lease.

                                   ARTICLE 35

                                  ARBITRATION

                  Whenever in this Lease it is provided that a dispute shall be determined by arbitration or if the

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

parties shall otherwise agree to arbitration, the arbitration shall be conducted as provided in this Article. The party desiring such arbitration shall give written notice thereof to the other specifying the dispute to be arbitrated. Within twenty (20) days after the date on which the arbitration procedure is invoked as provided in this Lease, each party shall appoint an experienced arbitrator and notify the other party of the arbitrator's name and address. The two arbitrators so appointed shall appoint a third experienced arbitrator. If the three arbitrators to be so appointed are not appointed within thirty (30) days of the date the arbitration procedure is invoked as provided in this Lease, then the arbitrator or arbitrators, if any, who have been selected shall proceed to carry out the arbitration. The arbitrator or arbitrators so selected shall furnish Lessor and Tenant with a written decision within thirty (30) days of the date of selection of the last of the arbitrators to be so selected. Any decision so submitted shall be signed by a majority of the arbitrators if more than two have been selected. If only two arbitrators have been selected and they are unable to agree, then either Lessor or Tenant shall be entitled to apply to the presiding judge of the Superior Court of the County of Los Angeles for the selection of a third arbitrator who shall then participate in the arbitration, and who shall be selected from a list of names of experienced arbitrators submitted by Lessor or from a list of names submitted by Tenant. In designating arbitrators and in deciding the dispute, the arbitrators shall act in accordance with the rules then in force of the American Arbitration Association, subject, however, to such limitations as may be placed upon them by the provisions of this Lease.

                  The obligation of Lessor and Tenant to submit a dispute to arbitration, is limited to disputes arising under those articles of this Lease which specifically provide for arbitration.

                                    ARTICLE 36

                                END OF LEASE TERM

                  Upon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender to Lessor Phase 1A in good order and condition, ordinary wear and tear excepted. Tenant hereby agrees to execute all documents as Lessor may deem necessary to evidence any such other termination. Any holding over by Tenant after

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

the expiration or termination of this Lease shall not constitute renewal hereof or give Tenant any rights hereunder or in Phase 1A, except with the prior written consent of Lessor.

                                   ARTICLE 37

                      TENANT'S RIGHTS OF FIRST NEGOTIATION

                  37.1 Tenant's Rights of First Negotiation. Lessor expressly agrees that it shall not sell or otherwise transfer any part of Phase 1A prior to the End of the Development Period of Phase 1A. If Lessor, at any time during the term of this Lease after the End of the Development Period of Phase 1A, determines to sell, exchange or transfer, other than by mortgage or other hypothecation, all or any part of Phase 1A to any entity other than the City of Los Angeles, any other governmental agency, or a not-for-profit corporation formed by Agency or the City of Los Angeles but established for the purpose, amongst others, of public management of the Site, with duties and functions comparable to those of Lessor (hereinafter collectively referred to as a "Permitted Transferee") (and in the event that such sale, exchange or transfer is to a Permitted Transferee, then such Permitted Transferee expressly shall agree to be subject to the terms of this Article 37 and the rights of Tenant hereunder), Lessor (except in the event of a foreclosure or trustee's sale by any mortgagee of a bona fide mortgage of Phase 1A obtained by Lessor or in the event that Tenant is in default hereunder, which default has not been cured upon notice as provided in Article 24 above) shall, by prior written notice, notify Tenant of the proposed transfer and shall afford Tenant the right of first negotiation to be the purchaser under such transfer as set forth below:

                  (a) Lessor may offer Phase 1A for sale, exchange or transfer by public auction, in which event Lessor's only obligation is to provide Tenant with a copy of such notice as Lessor provides to the public generally;

                  (b) Except to the extent that Lessor is not permitted by law to sell Phase 1A other than by means of solicitation of sealed bids, Lessor hereby agrees not to sell or offer to sell Phase 1A by means of solicitation of sealed bids;

                  (c) In the event that Lessor has received from any third party a proposal to purchase, the terms of which Lessor is prepared to accept, or in the event that Lessor has prepared certain terms and conditions on which Lessor is prepared to sell Phase 1A, all such terms and conditions shall be disclosed in Lessor's prior written notification of intent to sell provided to Tenant (hereinafter "Notice"), and Lessor shall provide Tenant with an opportunity to negotiate to purchase Phase 1A as set forth below:

                           (i) Tenant shall have an exclusive right of negotiation for a period of 60 days after receipt of Lessor's Notice in which to accept or prepare and present its response to Lessor, and both prior to and during that 60 day period Lessor shall not accept any offer of a third party, negotiate with a third party or solicit offers from any third party. Lessor hereby agrees that it shall not accept any offer to purchase from any third party for a price or for terms less favorable to Lessor than any offer made by Tenant to Lessor within such 60 day period after Lessor's Notice ("Alternative Terms") without first notifying Tenant of those Alternative Terms ("Notice of Alternative Terms"). Lessor shall have no obligation to provide Notice of Alternative Terms in the event of an offer to purchase for terms more favorable to Lessor than an offer made by Tenant, and may accept such offer upon expiration of the 60 day period of negotiation above. Tenant shall have a period of 60 days after receipt of the Notice of Alternative Terms in which to indicate in writing its agreement to purchase Phase 1A or any part of Phase 1A on the terms stated in Lessor's Notice of Alternative Terms. If Tenant does not indicate its agreement to purchase within 60 days of receipt of Lessor's Notice, or Notice of Alternative Terms, if any be given, Lessor thereafter shall have the right to sell and convey Phase 1A or part of Phase 1A (subject to the provisions of this Lease) to a third party on the same terms or terms more favorable to Lessor as those stated in the Notice or Notice of Alternative Terms.

                           (ii) If Lessor does not either (a) sell and convey Phase 1A or part of Phase 1A within 270 days of the date of the later of its first Notice to Tenant or its Notice of Alternative Terms or

                  (b) enter into a binding agreement to convey Phase 1A or part of Phase 1A within 180 days of the date of the later of its first Notice to Tenant or its Notice of Alternative Terms, any further transaction shall be deemed a new determination by Lessor to sell and convey Phase 1A or a part of Phase 1A and all provisions of this
         Article 37 shall be applicable.

                  37.2 Termination or Modification of Lease Upon Purchase. If Tenant purchases all of Phase 1A, all Holding Rent, Base Rent, Supplemental Rent, Participation Rent and Additional Rent shall be pro-rated as of the date title to Phase 1A vests in Tenant and Tenant shall pay all such rent then owing. If Tenant purchases a part of Phase 1A, Tenant shall pay all Holding Rent, Base Rent, Supplemental Rent, Participation Rent and Additional Rent then due with respect to the part of Phase 1A purchased, pro-rated as of the date title to the part of Phase 1A purchased vests in Tenant, Exhibit A-2 shall be modified to accurately reflect the part of Phase 1A which remains subject to this Lease and the rents provided for herein shall be equitably reduced to reflect the sale of the portion of Phase 1A. If the parties hereto are unable to agree upon the amount of the reduction of said rents, either party hereto may demand arbitration with respect thereto, and such dispute shall be subject to arbitration as prescribed in Article 35 hereof.

                                   ARTICLE 38

                      PROVISIONS SUBJECT TO APPLICABLE LAW

                  All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable law, and are intended to be limited to the extent necessary so that they will not render this Lease invalid, unenforceable or not entitled to be recorded under any applicable law. If any term of this Lease shall be held to be invalid, illegal or unenforceable, the validity of the other terms of this Lease shall in no way be affected thereby.

                                   ARTICLE 39

                                    APPRAISAL

                  Any appraisal required or permitted hereby shall be made in the following manner: Not more than 30 days

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

after any Taking referred to in Section 20.4(b) or Section 20.4(d) or after the request of Lessor or Tenant pursuant to any other Section, Lessor and Tenant shall each appoint one appraiser to determine the value of the interest of Lessor or Tenant, or both, as the case may be, as required by the provisions of such Sections, and notice of such appointment shall be given to the other party. If either party shall fail or refuse so to appoint an appraiser and give notice thereof within such period, the appraiser appointed by the other party shall within 30 days thereafter individually make such determination. If the parties have each so appointed an appraiser within such 30-day period, the appraisers thus appointed shall proceed to determine such value within 60 days after notice of their appointment. If such two appraisers shall be unable to agree on such value within such 60 days, they shall, within 15 days thereafter, join to appoint a third appraiser and if they fail so to appoint such third appraiser within such period, the third appraiser shall be appointed by the Presiding Judge of the Superior Court for the County of Los Angeles, California, and such third appraiser shall then individually determine such value, such determination to be binding upon each of the parties. All appraisers appointed hereunder shall be competent, qualified by training and experience in Los Angeles County, disinterested and independent and shall be members in good standing of the American Institute of Real Estate Appraisers or its successor and all appraisal reports shall be rendered in writing and signed by the appraiser or appraisers making the report. All costs, fees and expenses of the appraisers appointed by each party shall be borne by the party appointing such appraiser and of the third appraiser, if any, shall be borne equally by Tenant and Lessor. The valuation shall be arrived at assuming that the highest and best use of Phase 1A or portion thereof being appraised is for the operation of the Phase 1A Improvements then existing (or most recently located thereon, if they are destroyed or damaged).

                                   ARTICLE 40

                                   DEFINITIONS

                  As used in this Lease the following terms have the following respective meanings:

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

Additional Rent: as defined in Section 2.7.

Adjustment Year: the first Adjustment Year shall be the earlier of either the 8th Full Fiscal Year after the End of the Development Period for the last of Phases 1A, 2A, 3A and 2C (which term shall have the meaning contained in Attachment 5 to the Disposition Agreement) to be developed pursuant to the Disposition Agreement, or the 20th Full Fiscal Year after the Commencement of Construction of Phase IA. The succeeding Adjustment Years shall be the 10th, 20th, 30th, 40th, 50th, 60th, 70th and 80th Full Fiscal Years, respectively, after the first Adjustment Year.

Allocated Indebtedness: as defined in Section 23.7.

Annual Accounting Statement: as defined in Section 2.5.

Approved Plans: as defined in Section 3.2.

Average Fixed Mortgage Payment: the weighted average of the fixed installments of principal and interest over the term of the Initial Mortgage assuming it remains outstanding until such payments would fully amortize the principal and interest of the note secured thereby, without regard to the fact that, by its terms, such note may be called because of the lapse of time; provided such fixed installments vary over the term based on predetermined interest rates.

Base Rent: as defined in Section 2.2.

Business Day: any day which is not a Saturday, Sunday or legal holiday on which offices of the State of California are closed for business.

Capital Expenses: those expenditures which are not deemed Operating
Expenses.

Certificate of Completion: as defined in Section 3.6.

Commencement Date: the date that the Memorandum of Lease or Lease for Phase 1A is recorded in the official records of the County Recorder for Los Angeles County, California.

Commencement of Construction: the commencement of work after the date of this Lease on the Original Improvements on Phase 1A in such degree and such scope as shall, if carried on uninterrupted in the normal course of business, except for Unavoidable Delays, cause the Original Improvements to be completed by the date set forth in the Schedule of Performance.

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

Completion Date: as defined in Section 3.7.

Consolidated Equity Account: as defined in Section 23.7.


CPA Consolidated Equity Account: as defined in Section 23.7.

CRA Delay: acts or failure to act of Lessor which are not caused by Tenant's breach of either this Lease or of applicable law.

Deductible Profit: as defined in Section 23.7.

Default: any condition or event which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.

Depositary: as defined in Section 18.2.

Developer: as defined in the Disposition Agreement.

Developer's Preferred Return: 20% per annum of Equity minus Deductible Profit (each as from time to time existing), from and after the End of the Development Period Of Phase 1A but never less than zero.

Developer's Preferred Return Deficit Account: as calculated as of the end of each Fiscal Year (commencing after the End of the Development Period) of the term of this Lease is the excess, if any, of (a) the total of the Developer's Preferred Return for such Fiscal Year and all prior Fiscal Years commencing after the End of the Development Period of Phase 1A over (b) the Net Cash Flow for all Fiscal Years commencing after the End of the Development Period of Phase 1A through such Fiscal Year with respect to which the Developer's Preferred Return Deficit Account is calculated (but if Net Cash Flow in a Fiscal Year is a negative figure, then for purposes of this calculation, Net Cash Flow for such Fiscal Year shall be deemed to have been zero).

Development Costs: (a) all payments heretofore or hereafter made and all obligations heretofore or hereafter incurred (other than for the principal amount of money borrowed) by Tenant or for its account to the extent that such payments and such obligations shall have been made or incurred, directly or indirectly, in connection with the leasing of Phase 1A, the Disposition Agreement and the construction and development of the Original Improvements, including, without

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

limitation, or duplication, amounts paid or payable by the Tenant or for its account prior to the End of the Development Period of Phase 1A on account of:

         (i) demolition (recognizing that Lessor shall be responsible for delivery of Phase 1A initially, cleared of all surface and subsurface obstructions and improvements and of all rubble), excavation, site improvement and off-site improvement costs (recognizing that Lessor shall be responsible as provided in the Disposition Agreement for certain off-site improvements) and/or contracts incurred with respect to buildings and improvements upon Phase 1A;

         (ii) payments, including without limitation, progress or partial payments, to or for the account of a contractor or contractors engaged by or on behalf of Tenant to construct and develop the Original Improvements or any part thereof, including construction management fees and contractor's profit and including payments to utilities; and provided that in the event that Tenant acts as its own contractor or construction manager, a construction fee or profit not in excess of fair market rates;

         (iii) all pre-development costs incurred in connection with Phase 1A and the entire Site by the Developer under or in connection with the Disposition Agreement prior to one year after commencement of construction of Phase 1A including without limitation all costs incurred after July 10, 1980 in connection with the negotiation of the Disposition Agreement, this Lease, the Museum Agreement, the Museum Lease and other documents contemplated herein or in the Disposition Agreement;

         (iv)     costs of labor and services;

         (v) costs of materials, supplies, machinery, plant equipment and apparatus acquired or used less the salvage value, if any, of any items disposed of (including rental charges for machinery, equipment or apparatus hired);

         (vi) taxes, rentals, licenses, permits, levies, royalties, duties, excises and assessments; casualty, surety bonds and other insurance premiums;

         (vii)    landscaping and other site improvements;

         (viii)   any on or off-site, road and/or other improvements;

         (ix) cost of acquiring or providing required parking where not included elsewhere in this definition;

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

         (x) Holding Rent, Base Rent, Supplemental Rent and any other sums payable under this Lease plus utilities, realty taxes and other such expenses;

         (xi) the Special Trust Account for the Minority Business Enterprise Program to the extent retained by Lessor and all costs otherwise incurred in connection with compliance with all Minority Business and other requirements imposed upon or borne by Tenant or for its account under the Disposition Agreement or this Lease to the extent not deducted from Net Cash Flow as an Operating Expense;

         (xii)    architectural, engineering and consulting fees and expenses;

         (xiii) promotional and advertising expenses and property management fees;

         (xiv)    tenant allowances and improvements;

         (xv)     space planning costs;

         (xvi)    lease takeover costs (on a net basis);

         (xvii)   leasing and re-leasing commissions, fees and expenses;

         (xviii) salary and employee benefit costs directly related to Phase 1A which are not excluded as Development Costs under clause (iii) of paragraph (d) below;

         (xix) interest and other charges (including without limitation penalties and contingent payments) incurred, including without limitation, interest and other charges on secured or unsecured interim and/or permanent financing and on line of credit and gap financing and other types of credit and interest upon equity funds of Tenant invested in connection with the payment of any other Development Costs (including without limitation the amounts from time to time deemed accruing under (c) below) as though interest were charged therefore at the rate which could be or is obtained for any interim financing of the development at that time; standby fees, discounts, fees for letters of credit (including without limitation the letters of credit for the Good Faith Deposit and the Special Trust Account under the Minority Business Enterprise Program), accommodation fees, contingency fees, guarantee fees and all other fees and payments however denominated and commissions in connection with such financing and all other costs in connection with the creation and implementation of such financing, such as (but without limitation) broker's fees, legal fees, appraiser's fees and trustee fees and expenses in connection with any of the foregoing;

         (xx)     accounting fees and expenses;

         (xxi)    legal fees and expenses;

         (xxii) the amount of all operating costs and expenses relating to the Phase 1A Improvements prior to the end of the Development Period of Phase 1A (as reported in accordance with generally-accepted accounting principles), including, without any limitation, cost of utilities, wages and benefits paid to on-site personnel, cost of non-capital repairs and replacements, insurance premiums, cost of supplies, heating and air-conditioning costs, cost of legal and auditing services for Phase 1A and management fees;

         (xxiii) the amount of all costs incurred with regard to any of the following items, to the extent that they relate to the initial lease of any space in Phase 1A, even if such costs are incurred after the End of the Development Period of Phase 1A: (w) tenant allowances and improvements; (x) space planning costs; (y) lease takeover costs (on a net basis) and (z) leasing commissions, fees and expenses; and

         (xxiv) any amount paid by Tenant to Lessor in lieu of construction of the Museum pursuant to the Disposition Agreement;

         (xxv) less any payments made by Lessor or others on its behalf to Tenant for the construction of Angel's Flight and the Future Transit Tunnel and Station, if any;

         (b) less the amount of all revenues of Tenant (other than loan proceeds, awards for any Taking, or insurance proceeds) as determined from the actual gross cash revenues received with respect to the operation or use of Phase 1A prior to the End of the Development Period of Phase 1A, including, without limitation, rentals and tenant recoveries but not including any tenant reimbursements or deposits from tenants;

         (c) plus an amount equal to 6% of paragraph (a), such amount to be deemed accruing as each respective item of paragraph (a) is paid.

         (d) It is agreed that the following shall be excluded from the calculation of Development Costs:

         (i) any charge, expense or allowance for the overhead (including office rental expense) and general and administrative expenses of Tenant and its partners;

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

         (ii) any salary, other compensation and benefits to any of the officers or employees of Persons which are directly or indirectly partners in Tenant with respect to any portion of the time spent by such officers or employees on the Phase 1A Improvements or in connection with Tenant;

         (iii) any salary, other compensation and benefits to the General Manager and any other employees of Tenant who are located either off Phase 1A or are not utilized by Tenant in the supervision of, or performance of, construction of the Phase 1A Improvements; and

         (iv) any fee or allowance to Tenant and its partners for profit in connection with the Phase 1A Improvements; provided that Tenant, at its option may cause Tenant or its partners or their affiliates to perform services or provide materials in connection with the development of the Phase 1A Improvements and Tenant shall be entitled to include as Development Costs a profit on such services or materials which does not cause the cost of such services or materials to be in excess of fair market rates.

Disposition Agreement: as defined in Recital C.

Effective Interest Rate: as defined in the definition of Participation Rent Debt Service.

End of the Development Period of Phase 1A: the earliest of (i) the first day of the first calendar month following the month in which 75% of the Pro Forma Rent Roll from Occupancy Tenants of retail and office leasable area in the Original Improvements is being paid by Occupancy Tenants in possession or (ii) 60 months from the date of this Lease, subject to extension by one day for each day of Unavoidable Delay in construction of the Original Improvements (other than delays in the construction of the Museum Building) or (iii) such day, after the Completion Date, Tenant designates as the End of the Development Period of Phase 1A.

Equity: the total Development Costs of Phase 1A, less the total principal amount funded of the greater of (i) the Initial Mortgage or (ii) the Mortgage at any subsequent time on Phase 1A, but not less than zero.

Equity Account: as defined in Section 23.7

Escalation Rent: as defined in Section 2.3

Escalation Rent Debt Service: Average Fixed Mortgage Payments or, if there be no Average Fixed Mortgage Payments, the Fixed Mortgage Payments plus Participation Mortgage Payments due on the Initial Mortgage and if such be retired, the Fixed Mortgage Payments plus Participation Mortgage Payments which would be due if the Initial Mortgage remained outstanding.

Escalation Rent Net Cash Flow: cash received from operations from Phase 1A less all amounts paid for Operating Expenses (including, without limitation, all monies paid as an operating subsidy to the Museum and all other payments allocable to Phase 1A made under the REA), amortization over the initial term of any Occupancy Lease of tenant improvements paid by Tenant after the End of the Development Period of Phase 1A, Escalation Rent Debt Service, Base Rent, Escalation Rent and Additional Rent, but not deducting capital expenses and leasing or re-leasing expenses.

Event of Default: as defined in Article 24.

Fiscal Year: The Tenant shall establish the Fiscal Year for Phase 1A by giving notice of the expiration date of the first Fiscal Year to Lessor within 90 days after the End of the Development Period of Phase 1A. Such expiration date shall be not more than 365 days after the End of the Development Period of Phase 1A. The first Fiscal Year shall be the period from the End of the Development Period of Phase 1A through the expiration date of such first Fiscal Year and subsequent Fiscal Years shall be the successive twelve month periods ending on the yearly anniversary of such expiration date, except the last Fiscal Year shall be the period ending on the last day of the term of this Lease and commencing on the day after the expiration date of the last prior Fiscal Year.

Fixed Mortgage Payment: the fixed payments of principal and interest (or either) called for in a Mortgage.

Full Fiscal Year: a Fiscal Year consisting of at least 365 days.

Future Transit Tunnel and Station: as defined in Section 3.1.


Holding Period: The Holding Period (which will commence on the earlier of the date on which construction actually commences or (subject only to extension to the extent caused by a CRA Delay), on the earlier of the date of this Lease or September 1, 1983 and continues, subject to the next sentence, for 42 months, whether or not construction actually commences on that date or is deferred as permitted below).

         Notwithstanding the previous sentence, the Holding Period for Phase 1A shall terminate on the first day of the first month following the month in which Tenant receives from Occupancy Tenants 75% of the Pro Forma Rent Roll prepared by Tenant and submitted by Tenant to Mortgagee or Mortgagees (with a copy given to Lessor).

Holding Rent: as defined in Section 2.1.

Impositions: all taxes, assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the term of this Lease), water, sewer or similar rents, rates and charges, excises, levies, license fees, permit fees, inspection fees and other authorization fees and other charges in each case, whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character (including all interest and penalties thereon), which at any time during or in respect of the term of this Lease may be assessed, levied, confirmed or imposed on or in respect of or be a lien upon Phase 1A or any part thereof.

Initial Mortgage: the first Mortgage placed on Phase 1A if such Mortgage has a term of at least 15 years prior to the date on which it may be called or become due (other than by reason of default) following the date of its first disbursement and which provides for amortization over a period of at least 30 years and any renewal, extension or replacement of such Mortgage entered into during such amortization period not in excess of the principal balance of such Mortgage at the time of such renewal, extension or replacement.

Institutional Investor: an insurance company, savings bank, trust company or commercial bank (acting as trustee under any trust or under any public or private indenture or otherwise), savings and loan association, real estate investment trust, pension fund, labor union, college, university, church, charitable or other eleemosynary organization, company or foundation having gross assets of more than $25,000,000, any government or any agency of any government or entity owned in substantial part by any government or agency thereof or any other Person to which the offering of the Mortgage was exempt from registration under Section 4(2) of the Securities Act of 1933, as amended or any successor provision or is approved in writing by Lessor.

Insurance Requirements: all terms of an insurance policy covering or applicable to Phase 1A or any part thereof, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) applicable to or affecting Phase 1A or any part thereof or any use or condition of Phase 1A or any part thereof.

Interest Rate: as defined in Section 2.5.

Lease: this Lease, as at the time amended, modified or supplemented.

Lease Term: as defined in Section 1.2.

Legal Requirements: all laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all governments, departments, commissions, boards, courts, authorities, agencies, officials and officers, foreseen or unforeseen, ordinary or extraordinary, which now or at any time hereafter may be applicable to Phase 1A or any part thereof or any of the adjoining sidewalks, curbs, streets or ways, or any use or condition of Phase 1A or any part thereof.

Lender: as defined in Section 23.7.

Lender's Account: as defined in Section 23.7.

Lender's Interest: as defined in Section 23.7.

Lessor: as described on page 1 of this Lease.

Market Interest Rate: as defined in definition of Participation Rent Debt
Service.

Minority Business Enterprise Credit: that portion of the credit provided to the Developer under Article V B of Attachment No. 6 to the Disposition Agreement entitled Equal Employment Opportunity Minority and Women Business Enterprises Participation Plan to the Disposition Agreement, as is allocated by Developer to the respective Phases.

Minority Business Enterprise Program: the program provided for in Attachment No. 6 to the Disposition Agreement.

Mortgage: a mortgage of or deed of trust on Tenant's interest under this Lease, if the mortgagee or beneficiary initially named thereunder is an Institutional Investor or Institutional Investors or is the assignor of the leasehold estate to the mortgagor or trustor thereunder.

Mortgagee: the holder of a Mortgage. Nothing herein shall limit the assignment of a Mortgage.

Museum Agreement: as defined in Recital E.

Museum Airspace: as defined in Recital E.

Museum Building: as defined in Recital E.

Museum Corporation: as defined in Recital E.

Museum Lease: as defined in Recital E.

Net Cash Flow: cash received by Tenant from operations from Phase 1A in each Fiscal Year after the End of the Development Period of Phase 1A less all amounts paid after the End of the Development Period of Phase 1A in each such Fiscal Year for (i) Operating Expenses (including, without limitation, all monies paid as an operating subsidy to the Museum and all other payments allocable to Phase 1A made under the REA); (ii) Capital Expenses and other expenses (including, without limitation, expenses for renovation and equipment replacements) of Phase 1A to the extent not included in the Development Cost; (iii) leasing and re-leasing expenses; (iv) Participation Rent Debt Service; (v) Base Rent; (vi) Supplemental Rent; (vii) Escalation Rent and (viii) Additional Rent.

Net Operating Income: the cash revenue received by Tenant in a Fiscal Year from operations from Phase 1A less all amounts paid in such Fiscal Year for:
Operating Expenses (including, without limitation, all monies paid as an operating subsidy to the Museum and all other payments allocable to Phase 1A made under the REA); leasing and re-leasing expenses; allowance for renovation and equipment replacements; Base Rent; Escalation Rent and Additional Rent.

Net Worth: as of a particular date the net book value (after deducting related depreciation, obsolescence, amortization, valuation and other property reserves) at which all assets of a Person and all subsidiaries of that Person would be shown on a consolidated balance sheet; minus the amount at which liabilities (other than capital stock and surplus) would be shown on such balance sheet, all as determined in accordance with generally accepted accounting principles consistently applied.

New Mortgage: as defined in Section 23.4.

Notice of Alternative Terms: as defined in Section 37(c).

Notice of Nonresponsibility: as currently provided in California Civil Code
Section 3094, and as such Section may be amended from time to time.

Occupancy Lease: any lease of any space constituting part of the Phase 1A Improvements which contains a provision that in the event of termination or earlier expiration of this Lease, the lessee thereunder will, at the request of Lessor, attorn to and recognize Lessor as landlord under such lease, subject to and on the same terms as set forth in Exhibit D to this Lease.

Occupancy Tenant: any lessee under any Occupancy Lease.

Operating Expenses: all expenses incurred in the operation of Phase 1A under or pursuant to this Lease, including without limitation those incurred by Tenant for any insurance, whether or not required to be carried hereunder and any reasonable management fee charged by Tenant, if it acts as manager or any management fee charged by a third party, if Tenant is not acting as manager.

Original Improvements: as described in Section 3.2.

Participation Mortgage Payments: payments which are required to be paid to Mortgagee as interest or other compensation to the lender or as principal, or both, under a Mortgage, in addition to, or in lieu of, either Fixed Mortgage Payments, or, in the case of the calculation of the Escalation Rent Debt Service, the Average Fixed Mortgage Payments, if any.

Participation Rent: as defined in Section 2.4.

Participation Rent Debt Service: For so long as the Initial Mortgage remains outstanding, the amounts payable under (a), (b) and (c) below shall be the actual payments due thereunder. If the Initial Mortgage has been released, the amounts payable under (a), (b) and (c) below shall be the amounts which would have been payable if the Initial Mortgage remained outstanding. Participation Rent Debt Service is (a) Fixed Mortgage Payments under the Initial Mortgage plus
(b) Participation Mortgage Payments under the Initial Mortgage, plus (c) the value of any bonus by way of any equity interest (including without limitation any partnership interest, a share of partnership income or cash flow [other than to the extent already included in Participation Mortgage Payments], and any option to acquire or receive any partnership interest in Phase 1A or the partnership), or other right exacted by the lender under the Initial Mortgage in connection with its loan or its commitment to make a loan to the extent such bonus or other thing of value is not paid for by the lender at the fair market value of said bonus at the time said bonus is transferred to the lender or its designee, but the total of the interest payable under (a), (b) and (c) ("Effective Interest Rate") shall not exceed the market interest rate ("Market Interest Rate"), if any, for such loan taking into account all relevant factors. At the time Tenant delivers the commitment or portions thereof to Lessor as contemplated in Section 215 of the Disposition Agreement, Tenant shall give notice to Lessor that Tenant does or does not assert that a bonus as described in clause (c) above is being granted to the lender, and if Tenant asserts that such a bonus is being granted, the value of such bonus as estimated by Tenant and the basis of such estimation. If Lessor does not agree with the value of such bonus, if any, or asserts that the Effective Interest Rate is in excess of the Market Interest Rate, then within a 30-day period after both (1) the giving of such notice as described in the preceding sentence and (2) the delivery of either the commitment or portions thereof pursuant to Section 215 of the Disposition Agreement, Lessor shall give notice to Tenant of such disagreement and the disputed matters shall be submitted to appraisal as provided in Article
39. In the event Lessor requests disclosure of additional portions of the commitment pursuant to Section 215(1) of the Disposition Agreement, the 30-day period referred to in the preceding sentence shall be measured from the date of Tenant's delivery to Lessor of such additional portions. The decision of any two of such appraisers who agree shall be binding and if they cannot agree, then the value of the bonus or Market Interest Rate, as the case may be, shall be determined by establishing the average between the two closest values or the Market Interest Rate, as the case may be, as determined by two of three appraisers. The value of the bonus so determined shall then be amortized equally over the amortization period of the loan.

Participation Rent Net Cash Flow: for a Fiscal Year is the excess, if any, of
(a) the Net Cash Flow for such Fiscal Year with respect to which Participation Rent is being calculated, over (b) the sum of (i) the Developer's Preferred Return for such Fiscal Year plus (ii) the Developer's Preferred Return Deficit Account, if any, calculated as of the end of the Fiscal Year preceding the Fiscal Year with respect to which Participation Rent is being calculated.

Permitted Exceptions: as defined in Section 1.1.

Person: an individual, a corporation, an association, a partnership, a joint venture, an organization or other business entity, or a governmental or political unit or agency.

Phase and Phases: as defined in Recital B.

Phase 1A Improvements: as defined in Section 3.8, but, after the Completion Date of the Museum Building, such term shall not include the Museum Building.

Phase 1A: as shown on Exhibit A-l, but after quitclaim of the Museum Airspace not including the Museum Airspace.

Phase 1B: as shown on Exhibit A-l.

Phase 1C: as shown on Exhibit A-l.

Phase 2A: as shown on Exhibit A-l.

Phase 2B: as shown on Exhibit A-l.

Phase 2C: as shown on Exhibit A-l.

Phase 3A: as shown on Exhibit A-l.

Phase 3B: as shown on Exhibit A-l.

Preferred Capital Contribution: the capital contribution entitled to a preferred return pursuant to Paragraphs 3d and e of Exhibit A to Attachment No. 14 to the Disposition Agreement.

Profit: as defined in Section 23.7

Pro Forma Escalation Rent Net Cash Flow: the total of the rent received from all occupied spaces plus Tenant's quoted rent for all vacant spaces after deducting a reasonable vacancy factor as projected by Tenant in its latest application to a prospective Mortgagee less the sum of Tenant's estimate of Operating Expenses when full tenancy is achieved, amortization over the initial term of any Occupancy Leases in force at the applicable time of tenant improvements paid by Tenant, the average Escalation Rent Debt Service, Base Rent, and Additional Rent for the fifth and sixth Fiscal Years, preceding the first Adjustment Year, but not deducting capital expenses and leasing or re-leasing expenses.

Pro Forma Rent Roll: the projected rent roll prepared by Tenant and submitted by it to the Institutional Investor which has committed to provide permanent financing for Phase 1A.

Project: the development, operation and leasing of the Site by Developer.

Projected Net Operating Income: Net Operating Income for the first year after refinancing as projected by Tenant in its application to a prospective New Mortgagee in connection with a refinancing under Section 23.4, based upon rents agreed to be paid under signed leases and the fair present rental value of space which is or will be vacant within the next Fiscal Year, subject to a reasonable vacancy factor,

Projected Participation Mortgage Payment: Participation Mortgage Payments for the first year after refinancing as projected by Tenant in connection with a refinancing under Section 23.4.

Reciprocal Easement Agreement (REA): as defined in Recital D.

Rent Payment Date: as defined in Section 2.2.

Restoration: as defined in Section 19.2.

Schedule of Performance: as referred to in Section 3.4.

Scope of Development: as referred to in Recital C.

Site: as defined in Recital B.

Substitute Impositions: any tax, charge or levy imposed on the rents reserved to Lessor under this Lease to the extent (a) the present method of taxation or assessment shall be so changed that there shall be substituted such tax, charge or levy in substitution for Impositions on Phase 1A and the Phase 1A Improvements, (b) such tax, charge or levy would be payable as if Phase 1A and the Phase 1A Improvements were the only property of Lessor subject to such tax, charge or levy, and (c) Lessor is legally obligated to pay such tax, charge or levy.

Supplemental Rent Net Cash Flow: is the cumulative total of Net Cash Flow for all Fiscal Years from the End of the Development Period of Phase 1A to the end of the Fiscal Year with respect to which Supplemental Rent Net Cash Flow is being figured less the cumulative total of the amounts payable with respect to the Preferred Capital Contribution (or which would be payable if the Preferred Capital Contribution remained outstanding).

Supplemental Rent: as defined in Section 2.8.

Taking: a transfer during the term hereof of all or any part of Phase 1A, or any leasehold or other interest therein or right accruing thereto, as the result or in lieu or in anticipation of, the exercise of the right of condemnation or eminent domain, or a change of grade, street closure or other compensable government activity affecting Phase 1A or any part thereof, excepting a transfer to Lessor.

Tenant's Equipment: all fixtures, machinery, apparatus, furniture, furnishings and other equipment and all temporary or auxiliary structures installed by or at the request of Tenant or any Occupancy Tenant, if any, in or about Phase 1A or any part thereof excluding operating equipment for the Phase 1A Improvements.

Total Taking: as defined in Section 20.2.

Unavoidable Delays: delays or defaults due to war, insurrection; strikes, lock-outs; riots; floods; earthquakes; fires; casualties; acts of God; acts of the public enemy; epidemics; quarantine restrictions; freight embargoes; lack of transportation; government restrictions or priority; unusually severe weather; inability to secure necessary labor, materials or tools; acts of the other party; acts or failure to act of the City of Los Angeles or any other public or governmental agency or entity (other than an act or failure to act by Lessor which shall not excuse performance by Lessor), failures to act of the Museum Corporation required under the Museum Agreement but only to the extent affecting the construction of the Museum Building and related portions of Phase 1A or any other causes beyond the control or without the fault of the party claiming an extension of time to perform; provided that failure to lease, sell or finance is not an Unavoidable Delay. An extension of time for any such cause shall be for the period of the enforced delay and shall commence to run from the time of the commencement of the cause if notice by the party claiming such extension is given to the other party within thirty (30) days after the commencement of the cause.

                                   ARTICLE 41

                                    NOTICES

         All notices and other communication hereunder shall not be effective unless in writing and shall be deemed to have been given when mailed by first-class registered or certified mail, return receipt requested, postage prepaid or delivered, addressed (a) if to Lessor, Attention: Administrator, at its address set forth above, or at such other address as Lessor shall have furnished in writing to Tenant, (b) if to Tenant, at its address set forth above, or at such other address or addresses as Tenant shall have designated in writing to Lessor (with copies to its partners at the addresses and to the attention of the persons set forth in Exhibit E or at such other address or addresses as they shall have designated to Lessor in writing); or (c) if to any Mortgagee or Mortgagees, at such address or addresses as Mortgagee or Mortgagees shall have furnished to Lessor and Tenant in writing. Notices which are mailed shall be deemed delivered two Business Days after deposit in the mail as herein provided.

                                   ARTICLE 42

                                ATTORNEYS' FEES

         Should any party hereto institute any action or proceeding in court or before an arbitrator to enforce any provision hereof or for damages by reason of an alleged breach of any provision of this Lease, the prevailing party shall be entitled to receive from the losing party, in addition to the court or arbitration costs incurred by the prevailing party, such amount as the court or arbitrator may adjudge to be reasonable attorneys' fees for the services rendered the prevailing party in such action or proceeding.

                                   ARTICLE 43

                          LIMITED LIABILITY FOR TENANT

         Notwithstanding Section 26.2 or anything in this Lease to the contrary, the liability of Tenant under this Lease shall be limited solely to the interest of Tenant in Phase 1A, provided, however, that the partners in Tenant shall each be obligated to pay to Lessor the amount of any unpaid claim under this Lease for Holding Rent, Base Rent, Escalation Rent, Supplemental Rent, Participation Rent or Additional Rent, but only to the extent that the sum of the Net Cash Flow plus Participation Rent Debt Service minus the sum of Fixed Mortgage Payments and Participation Mortgage Payments (in each case for the Fiscal Year with respect to which such unpaid Holding Rent, Base Rent, Escalation Rent, Supplemental Rent or Participation Rent is due), is a positive figure. Except as provided in the preceding sentence no partner of Tenant, nor any such partner's separate property shall be personally liable for any claim arising out of or related to this Lease; provided a deficit capital account of a partner in Tenant shall not be deemed to be an interest of Tenant or any asset or property of Tenant.

         Further, the liability of Metropolitan Structures to the extent arising out of or related to this Lease is limited solely to the assets and properties of Metropolitan Structures. No partner of Metropolitan Structures nor any such partner's separate property, shall be personally liable for any claim arising out of or related to this Lease. A deficit capital account of a partner of Metropolitan Structures shall not be deemed an asset or property of Metropolitan Structures.

                                   ARTICLE 44

                                 MISCELLANEOUS

         No provision of this Lease may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Lease shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto and is not and shall not be for the benefit of any third parties other than such successors and assigns. The headings in this Lease are for purposes of reference only and shall not limit or define the meaning hereof. This Lease may be executed in any number of counterparts, each of which is an original, but all of which shall constitute one instrument. This

Lease is executed and delivered in and shall be governed and construed under the laws of the State of California.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first written above.

                         "Lessor"

                                THE COMMUNITY REDEVELOPMENT AGENCY OF THE CITY
                                OF LOS ANGELES, CALIFORNIA
Approved:
/s/ Herbert M. Weiser           By: /s/ Edward Helfeld
General Counsel                     -----------------------

                         "Tenant"

                                BUNKER HILL ASSOCIATES
                                        a general partnership

                                By California Plaza Associates
                                        a California limited
                                        partnership,
                                        General Partner

                                        By Cadillac Fairview/
                                           California, Inc.,
                                           a California corporation
                                             its general partner

                                             By: /s/ Martin Seaton
                                                 ----------------------
                                                 Pres.

                                By Metropolitan Structures,
                                   an Illinois general
                                   partnership
                                   General Partner

                                   By: Metco Properties,
                                       an Illinois limited
                                       partnership
                                       General Partner

                                       By: /s/ Alan Levinson
                                           ----------------------
                                           Partner

STATE OF CALIFORNIA      )
                         ) ss:
COUNTY OF LOS ANGELES    )

         On August 25, 1983, before me, the undersigned, a Notary Public in and for said State, personally appeared EDWARD HELFELD, known to me to be the Administrator of THE COMMUNITY REDEVELOPMENT AGENCY of the City of Los Angeles, California, a body corporate and politic, and known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument on behalf of The Community Redevelopment Agency of the City of Los Angeles, California and acknowledged to me that such Agency executed the within instrument pursuant to its bylaws or a resolution of its Members of the Board of said Agency.

         Witness my hand and official seal.

          OFFICIAL SEAL                              /s/ Reba Tessel
           REBA TESSEL                           ------------------------
     NOTARY PUBLIC CALIFORNIA                          Notary Public
       PRINCIPAL OFFICE IN
        LOS ANGELES COUNTY
MY COMMISSION EXPIRES JUNE 20, 1986

(SEAL)

STATE OF CALIFORNIA      )
                         ) ss:
COUNTY OF LOS ANGELES    )

         On August 25, 1983, before me, the undersigned, a Notary Public in and for said State, personally appeared Martin Seaton, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the President of CADILLAC FAIRVIEW/CALIFORNIA, INC., a California corporation, the corporation that executed the within instrument as general partner of CALIFORNIA PLAZA ASSOCIATES, a California limited partnership, the partnership that executed the within instrument as a general partner of BUNKER HILL ASSOCIATES, the partnership that executed the within instrument, and acknowledged to me that such corporation executed the same as such general partner of a partnership which is general partner of such partnership, and that such partnership executed the same.

         WITNESS my hand and official seal.

          OFFICIAL SEAL                              /s/ Reba Tessel
           REBA TESSEL                           ------------------------
     NOTARY PUBLIC CALIFORNIA                          Notary Public
       PRINCIPAL OFFICE IN
        LOS ANGELES COUNTY
MY COMMISSION EXPIRES JUNE 20, 1986

(SEAL)

STATE OF CALIFORNIA      )
                         ) ss:
COUNTY OF LOS ANGELES    )

         On August 25, 1983, before me, the undersigned, a Notary Public in and for said State, personally appeared ALAN LEVINSON, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as a general partner of METCO PROPERTIES, an Illinois limited partnership that executed the within instrument as one of the general partners of METROPOLITAN STRUCTURES, an Illinois general partnership, the partnership that executed the within instrument as a general partner of BUNKER HILL ASSOCIATES, a California general partnership, the partnership that executed the within instrument and acknowledged to me that such partnership executed the same as such general partner of a partnership which is general partner of such partnership and that such partnership executed the same.

         WITNESS my hand and official seal.

          OFFICIAL SEAL                              /s/ Reba Tessel
           REBA TESSEL                           ------------------------
     NOTARY PUBLIC CALIFORNIA                          Notary Public
       PRINCIPAL OFFICE IN
        LOS ANGELES COUNTY
MY COMMISSION EXPIRES JUNE 20, 1986

(SEAL)

                                   EXHIBIT A
                               TO PHASE 1A LEASE

                              DESCRIPTION OP SITE

PARCEL 1:

That portion of Grand Avenue, 110 feet wide as shown and dedicated on the map of Tract No. 28761, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 926 Pages 5 to 8 inclusive of Maps, in the office of the County Recorder of said County, and as shown on the ALTA Survey (as hereinafter defined) described as follows:

Beginning at the most Northerly corner of Lot 2 of said Tract 28761; thence along the Northwest line of Lot 2 and its Southwesterly prolongation South 37 degrees 45' 33" West 266.94 feet to the Southwest line of said Tract; thence along said Southwest line North 52 degrees 14' 27" West 15.00 feet to the most Westerly corner of said Tract; thence along the boundary of said Tract as follows: North 37 degrees 45' 33" East 236.95 feet and South 52 degrees 11' 43" East 8.00 feet and North 37 degrees 45' 33" East 30.00 feet to the Northwest prolongation of the Northeast line of said Lot 2; thence along said prolongation South 52 degrees 11' 43" East 7.00 feet to the point of beginning.

EXCEPT therefrom any portion within the lines of General Thaddeus Kosciuszko Way as shown on said map and as shown on the ALTA Survey (as hereinafter defined).

ALSO EXCEPT that portion of Second Street, below the surface of said land, within the unvacated portion thereof as set out in document recorded June 4, 1979 as Instrument No. 79-602882 of Official Records of said County as shown on Sheet 3 of Survey entitled "Survey for Bunker Hill Associates" dated March 17, 1983, made by Psomas & Associates, Santa Monica, California (said survey being hereinafter called "ALTA Survey").

PARCEL 2:

That portion of Grand Avenue, formerly Charity Street, 80 feet wide, as shown on the Map of Beaudry Tract in the City of Los Angeles, County of Los Angeles, State of California as per map recorded in Book 1, Pages 401 and 402 of Miscellaneous Records in the office of the County Recorder of said County, and as shown on the ALTA Survey, bounded on the Northwest by the center line of said 80 feet avenue and bounded on the Southwest by the Southwest line and its Northwesterly prolongation of Tract No. 28761 as per map recorded in Book 926 pages 5 to 8 inclusive of Maps, in the office of the County Recorder of said County, bounded on the Southeast by the Southeasterly line of said Grand Avenue and its Northeasterly and Southwesterly prolongations thereof and bounded on the Northeast by the center line of Second Street, 60 feet wide, as shown on said Map.

PARCEL 3: (DELETED)

PARCEL 4:

That portion of the Northwest half of Olive Street, 80 feet wide, as shown on the Map of Beaudry Tract, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 1 Pages 401 and 402 of Miscellaneous Records in the office of the County Recorder of said County and as shown on the ALTA Survey, bounded Southeasterly by the Northwesterly prolongation of the tangent portion of the Southwest line of Lot 5 of Tract No. 30781, as per map recorded in Book 897, pages 8 to 12 inclusive of Maps, records of said County and bounded Northeasterly by a line parallel with and distant Northeasterly 420 feet, measured at right angles, from the Northwesterly prolongation of the tangent portion of the Southwest line of Lot 5 of said Tract No. 30781 and bounded Northwesterly by the Northwesterly line and its Northeasterly and Southwesterly prolongations of said Olive Street and bounded Southeasterly by the center line of said Olive Street as said center line is shown on the map of said Tract No. 30781.

EXCEPT that portion of said land below a plane which lies 17 feet above the street level of Olive Street, as retained and unvacated as said portion is set out in City of Los Angeles Ordinance No. 150,763 and as delineated on street vacation maps on sheets 4 and 5 of 7 in volume 23, page 68 and as shown on Sheets 5 and 6 of the ALTA Survey.

PARCEL 4-A:

That portion of the Northwest half of Olive Street, 80 feet wide, as shown on the map of Beaudry Tract, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 1 pages 401 and 402 of Miscellaneous Records, in the office of the County Recorded of said County, and as shown on the ALTA Survey, bounded Southwesterly by the Northwesterly prolongation of the tangent portion of the Southwest line of Lot 5 of Tract No. 30781, as per map recorded in Book 897, pages 8 to 12, inclusive of Maps, Records of said County and bounded Northeasterly by a line parallel with and distant Northeasterly 420 feet, measured at right angles, from the Northwesterly prolongation of the tangent portion of the Southwest line of Lot 5 of said Tract No. 30781 and bounded Northwesterly by the Northwesterly line and its Northeasterly and Southwesterly prolongations of said Olive Street and bounded Southeasterly by the center line of said Olive Street as said center line is shown on the map of said Tract No. 30781.

EXCEPT that portion of said land above and below the surface of said land within the lines of Olive Street, as vacated, as said portions are set out in City of Los Angeles Ordinance No. 150,763 and as delineated on street vacation maps on sheets 4 and 5 of 7 in Volume 23, page 68 as shown on Sheets 5 and 6 of the ALTA Survey.

PARCEL 4-B:

That portion of the Northwest, half of Olive Street, 80 feet wide, as shown on the Map of Beaudry Tract, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 1 Pages 401 and 402 of Miscellaneous Records, in the office of the County Recorder of said County, bounded Southwesterly by the center line of 4th Street as shown on said Map, and as shown on the ALTA Survey, and bounded Northwesterly by the Northeasterly prolongation of the tangent portions of the Southwest line of Lot 5 of Tract No. 30781 as per map recorded in Book 897, pages 8 to 12 inclusive of Maps, Records of said County and bounded Northwesterly by the Northwesterly line and its Southwesterly prolongation of said Olive Street and bounded Southeasterly by the center line of said Olive Street as said center line is shown on the map of said Tract No. 30781.

ALSO EXCEPT any portion within the limits of 4th Street as shown on said Beaudry Tract and on Sheet 1 of the ALTA Survey.

PARCEL 5:

That portion of the Northwesterly 5 feet of Olive Street, 90 feet wide as shown and dedicated on the Map of Tract No. 28761, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 926 Pages 5 to 8 inclusive of Maps, in the office of the County Recorder of said County, and as shown on the ALTA Survey, lying Southwesterly of the Southeasterly prolongation of the Northeast line of Lot 2 of said Tract 28761.

PARCEL 6:

That portion of the Northwesterly 5 feet of Olive Street 90 feet wide, as shown and dedicated on the Map of Tract No. 30780, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 912 Pages 39 to 45 inclusive of Maps, in the office of the County Recorder of said County, and as shown on the ALTA Survey, bounded Northeasterly by a line parallel with and distant Northeasterly 420 feet, measured at right angles, from the Northwesterly prolongation of the tangent portions of the Southwest line of Lot 5 of Tract No. 30781 as per map recorded in Book 897 pages 8 to 12 inclusive of Maps, Records of said County and bounded Southwesterly by the Northeasterly line of that certain Future Street shown on said map as having a bearing and distance of 11 North 52 degrees 21' 41" West 5.00 feet."

EXCEPT that portion of said land as retained and unvacated as said portion is set out in City of Los Angeles Ordinance No. 150,763 and as delineated on Street Vacation Maps on sheets 4 and 5 of 7 in Volume 23, page 68 and as shown on Sheets 5 and 6 of the ALTA Survey.

PARCEL 6-A:

That portion of the Northwesterly 5 feet of Olive Street 90 feet wide, as shown and dedicated on the Map of Tract No. 30780, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 912 Pages 39 to 45 inclusive of Maps, in the office of the County Recorder of said County, and as shown on the ALTA Survey, bounded Northeasterly by a line parallel with and distant Northeasterly 420 feet, measured at right angles, from the Northwesterly prolongation of the tangent portions of the Southwest line of Lot 5 of Tract No. 30781 as per map recorded in Book 897 pages 8 to 12 inclusive of Maps, Records of said County and bounded Southwesterly by the Northeasterly line of that certain Future Street shown on said map as having a bearing and distance of 11 North 52 degrees 21' 41" West 5.00 feet."

EXCEPT that portion of said land as vacated as said portions are set out in City of Los Angeles Ordinance No. 150,763 and as delineated on Street Vacation Maps on sheets 4 and 5 of 7 in Volume 23, page 68 and as shown on Sheets 5 and 6 of the ALTA Survey.

PARCEL 7:

That portion of the Northwest half of Olive Street, 80 feet wide, as shown on the map of Beaudry Tract, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 1 pages 401 and 402 of Miscellaneous Records in the office of the County Recorder of said County, and as shown on the ALTA Survey, bounded Southeasterly by the center of said Olive Street and bounded Southwesterly by the Southeasterly prolongation of the Southwest line of Tract No. 28761, as per map recorded in Book 926 Pages 5 to 8 inclusive of Maps, records of said County and bounded Northwesterly by the Northwesterly line of said Olive Street and its Northeasterly and Southwesterly prolongation and bounded Northeasterly by the center line of 2nd Street as shown on the map of said Tract 28761.

EXCEPT therefrom any portion within the lines of Second Street as shown on the ALTA Survey.

PARCEL 8:

That portion of the Northeast half of 4th Street, as shown on the map of Beaudry Tract, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 1 Pages 401 and 402 of Miscellaneous Records, in the office of the County Recorder of said County and as shown on the ALTA Survey, bounded Southeasterly by the center line of Olive Street as shown on said Map and bounded Northwesterly by the Southwesterly prolongation of that certain course in the Southwest line of Lot 4 of Tract No. 30780 as per map recorded in Book 912, pages 39 to 45, inclusive of Maps of said County, said certain course shown on said Map as having a bearing and distance of North 37 degrees 49' 24" East, 18.14 feet and bounded on the Northeast by the Northeast line of said 4th Street and its Southeasterly prolongation and bounded on the Southwest by the center line of 4th Street as shown on said Tract No. 30780.

PARCEL 9: (DELETED)

PARCEL 10:

That portion of Second Street, 60 feet wide, as shown on the Map of Beaudry Tract, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 1 Pages 401 and 402 of Miscellaneous Records in the office of the County Recorder of said County, and as shown on the ALTA Survey, bounded on the Northeast by the center line of said Second Street and bounded on the Southeast by the Northwesterly line of the Southeasterly 7 feet of Grand Avenue as shown and dedicated on the Map of Tract No. 28761 as per map recorded in Book 726 Pages 5 to 8 inclusive of Maps, records of said County and bounded on the Southwest by the Southwest line of said Second Street, and bounded on the Northwest by the Northeasterly prolongation of the Northwest line of Lot 19 in Block No. 2 of said Beaudry Tract.

PARCEL 11:

That portion of Second Street, 60 feet wide, as shown on the Map of Beaudry Tract, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 1 Pages 401 and 402 of Miscellaneous Records in the office of the County Recorder of said County, and as shown on the ALTA Survey, bounded on the Northeast by the center line of said Second Street and bounded on the Southeast by the center line of Olive Street as shown on said Map and bounded on the Southwest by the Southeasterly prolongation of the Northeast line of Lot 9 of Block 2 of said Beaudry Tract and bounded on the Northwest by the Northeast prolongation of the Southeast line of said Lot 9.

PARCEL 12:

All of General Thaddeus Kosciuszko Way as shown and dedicated on the Map of Tract No. 30780, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 912, Pages 39 to 45 inclusive of Maps, in the office of the County Recorder of said County and as shown on the ALTA Survey.

EXCEPT that portion of said land above and below the surface of said land within the lines of General Thaddeus Kosciuszko Way as retained and unvacated as said portions are set out in City of Los Angeles Ordinance No. 150,763 and as delineated on Street Vacation Maps, on sheets 6 and 7 of 7 in Volume 23, page 68 and as shown on Sheets 6 and 7 of the ALTA Survey.

PARCEL 12-A:

All of General Thaddeus Kosciuszko Way as shown and dedicated on the Map of Tract No. 30780, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 912 Pages 39 to 45, inclusive of Maps, in the office of the County Recorder of said County and as shown on the ALTA Survey.

EXCEPT that portion of said land above and below the surface of said land within the lines of General Thaddeus Kosciuszko Way as vacated, as said portions are set out in City of Los Angeles Ordinance No. 150,763 and as delineated on Street Vacation Maps on sheets 6 and 7 of 7 in Volume 23, page 68.

PARCEL 13:

All of General Thaddeus Kosciuszko Way as shown and dedicated on the Map of Tract No. 28761, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 926 Pages 5 through 8 inclusive of Maps, in the office of the County Recorder of said County and as shown on the ALTA Survey.

EXCEPT that portion of said land above and below the surface of said land within the lines of General Thaddeus Kosciuszko Way as retained and unvacated as said portions are set out in City of Los Angeles Ordinance No. 150,763 and as delineated on Street Vacation Maps on sheets 6 and 7 of 7 in Volume 23, page 68 and as shown on Sheets 6 and 7 of the ALTA Survey.

PARCEL 13-A:

All of General Thaddeus Kosciuszko Way as shown and dedicated on the Map of Tract No. 28761, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 926 Pages 5 through 8 inclusive of Maps, in the office of the County Recorder of said County and as shown on the ALTA Survey.

EXCEPT that portion of said land above and below the surface of said land within the lines of General Thaddeus Kosciuszko Way as vacated, as said portions are set out in City of Los Angeles Ordinance No. 150,763 and as delineated on Street Vacation Maps, on sheets 6 and 7 of 7 in Volume 23, page 68 and as shown on Sheets 6 and 7 of the ALTA Survey.

PARCEL 14:

All of 3rd Place as shown and dedicated on the Map of Tract No. 30780, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 912 Pages 39 to 45 inclusive of Maps, in the office of the County Recorder of said County and as shown on the ALTA Survey.

PARCEL 15:

Lot 5 of Tract No. 30781, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 897, Pages 8 to 12 inclusive of Maps, in the office of the County Recorder of said County and as shown on the ALTA Survey.

PARCEL 15-A:

That portion of the Southeasterly 5 feet of Olive Street, 85 feet wide, as shown and dedicated on the Map of Tract No. 30781, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 897, Pages 8 to 12 inclusive of Maps, in the office of the County Recorder of said County, and as shown on the ALTA Survey, bounded on the Northeast by the Northwesterly prolongation of the most Northeast Northeasterly line of Lot 5 of Tract No. 30781 as per map recorded in Book 897, pages 8 to 12 inclusive of Maps, Records of said County and bounded on the Southwest by the Northwesterly prolongation of the tangent portions of the Southwesterly line of said Lot 5.

EXCEPT that portion of said land as retained and unvacated as said portion is set out in City of Los Angeles Ordinance No. 150,763 and as delineated on Street Vacation Maps on sheets 4 and 5 of 7 in Volume 23, page 68 and as shown on Sheets 5 and 6 of the ALTA Survey.

PARCEL 15-B:

That portion of the Southeasterly 5 feet of Olive Street, 85 feet wide, as shown and dedicated on the Map of Tract No. 30781, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 897 Pages 8 to 12 inclusive of Maps, in the office of the County Recorder of said County, and as shown on the ALTA Survey, bounded on the Northeast by the Northwesterly prolongation of the most Northeast Northeasterly line of Lot 5 of Tract No. 30781 as per map recorded in Book 897, pages 8 to 12 inclusive of Maps, Records of said County and bounded on the Southwest by the Northwesterly prolongation of the tangent portions of the Southwesterly line of said Lot 5.

EXCEPT that portion of said land as vacated as said portion is set out in City of Los Angeles Ordinance No. 150,763 and as delineated on Street Vacation Maps on sheets 4 and 5 of 7 in Volume 23, page 68 and as shown on Sheets 5 and 6 of the ALTA Survey.

PARCEL 15-C:

That portion of the Southeasterly half of Olive Street, 80 feet wide, as shown on the Map of Beaudry Tract, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 1, Pages 401 to 402 of Miscellaneous Records, in the office of the County Recorder of said County, and as shown on the ALTA Survey, bounded Northwesterly by the center of said Olive Street and bounded Southeasterly by the Southeasterly line of said Olive Street and on the Northeast by the Northwesterly prolongation of the most Northeast Northeasterly line of Lot 5 of tract No. 30781 as per map recorded in Book 897, pages 8 to 12 inclusive of Maps, records of said County and bounded on the Southwest by the Northwesterly prolongation of the tangent portion of the Southwesterly line of said Lot 5.

EXCEPT that portion of said land as retained and unvacated as said portion is set out in City of Los Angeles Ordinance No. 150,763 and as delineated on Street Vacation, Maps on sheets 4 and 5 of 7 in Volume 23, page 68 and as shown on Sheets 5 and 6 of the ALTA Survey.

PARCEL 15-D:

That portion of the Southeasterly half of Olive Street, 80 feet wide, as shown on the Map of Beaudry Tract, in the City of Los Angeles, County of Los Angeles, State of

California, as per map recorded in Book 1, Pages 401 and 402 of Miscellaneous Records, in the office of the County Recorder of said County, and as shown on the ALTA Survey, bounded Northwesterly by the center of said Olive Street and on the Northeast by the Northwesterly prolongation of the most Northeast Northeasterly line of Lot 5 of Tract No. 30781 as per map recorded in Book 897, pages 8 to 12 inclusive of Maps, records of said County and bounded on the Southwest by the Northwesterly prolongation of the tangent portion of the Southwesterly line of said Lot 5.

EXCEPT that portion of said land as vacated as said portion is set out in City of Los Angeles Ordinance No. 150,763 and as delineated on Street Vacation Maps on sheets 4 and 5 of 7 in Volume 23, page 68.

PARCEL 16:

Lots 2, 3 and 4 of Tract No. 30780, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 912 Pages 39 to 45 inclusive of Maps, in the office of the County Recorder of said County and as shown on the ALTA Survey.

PARCEL 17:

Lot 2 of Tract No. 28761, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 926 Pages 5 to 8 inclusive of Maps, in the office of the County Recorder of said County and as shown on the ALTA Survey.

EXCEPT FROM PARCELS 1 THROUGH 17:

All oil, gas and mineral substances together with the right to extract such substances provided that the surface opening of any well, hole, shaft or other means of reaching or removing such substances shall not be located within the Bunker Hill Urban Renewal Project Area as said area is described in an instrument recorded in Book M-335, Page 106, Official Records and shall not penetrate any part or portion of said Project Area within 500 feet of the surface thereof as excepted and reserved in various deeds of record, among them being those recorded November 5, 1963 in Book D-2245, Page 28 and May 15, 1962 in Book D-1614, Page 654, Official Records.

                                                                     Exhibit A-1

[REVISED PHASING MAP]

                         EXHIBIT A-2 TO PHASE 1A LEASE
                           PHASE 1A LEGAL DESCRIPTION

PARCEL 1

     Those portions of lots 2 and 3 of Tract No. 30780, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in book 912 pages 39 to 45 inclusive of maps, in the office of the County Recorder of said County, and those portions of General Thaddeus Kosciuszko Way and 3rd Place as shown and dedicated on the map of said Tract No. 30780, said portions vacated per City of Los Angeles Resolution to Vacate No. 82-01653 recorded September 16, 1982, as Document No. 82-943159 in Official Records of said County and as delineated on Street Vacation maps on sheets 3, 6 and 7 of 7 in volume 23, page 68, and those portions of 3rd Street as shown and dedicated on the map of Beaudry Tract, as per map recorded in book 1, pages 401 and 402 of Miscellaneous Records, records of said County described as a whole as follows:

         Beginning at the most northerly corner of said lot 3; thence along the northwesterly line of said lot 3 south 37 degrees 45'41" west 0.08 feet; thence continuing along said northwesterly line and its southwesterly prolongation south 37 degrees 50'21" west 324.75 feet to a line parallel with and distant southwesterly 18.70 feet, measured at right angles, from the tangent portion of the southwesterly line of said lot 3 and its northwesterly prolongation; thence along said parallel line south 52 degrees 09'39" east 176.00 feet, to a line parallel with and distant southeasterly 176.00 feet, measured at right angles, from said northwesterly line of lot 3 and its southwesterly prolongation, shown hereinabove as having a bearing of south 37 degrees 50'21" west; thence along last said parallel line north 37 degrees 50'21" east 162.29 feet; thence at right angles south 52 degrees 09'39" east 2.54 feet to a line parallel with and distant southeasterly 178.54 feet, measured at right angles, from said northwesterly line of lot 3, shown hereinabove as having a bearing of south 37 degrees 50'21" west, and its northeasterly prolongation; thence along last said parallel line north 37 degrees 50'21" east 534.25 feet to a line parallel to and distant southwesterly
         3.00 feet, measured at right angles, from the southwesterly line of General Thaddeus Kosciuszko Way, 60 feet wide, as shown on said Street Vacation maps on sheets 6 and 7 of 7 in volume 23, page

         68; thence along said parallel line north 52 degrees 13'52" west 169.58 feet to a point in a curve concave to the south having a radius of
         20.00 feet, to which a radial line bears north 5 degrees 58'50" east, said curve being a course in said southwesterly line of General Thaddeus Kosciuszko Way; thence westerly along said curve through a central angle of 58 degrees 13'09" an arc distance of 20.32 feet to the northeasterly prolongation of the northwesterly line of said lot 2; thence along said northeasterly prolongation and said northwesterly line of lot 2 south 37 degrees 45'41" west 354.49 feet to the point of beginning.

         Except that portion of said 3rd Street as retained and unvacated as said portion is set out in City of Los Angeles Resolution to Vacate No. 82-01653 recorded September 16, 1982 as Document No. 82-943159 in Official Records of said County and as delineated on Street Vacation maps on sheets 1 and 2 of 7 in volume 23, page 68.

PARCEL 2

         That portion of 3rd Street as shown and dedicated on the map of Beaudry Tract, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in book 1, pages 401 and 402 of Miscellaneous Records, in the office of the County Recorder of said County, as retained and unvacated as said portion is set out in City of Los Angeles Resolution to Vacate No. 82-01653 recorded September 16, 1982 as Document No. 82-943159 in Official Records of said County and as delineated on Street Vacation maps on sheets 1 and 2 of 7 in volume 23, page 68, lying northwesterly of a line parallel with and distant southeasterly 178.54 feet, measured at right angles, from that certain course (and its northeasterly prolongation) in the northwesterly line of lot 3 of Tract No. 30780 as per map recorded in book 912, pages 39 to 45 inclusive of maps, Records of said County, shown on said Tract as having a bearing and distance of (north 37 degrees 50'12" east 286.04 feet) and for the purpose of this description having a bearing of north 37 degrees 50'21" east.

PARCEL 3

         The easements described in this Parcel 3 shall, upon the completion of the improvements to said easements herein described, and upon the request of any party hereto, be re-surveyed and the parties to this Lease shall, if necessary, enter into an appropriately acknowledged instrument to more accurately describe the "as-built" easements if the form and substance of the document is acceptable to each party.

Easement No. 1 - (truck access - South driveway)

         A non-exclusive driveway easement for ingress and egress of vehicles and pedestrians to the truck dock located within the Phase 1A improvements adjacent to lower Grand Avenue ("Truck Access"), within that portion of 3rd Place as shown and dedicated on the map of Tract No. 30780, in the City of Los Angeles, County of Los Angeles, State of California, recorded in book 912 pages 39 to 45 inclusive of maps, in the office of the County Recorder of said County, said portion of 3rd Place vacated per City of Los Angeles Resolution to Vacate No. 82-01653 recorded September 16, 1982 as Document No. 82-943159 in official records of said county and as delineated on street vacation maps on sheet 3 of 7 in volume 23, page 68, said portion lying above an elevation of 347.00 feet and below an elevation allowing clearance of 15.00 feet above the surface of the finish grade of improvements, said elevation is based on national geodetic vertical datum of 1929 per Ordinance No. 150,763 of the City of Los Angeles as obtained from City of Los Angeles Benchmark No. 12-06750, described as a cut spike in south curb of 5th Street, 21.6 feet west of Olive Street, at the west end of a catch basin, elevation = 273.999 feet (1970 adjustment), said portion described as follows:

         Beginning at the intersection of a line parallel with and distant southwesterly 18.70 feet, measured at right angles, from the northwesterly prolongation of the tangent portion of the southwesterly line of lot 3 of said Tract No. 30780, with the southwesterly prolongation of the northwesterly line of lot 3 of said Tract No. 30780, said northwesterly line shown thereon as having a bearing of north 37 degrees 50'12" east (north 37 degrees 50'21" east for the purpose of this description); thence along said southwesterly prolongation south 37 degrees 50'21" west 31.14 feet; thence south
         52 degrees 09'39" east 13.50 feet; thence north 68 degrees 33'12" east
         36.22 feet to said line
         mentioned hereinabove as being parallel with and distant southwesterly
         18.70 feet from the northwesterly prolongation of the tangent portion of the southwesterly line of lot 3; thence along said parallel line north 52 degrees 09'39" west 32.00 feet to the point of beginning.

         Tenant under this Lease has the right and, subject to the terms of this Lease, shall during the term of this Lease, operate, repair and maintain as long as the easement shall solely be used for the benefit of the Phase 1A Improvements or until such earlier time as a new driveway shall be constructed in a location encompassing the above described easement area by the Developer (all references herein to "Developer," "Tenant" or "Owner" of a Phase or future Phase shall refer to the developer, tenant or owner of all or a portion of the Site pursuant to the Disposition Agreement or such other agreement as may be executed by the Community Redevelopment Agency of the City of Los Angeles, California for the development, improvement or occupancy of all or a portion of the Site.) of Phase 2A, at the cost of said Developer, at which time the obligation to operate, repair and maintain in good and safe condition the easement shall be and become the obligation of said Developer.

         The Developer of Phase 2A may temporarily close the easement for a period not to exceed sixty (60) calendar days for the construction of the substructure of the Phase 2A Improvements and new driveway, during which period of time the Phase 2A Developer shall not be responsible to the Phase 1A Tenant for any inconvenience, required approvals from the appropriate governmental authorities or additional costs whatsoever occurring due to said temporary closure (reference herein to "Phase 2A" or to any "Phase" other than Phase 1A shall not restrict nor mandate the legal description of or parcelization for future development by The Community Redevelopment Agency of the City of Los Angeles, California or any Developer). The Phase 1A Tenant shall cooperate with the Developer of Phase 2A in connection with the aforementioned construction so that the said temporary closure shall not exceed sixty (60) calendar days, such cooperation to include, if required by the Developer of Phase 2A, attachments to the Phase 1A Improvements. If such attachment is required the Phase 2A Developer shall hold the Phase 1A Developer harmless for any damage to the Phase 1A Improvements.

Easement No. 2 - (South stairway)

         A non-exclusive easement to erect, maintain and use a cantilevered stairway to provide pedestrian egress, for the purpose of meeting the requirements of all applicable codes, from the 370' Plaza level of the Phase 1A Improvements to the 385' Plaza sidewalk level on Phase 1A connecting with upper Grand Avenue, within that portion of 3rd Place as shown and dedicated on the map of Tract No. 30780, in the City of Los Angeles, County of Los Angeles, State of California, recorded in book 912 pages 39 to 45 inclusive of maps, in the office of the County Recorder of said County, said portion of 3rd Place vacated per City of Los Angeles resolution to vacate No. 82-01653 recorded September 16, 1982 as Document No. 82-943159 in official records of said county and as delineated on street vacation maps on sheet 3 of 7 in volume 23, page 68, said portion lying above an elevation of 364.00 feet, said elevation is based on national geodetic vertical datum of 1929 per Ordinance No. 150,763 of the City of Los Angeles as obtained from City of Los Angeles Benchmark No. 12-06750, described as a cut spike in south curb of 5th Street, 21.6 feet west of Olive Street, at the west end of a catch basin, elevation = 273.999 feet (1970 adjustment), said portion described as follows:

         Beginning at the intersection of a line parallel with and distant southwesterly 18.70 feet, measured at right angles, from the tangent portion of the southwesterly line of lot 3 of said Tract No. 30780, and its northwesterly prolongation, with a line parallel with and distant southeasterly 38.50 feet, measured at right angles, from the southwesterly prolongation of the northwesterly line of lot 3 of said Tract No. 30780, said northwesterly line shown thereon as having a bearing of north 37 degrees 50'12" east (north 37 degrees 50'21" east for the purpose of this description); thence along last said parallel line south 37 degrees 50'21" west 9.50 feet; thence along a line parallel with the southwesterly line of said lot 3 south 52 degrees 09'39" east 40.00 feet; thence along a line parallel with said southwesterly prolongation of the northwesterly line of said lot 3 north 37 degrees 50'21" east
         9.50 feet to said line mentioned hereinbefore as being parallel with and distant southwesterly 18.70 feet from the southwesterly line of lot 3; thence along said parallel line north 52 degrees 09'39" west 40.00 feet to the point of beginning.

         The aforesaid easement is to be relocated within an exit corridor easement at the expense of and by the Phase 2A Developer; upon the construction of the Phase 2A improvements, and in such a manner and to such location as shall be approved by The Community Redevelopment Agency of The City of Los Angeles, California and the appropriate governmental authorities having jurisdiction over exit requirements, so as to continue to provide a required legal route of egress from the Phase 1A Improvements. At the time of such relocation all persons having an interest in the property upon which such exit corridor easement is located shall execute and deliver an instrument appropriately acknowledged conveying to the Tenant of the Phase 1A Lease such easement, under the same terms and conditions contained herein except for location, as an appurtenance to the Phase 1A Lease and upon the recordation thereof such stairway easement shall terminate. Upon such relocation the Phase 1A Tenant shall be responsible, at its own cost, for the removal of the exit doors located within the Phase 1A Improvements and any other work required within the Phase 1A Improvements. The Phase 2A Developer, at its own cost, shall be responsible for the removal of the cantilevered stairway and the construction required to complete the approved exit corridor including, without limitation, structural support, fire rated partitions, ceilings, sprinkler systems, lighting systems, exterior exit doors with hardware, signage and all other items as shall be required by the appropriate governmental authorities to provide a legal route of egress from the Phase 1A Improvements.

         Upon the completion of the relocated exit corridor and the issuance of a permanent certificate of occupancy or such other governmental approval as may be required for such exit corridor the obligation of maintenance, repair and operation of the exit corridor shall be the responsibility of the Phase 1A Tenant including, without limitation, the sprinkler system, smoke detectors, speaker system, lighting system and security system with door monitors, if any, which shall be connected to such systems in the Phase 1A Improvements; provided that if the Phase 2A Improvements shall use said exit corridor for egress purposes the costs of maintenance, repair and operation shall be the responsibility of the Tenant of Phase 2A, and the Tenant of Phase 1A shall reimburse the Tenant of Phase 2A for fifty percent (50%) of all such costs, excluding any mark-up or fees.

         The stairway easement is a temporary easement which shall exist until the construction and the relocation of said easement upon the construction by the Phase 2A Developer of the exit corridor. The relocated easement is a permanent easement which shall exist so long as the Phase 1A Improvements (as from time to time replaced) shall exist.

Easement No. 3 - (Southeast stairway and sidewalk)

         A non-exclusive stairway and sidewalk easement to provide pedestrian egress, for the purpose of meeting the requirements of all applicable codes, from the 360' level of the Phase 1A Improvements to Olive Street, within that portion of lot 3 of Tract No. 30780, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in book 912 pages 39 to 45 inclusive of maps, in the office of the County Recorder of said County, said portion lying above an elevation of 340.00 feet, said elevation is based on national geodetic vertical datum of 1929 per Ordinance No. 150,763 of the City of Los Angeles as obtained from City of Los Angeles Benchmark No. 12-06750, described as a cut spike in south curb of 5th Street, 21.6 feet west of Olive Street, at the west end of a catch basin, elevation = 273.999 feet (1970 adjustment), said portion described as follows:

         Beginning at the intersection of a line parallel with and distant southwesterly 18.70 feet, measured at right angles, from the tangent portion of the southwesterly line of said lot 3 of Tract No. 30780, and its northwesterly prolongation with a line parallel with and distant southeasterly 176.00 feet, measured at right angles, from the southwesterly prolongation of the northwesterly line of said lot 3 of Tract No. 30780, said northwesterly line shown thereon as having a bearing of north 37 degrees 50'l2" east (north 37 degrees 50'21" east for the purpose of this description); thence along last said parallel line north 37 degrees 50'21" east 117.79 feet to the true point of beginning of this description; thence continuing along last said parallel line north 37 degrees 50'21" east 43.21 feet; thence south 52 degrees 09'39" east 146.59 feet to the southeasterly line of said lot 3; thence along said southeasterly line south 37 degrees 48'52" west
         10.00 feet; thence north 52 degrees 09'39" west 134.59 feet; thence south 37 degrees 50'21" west 33.21 feet; thence north 52 degrees 09'39" west 12.00 feet to the true point of beginning.

         The aforesaid easement may be relocated by the Developer of the future Phase within such future Phase upon construction of improvements on said portion, in such a manner and to such location as shall be approved by The Community Redevelopment Agency of The City of Los Angeles, California and the appropriate governmental authorities so as to continue to provide a legal route of egress from the Phase 1A Improvements. At such time all persons having an interest in the improvements where such means of egress is located shall execute and deliver to the Tenant of the Phase 1A Lease an instrument appropriately acknowledged conveying to such Tenant such relocated easement under the same terms and conditions as contained herein except for location, as an appurtenance to the Phase 1A Lease and thereupon such non-exclusive stairway and sidewalk easement granted herein shall terminate. Upon such relocation the Phase 1A Tenant shall be responsible for the cost of any work required in connection therewith within the Phase 1A Improvements and the future Phase Developer of the said future Phase, at its own cost, shall be responsible for removal of the stairway and constructing all improvements in connection with the relocated easement.

         Upon completion of the relocated easement, the right and obligation of operation, repair and maintenance of the relocated easement shall be the responsibility of the Phase 1A Tenant including all facilities and systems which are to be connected to the existing systems within the Phase 1A Improvements, including, without limitation, the sprinkler systems, smoke detectors, speaker system, lighting system and security system with door monitors, if any; provided that if the improvements on the future Phase shall use the said relocated easement the costs of maintenance, repair and operation shall be the responsibility of the Tenant or Owner (if such be on land conveyed in fee simple by Lessor for development) of such future phases and the Tenant of Phase 1A shall reimburse said Tenant or Owner for fifty percent (50%) of the cost thereof, excluding any mark-up or fees.

         The stairway and sidewalk easement is a temporary easement which shall exist until the completion of construction of a relocated easement. The relocated easement is a permanent easement which shall exist so long as the Phase 1A Improvements (as from time to time replaced) shall exist.

Easement No. 4 - (East driveway easement)

         A non-exclusive temporary driveway and drainage easement for vehicular and pedestrian ingress and egress, electrical facilities, cashier booths and drainage improvements or such other temporary improvements as shall be approved by The Community Redevelopment Agency of the City of Los Angeles, California between Phase 1A and Olive Street, within that portion of lot 3 of Tract No. 30780, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in book 912 pages 39 to 45 inclusive of maps, in the office of the County Recorder of said County, said portion lying above an elevation of
340.00 feet and below an elevation of 365.00 feet, said elevations are based on national geodetic vertical datum of 1929 per Ordinance No. 150,763 of the City of Los Angeles as obtained from City of Los Angeles Benchmark No. 12-06750, described as a cut spike in south curb of 5th Street,
21.6 feet west of Olive Street, at the west end of a catch basin, elevation =
273.999 feet (1970 adjustment), said portion described as follows:

         Beginning at the intersection of a line parallel with and distant southwesterly 18.70 feet, measured at right angles, from the tangent portion of the southwesterly line of said lot 3 of Tract No. 30780, and its northwesterly prolongation with a line parallel with and distant southeasterly 176.00 feet, measured at right angles, from the southwesterly prolongation of the northwesterly line of said lot 3 of Tract No. 30780, said northwesterly line shown thereon as having a bearing of north 37 degrees 50'12" east (north 37 degrees 50'21" east for the purpose of this description); thence along last said parallel line north 37 degrees 50'21" east 161.00 feet to the true point of beginning of this description; thence continuing along said parallel line north 37 degrees 50'21" east 1.29 feet; thence at right angles south 52 degrees 09'39" east 2.54 feet to a line parallel with and distant southeasterly 178.54 feet measured at right angles from said northwesterly line of lot 3, shown hereinabove as having a bearing of south 37 degrees 51'21" west; thence along said parallel line north 37 degrees 50'21" east 53.71 feet; thence south 52 degrees 09'39" east 12.00 feet; thence south 37 degrees 50'21" west 11.00 feet; thence south 52 degrees 09'39" east
         132.03 feet to the southeasterly line of said lot 3; thence along said southeasterly line south 37 degrees 48'52" west 44.00 feet to a line which bears south 52 degrees 09'39" east and which passes through the true point of beginning of this description; thence north 52 degrees 09'39" west 146.59 feet to the true point of beginning.

         This easement shall exist until the start of construction of the improvements on the property on which such driveway easement is located at which time it shall be terminated. The developer of such Phase shall replace the aforementioned temporary driveway easement with a permanent driveway affording access in generally the same manner as the aforementioned temporary driveway easement within 3 years after such temporary driveway easement shall have been terminated. Upon the start of construction of the improvements the Phase 1A Tenant, at its own cost, will remove those items within the easement in which Phase 1A has an interest. The Developer of the future Phase, at its own cost, is responsible for the removal of all improvements within the easement area not removed by the Phase 1A Tenant.

Easement No. 5 - (Northeast walkway easement)

         A non-exclusive walkway easement for pedestrian egress, for the purpose of meeting the requirements of all applicable codes, from Stair No. 5 (as shown on the plans for Phase 1A approved by The Community Redevelopment Agency of the City of Los Angeles, California) on the 360' level of the Phase 1A improvements, within that portion of lot 2 of Tract No. 30780, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in book 912 pages 39 to 45 inclusive of maps, in the office of the County Recorder of said County, said portion lying above an elevation of 354.00 feet, said elevation is based on national geodetic vertical datum of 1929 per Ordinance No. 150,763 of the City of Los Angeles as obtained from City of Los Angeles Benchmark No. 12-06750, described as a cut spike in south curb of 5th Street,
21.6 feet west of Olive Street, at the west end of a catch basin, elevation = 273.999 feet (1970 adjustment), said portion described as follows:

         Beginning at the intersection of a line parallel with and distant northeasterly 20.00 feet, measured at right angles, from the tangent portion of the northeasterly line of said lot 2 of Tract No. 30780, with a line parallel with and distant southeasterly 178.54 feet, measured at right angles, from the northeasterly prolongation of the northwesterly line of lot 3 of said Tract No. 30780, said northwesterly line shown thereon as having a bearing of north 37 degrees 50'12" east (north 37 degrees 50'21" east for the purpose of this description); thence along last said parallel line south 37 degrees 50'21" west
         235.50 feet to the true point of beginning of this description; thence continuing along last said parallel line south 37 degrees 50'21" west
         8.00 feet; thence south 52 degrees 09'39" east 144.03 feet to the southeasterly line of said lot 2; thence along said southeasterly line north 37 degrees 51'20" east 8.00 feet; thence north 52 degrees 09'39" west 144.03 feet to the true point of beginning.

         The easement may be relocated by the Developer of a future Phase, at its own cost, upon the construction of improvements on said portion, in such a manner as shall be approved by The Community Redevelopment Agency of The City of Los Angeles, California and the appropriate governmental authorities. The Developer of the future Phase shall be responsible for (i) designing and obtaining all necessary approvals for the realignment of the exit way during construction of improvements on said portion, (ii) removal of all knockout panels located within Phase 1A, adjacent work thereto and installation of additional access doors to complete the stairwell exit system, (iii) construction of any exit corridor and providing required services therein, including without limitation, lighting, life safety and security systems, operation, repair and maintenance. All such work done within Phase 1A shall match the finishes and standard of quality existing therein. Upon such relocation the Phase 1A Tenant shall be responsible for the operation, repair and maintenance of the stairwell improvement within Phase 1A and the Developer of the future Phase shall be responsible at its cost for the maintenance of the exit corridor.

Easement No. 6 - (Northeast stairway easement)

         A non-exclusive stairway and walkway easement for retaining walls, drainage and pedestrian egress, for the purpose of meeting the requirements of all applicable codes, from Stair No. 6 on the 340' level of the Phase 1A Improvements within that portion of lot 2 of Tract No. 30780, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in book 912 pages 39 to 45 inclusive of maps, in the office of the County Recorder of said County, and a portion of General Thaddeus Kosciuszko Way as vacated per City of Los Angeles Resolution To Vacate No. 82-01653 recorded September 16, 1982 as document no. 82-943159 in official records of said county and as delineated on street vacation maps on sheets 6 and 7 of 7 in volume 23, page 68, said portions lying above an elevation of 335.00 feet, said elevation is based on national geodetic vertical datum of 1929 per ordinance no. 150,763 of the City of Los Angeles as obtained from City of Los Angeles Benchmark No. 12-06750, described as a cut spike in south curb of 5th Street, 21.6 feet west of Olive Street, at the west end of a catch basin, elevation = 273.999 feet (1970 adjustment), said portions described as a whole as follows:

         Beginning at the intersection of a line parallel with and distant northeasterly 20.00 feet, measured at right angles, from the tangent portion of the northeasterly line of said lot 2 of Tract No. 30780, with a line parallel with and distant southeasterly 178.54 feet, measured at right angles, from the northeasterly prolongation of the northwesterly line of lot 3 of said tract no. 30780, said northwesterly line shown thereon as having a bearing of north 37 degrees 50'12" east (north 37 degrees 50'21" east for the purpose of this description); thence along last said parallel line south 37 degrees 50'21" west 80.00 feet; thence south 52 degrees 09'39" east 15.00 feet; thence north 37 degrees 50'21" east 33.00 feet; thence south 52 degrees 09'39" east 6.00 feet; thence north 37 degrees 50'21" east 47.03 feet to said line mentioned hereinbefore as being parallel with and distant northeasterly 20.00 feet from the northeasterly line of lot 2, thence along said parallel line north
         52 degrees 13'52" west 21.00 feet to the point of beginning.

         The easement may be relocated by the Developer of a future Phase, at its own cost, upon the construction of improvements on said portion, in such a manner as shall be approved by The Community Redevelopment Agency of The City of Los Angeles, California and the appropriate governmental authorities. The Developer of the future Phase shall be responsible for (i) designing and obtaining all necessary approvals for the realignment of the exit system during construction of the future Phase, (ii) removal of all knockout panels located within Phase 1A, adjacent work thereto and installation of additional access doors to complete the stairwell exit system, (iii) construction of the exit corridor within said portion and providing required services, including without limitation, lighting, life safety and security systems and operation, repair and maintenance. Upon such relocation the Phase 1A Tenant shall be responsible for the operation, repair and maintenance of the stairwell improvement and the Developer of the future Phase shall be responsible for the operation, repair and maintenance of the exit corridor.

Easement No. 7 (Northeast stairway easement)

         A non-exclusive temporary stairway easement to provide pedestrian ingress and egress from the 385' Plaza Level of the Phase 1A Improvements and an exit route from the 370' level of the Phase 1A Improvements, within that portion of lot 2 of Tract No. 30780, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in book 912 pages 39 to 45 inclusive of maps, in the office of the County Recorder of said County, and a portion of General Thaddeus Kosciuszko Way as vacated per City of Los Angeles Resolution To Vacate

No. 82-01653 recorded September 16, 1982 as Document No. 82-943159 in official records of said county and as delineated on street vacation maps on sheets 6 and 7 of 7 in volume 23, page 68, said portions lying above an elevation of 335.00 feet, said elevation is based on national geodetic vertical datum of 1929 per Ordinance No. 150,763 of the City of Los Angeles as obtained from City of Los Angeles Benchmark No. 12-06750, described as a cut spike in south curb of 5th Street, 21.6 feet west of Olive Street, at the west end of a catch basin, elevation = 273.999 feet (1970 adjustment), said portions described as a whole as follows:

                  Beginning at the intersection of a line parallel with and distant northeasterly 20.00 feet, measured at right angles, from the tangent portion of the northeasterly line of said lot 2 of Tract No. 30780, with a line parallel with and distant southeasterly 178.54 feet, measured at right angles, from the northeasterly prolongation of the northwesterly line of lot 3 of said Tract No. 30780, said northwesterly line shown thereon as having a bearing of north 37 degrees 50'12" east (north
                  37 degrees 50'21" east for the purpose of this description); thence along last said parallel line south 37 degrees 50'21" west

                  80.00 feet; thence south 52 degrees 09'39" east 15.00 feet; thence north 37 degrees 50'21" east 33.00 feet; thence south 52 degrees 09'39" east 6.00 feet; thence north 37 degrees 50'2l" east 47.03 feet to said line mentioned hereinbefore as being parallel with and distant northeasterly 20.00 feet from the northeasterly line of lot 2, thence along said parallel line north 52 degrees 13'52" west 21.00 feet to the point of beginning.

                  The easement may be terminated or relocated by the Developer of a future Phase, at its own cost, in such a manner as shall be approved by The Community Redevelopment Agency of The City of Los Angeles, California and other appropriate governmental authorities. If it is determined by the appropriate governmental authorities and The Community Redevelopment Agency of The City of Los Angeles, California that the easement may be terminated as no longer necessary, the Developer of the future Phase will be responsible, at its own cost, for the removal of the stairway. If it is determined by the appropriate governmental authorities and The Community Redevelopment Agency of The City of Los Angeles, California that the easement is to be relocated, the Developer of the future Phase shall be responsible, at its own cost, for the removal of the stairway system and constructing, maintaining, operating and repairing the relocated exit route.

Easement 8 (footing easement)

                  An easement for footings for Phase 1A improvements within those portions of lots 2 and 3 of Tract No. 30780, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in book 912 pages 39 to 45 inclusive of maps, in the office of the County Recorder of said County, and portions of General Thaddeus Kosciuszko Way and 3rd Place as shown and dedicated on the map of said Tract No. 30780, said portions vacated per City of Los Angeles Resolution to Vacate No. 82-01653 recorded September 16, 1982 as Document No. 82-943159 in Official Records of said County and as delineated on Street Vacation maps on sheets 3, 6 and 7 of 7 in volume 23, page 68, and portions of 3rd Street as shown on the map of the Beaudry Tract recorded in book 1 page 402 of Miscellaneous Records of said county said portions lying between upper and lower elevation limits as hereinafter described, said elevations are based on national geodetic vertical datum of 1929 per Ordinance No. 150,763 of the City of Los Angeles as obtained from City of Los Angeles Benchmark No. 12-06750, described as a cut spike in south curb of 5th Street, 21.6 feet west of

Olive Street, at the west end of a catch basin, elevation = 273.999 feet (1970 adjustment), said portions described as follows:

                  PARCEL A

                  Beginning at the intersection of a line parallel with and distant southwesterly 18.70 feet, measured at right angles, from the tangent portion of northwesterly prolongation of the southwesterly line of said lot 3 of Tract No. 30780, with the southwesterly prolongation of the northwesterly line of said lot 3 of Tract No. 30780, said northwesterly line shown thereon as having a bearing of north 37 degrees 50'12" east (north 37 degrees 50'21" east for the purpose of this description); thence along said parallel line south
                  52 degrees 09'39" east 176.00 feet to a line parallel with and distant southeasterly 176.00 feet measured at right angles from said northwesterly line of lot 3 and its southwesterly prolongation shown hereinabove as having a bearing of south
                  37 degrees 50'21" west; thence along last said parallel line north 37 degrees 50'21" east 162.29 feet; thence at right angles south 52 degrees 09'39" east 2.54 feet to a line parallel with and distant southeasterly 178.54 feet measured at right angles from said northwesterly line of lot 3 shown hereinabove as having a bearing of south 37 degrees 50"21" west; thence along last said parallel line north 37 degrees 50'21" east 133.01 feet to a point on the southwesterly line of 3rd Street tunnel easement, 60 feet wide, as shown on said Tract No. 30780, said point hereinafter referred to as Point "A"; thence along said southwesterly line south 52 degrees 18'43" east 5.00 feet; thence south 37 degrees 50'21" west 138.02 feet; thence north 52 degrees 09'39" west 2.54 feet; thence south 37 degrees 50'21" west 162.29 feet to a line parallel with and distant southwesterly 23.70 feet, measured at right angles, from said southwesterly line of lot 3; thence along said parallel line north 52 degrees 09'39" west 181.00 feet to said southwesterly prolongation of the northwesterly line of lot 3; thence northeasterly along said southwesterly prolongation north
                  37 degrees 50'21" east 5.00 feet to the point of beginning.

                  Said Parcel A lying above an elevation of 290.00 feet and lying below an elevation of 320.00 feet.

                  PARCEL B

                  Beginning at hereinbefore mentioned Point "A"; thence along the northeasterly prolongation of that certain course hereinabove described in Parcel A as having a bearing and distance of "north 37 degrees 50'21" east 133.01 feet" north 37 degrees 50'21" east 60.00 feet to a point on the northeasterly line of said 3rd Street tunnel easement, said point hereinafter referred to as Point "B"; thence along said northeasterly line south 52 degrees 18'43" east 5.00 feet; thence south 37 degrees 50'21" west 60.00 feet to hereinbefore mentioned southwesterly line of 3rd Street tunnel easement; thence along said southwesterly line north 52 degrees 18'43" west 5.00 feet to the point of beginning.

                  Said Parcel B lying above an elevation of 290.00 feet and lying below an elevation of 301.00 feet.

                  PARCEL C

                  Beginning at hereinbefore mentioned Point "B"; thence along the northeasterly prolongation of that certain course hereinabove described in Parcel A as having a bearing and distance of "north 37 degrees 50'21" east 133.01 feet" north 37 degrees 50'2l" east 341.24 feet to a line parallel to and distant southwesterly 3.00 feet, measured at right angles, from the southwesterly line of General Thaddeus Kosciuszko Way, 60 feet wide, as shown on said Street Vacation maps on sheets 6 and 7 of 7 in volume 23, page 68; thence along said parallel line north 52 degrees 13'52" west 169.58 feet to a point in a curve concave to the south having a radius of 20.00 feet to which a radial line bears north 5 degrees 58'50" east, said curve being a course in said southwesterly line of General Thaddeus Kosciuszko Way; thence easterly along said curve through a central angle of 31 degrees 47'18" an arc distance of 11.10 feet; thence continuing along said southwesterly line of General Thaddeus Kosciuszko Way and tangent to said curve south 52 degrees 13'52" east 161.05 feet; thence south 37 degrees 50'21" west 188.00 feet; thence south
                  52 degrees 09'39" east 3.00 feet; thence south 37 degrees 50'21" west 156.23 feet to hereinbefore mentioned northeasterly line of 3rd Street tunnel easement; thence along said northeasterly line north 52 degrees 18'43" west 5.00 feet to the point of beginning.

                  Said Parcel C lying above an elevation of 290.00 feet and lying below an elevation of 320.00 feet.

                  The Phase 1A Tenant has the right to install, use, maintain, repair, replace and remove underground footings for the purpose of supporting the Phase 1A building improvements, and to such temporary access easements as shall be necessary for such installation, use, maintenance, repair, replacement and removal of said underground footings.

Easement No. 9 - (North driveway easement)

                  A non-exclusive driveway easement for vehicular ingress and egress within that portion of General Thaddeus Kosciuszko Way as shown and dedicated on the map of Tract No. 30780, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in

Book 912 pages 39 to 45 inclusive of maps, in the Office of the County Recorder of said County, said portion vacated per City of Los Angeles Resolution to Vacate No. 82-01653 recorded September 16, 1982 as Document No. 82-943159 in official records of said County and as delineated on street vacation maps on sheets 6 and 7 of 7 in volume 23, page 68, said portion described as follows:

                  Beginning at the intersection of the southwesterly line of said General Thaddeus Kosciuszko Way, 60 feet wide, as shown on said street vacation maps, with a line parallel with and distant southeasterly 178.54 feet, measured at right angles, from the northeasterly prolongation of the northwesterly line of lot 3 of said Tract No. 30780, said northwesterly line shown thereon as having a bearing of north 37 degrees 50'12" east (north 37 degrees 50'21" east for the purpose of this description); thence along said parallel line south 37 degrees 50'21" west 3.00 feet to a line parallel to and distant southwesterly 3.00 feet, measured at right angles, from said southwesterly line of General Thaddeus Kosciuszko Way; thence along last said parallel line north 52 degrees 13'52" west 46.50 feet; thence leaving said parallel line north 37 degrees 50'21" east 3.00 feet to said southwesterly line of General Thaddeus Kosciuszko Way; thence along said southwesterly line south 52 degrees 13'52" east 46.50 feet to the point of beginning.

                  Tenant under this Lease has the right and, subject to the terms of this Lease, shall during the term of this Lease, operate, repair and maintain the aforementioned easement as long as the easement shall solely be used for the benefit of the Phase 1A or until such earlier time as the easement may be adjusted as set forth below.

                  The aforementioned easement may be adjusted by the Developer of a future Phase or future Phases, in such a manner and to such location as shall be approved by The Community Redevelopment Agency of the City of Los Angeles, California and the appropriate governmental authorities. At such time, such future Phase Developer shall execute and deliver to the Tenant of the Phase 1A Lease an instrument appropriately acknowledged conveying to such Tenant such adjusted easement under the same terms and conditions as contained herein except for location, as an appurtenance to the Phase 1A Lease and thereupon such non-exclusive driveway easement granted herein shall terminate. Upon such adjustment the future Phase Developer of the said future Phase, at its own cost, shall be responsible for constructing all improvements in connection with the adjusted easement and shall operate, repair and maintain said adjusted easement.

                  The Developer of any future Phase may temporarily close the easement for such period as said future Phase Developers may, in their sole discretion, require for the construction of the improvements and adjusted easement on such future Phase.

                  This easement may be transferred by the Tenant of Phase 1A to any future Phase Developer, Owner or Tenant having an interest in the use of said easement in connection with said future Phase.

                  Also excepting from all of the above described land, all oil, gas, and other mineral substances, together with the right to extract such substances, provided that the surface opening of a well, hole, shaft or other means of reaching or moving such substances shall not be located within the Bunker Hill Urban Renewal Project areas, as recorded in book M-335 page 106, Official Records, and shall not penetrate any part or portion of said project area within 500 feet of the surface thereof, as reserved in various Deeds of Record, among them being the Deed recorded May 20, 1966, in book D-3311 page 794, Official Records.

                                   EXHIBIT B
                               TO PHASE 1A LEASE
                         DESCRIPTION OF MUSEUM AIRSPACE

                  The following is a description of how the Museum Airspace will be measured. This exhibit will be replaced by a legal description approved by MOCA and Developer pursuant to the Agreement for Construction of Museum Airspace ("Agreement") or if there be no agreement then by the CRA as provided in the Agreement after final approval of the Museum design and location and when final dimensions are available.

1. The lowest floor plane of the Museum Airspace is to be measured to the top surface of the supporting structural element.

2. Any projection below the lowest floor plane, such as an elevator pit, will be measured to the top surface of the structural slab supporting the elevator pit and to the exterior surface of the enclosing walls.

3. The demising vertical walls are to be measured to the outside surface (the cost of building the demising wall is to be included in the Museum cost).

4. Any vertical structural elements supporting part of the California Center project are to be excluded from the Museum Airspace.

5. The upper-limit surface of any part of the Museum Airspace, located under the Grand Avenue Plaza level, but which is not under the part of the Museum Airspace extending above the Plaza, shall be measured to the under-side surface of the structural support members.

6. The Museum Airspace projecting above the Grand Avenue Plaza shall be measured to the outside surface of the walls of a Museum Building and the horizontal uppermost plane will be determined by the top surface of the main building element (skylight or parapet) of each Museum Building.

7. The Museum Airspace located above the plaza level, and between the Museum (above plaza) Buildings, will be measured as follows:

         a. The uppermost horizontal plane to be in line with the horizontal plane of the lowest building roof element (i.e.: parapet).

         b. On the west side of the Museum Airspace the west vertical plane will be measured to a plane in line with the most westerly exterior building surface of any Museum Building which does not extend beyond the easterly boundary of upper Grand Avenue (and to a similar plane to the north and south limits of the Museum Airspace).

         c. The easterly limits of the Museum Airspace above Grand Avenue Plaza shall follow a course commencing at the intersection of the plane of the northernmost face and the plane of the easterly face of the most northern Museum Building; thence south along the plane of the east face of said building to its intersection with a plane of the south face of said building; thence east or west along said plane until its intersection with the plane of the east face of the next southerly Museum component; thence south along said line to its intersection with the plane of the north face of the next southerly Museum component; thence east or west along said line until its intersection with the plane of the east line of the next southerly Museum component; thence south along said line until the plane of the north face of the next southerly Museum component; thence east or west along said lines. Said easterly limit shall continue in a like manner until the plane of the east face of the southernmost Museum Building intersects with the plane of the southernmost face of said building.

                                    EXHIBIT C
                                TO PHASE 1A LEASE

                            APPROVED TITLE EXCEPTIONS

         1.       TAXES

                  General and special County and City taxes for the fiscal year 1983-1984, a lien not yet due and payable.

         2.       RESTRICTIONS

                  Covenants, conditions and restrictions, omitting restrictions herein, if any, based on race, color, religion or national origin, as contained in instrument recorded May 27, 1965 in Book M 1874, Page 320, Official Records.

                  Said covenants, conditions and restrictions provide that a violation thereof shall not defeat nor render invalid the lien of any mortgage or deed of trust made in good faith and for value.

                  Said covenants, conditions and restrictions, omitting restrictions herein, if any, based on race, color, religion or national origin, were purportedly modified by instrument recorded February 26, 1969 in Book M3127, Page 474, Official Records.

                  Said matter affects this and other property.

         3.       EASEMENT

                  A subsurface easement for public street purposes over that portion of said land within 3rd Street, 60 feet wide, as shown and dedicated by the map of Beaudry Tract, as per map recorded in Book 1, Page 402 of Miscellaneous Records, the Ordinance No. 148682 of the City of Los Angeles recorded August 24, 1976 as Document No. 3882 and more particularly defined on Sheet 2 of the map of Tract 30780, as shown on ALTA Survey.

                  The covenants, conditions and restrictions imposed for the protection of the 3rd Street tunnel by Tract No. 30780 were Quitclaimed by authority of the City Council of Los Angeles by deed dated August 18, 1982 which recorded August 19, 1982 as Instrument No. 82-837833, Official Records, and re-recorded December 17, 1982 as Instrument No. 82-1266219, Official Records.

                  Said easement affects Lots 2 and 3 of Parcel 16 (Parcels S and
T).

         4.       EASEMENT

                  An easement affecting the portion of said land and for the purposes stated herein and incidental purposes shown or dedicated by the map of

                  Subdivision:                          Tract 30780, per Book 1,
                                                        page 402, Misc. Records

                  In favor of:                          the City of Los Angeles

                  For:                                  street

                  Affects: that portion as delineated on the map of said Tract 30780 above the plane as detailed on
                                                        Sheet 4 of said map as
                                                        shown on ALTA Survey.

                  Said easement affects those portions of Lots 2, 3 & 4 shown in Parcels 14 and 16 (Parcels S, T and U).

         5.       COVENANT AND AGREEMENT

                  A covenant and agreement, omitting restrictions herein, if any, based on race, color, religion or national origin, recorded July 7, 1982 as Instrument No. 82-684734, Official Records.

                  Executed by:                          The Community
                                                        Redevelopment Agency of
                                                        the City of Los Angeles

                  In favor of:                          City of Los Angeles

                  Which, among other things, provides:

                  The undersigned hereby certify that (I am) (we are) the owners of the hereinafter legally described real property located in the City of Los Angeles, State of California, described as follows:

                  Lot 2, 3 and 4, Tract No. 30780 as per map recorded in Book 912 Pages 39 to 45 inclusive of Maps in the office of the County Recorder of Los Angeles County.

                  Lot 2, Tract No. 28761, as per map recorded in Book 926 Pages 5 to 8 inclusive of Maps, in the office of the County Recorder of Los Angeles County.

                  Lot 5, Tract No. 30781, as per map recorded in Book 877 Pages 8 to 12 inclusive of Maps, in the office of the County Recorder of Los Angeles County.

                  The undersigned hereby covenant and agree to and with said City of Los Angeles to submit four copies of a plot plan over the above described property, to the Fire Department for approval and review, prior to the issuance of building permits.

                  This covenant and agreement shall run with the land and shall be binding upon ourselves, any future owners, encumbrancers, their successors, heirs or assignees and shall continue in effect, unless otherwise released by authority of the Fire Department, Department of the City of Los Angeles. It should be noted that building permits can be issued in phases pursuant to approval of plans by the Fire Department.

         6.       SURVEY

                  Any rights, interests or claims which may exist or arise by reason of the following facts shown by a survey and inspections of the "street portions" shown on the ALTA Survey:

                  A. The fact that 2 concrete covers and a chain link fence are along the Southwest portion of General Thaddeus Kosciuszko Way.

                  B. The fact that electrolier, traffic signal box, concrete cover, sign, concrete cover, catch basin, asphalt over gutter, curb and gutter, concrete cover, fire hydrant, sign, electrolier, concrete box, all within 3rd Place between Olive and Grand.

                  C.       The ALTA Survey discloses the following:

                  1 through 4 affects Lot 2 of Parcel 16.

                           1)       A chain link fence.

                           2)       A chain link fence.

                           3)       Two gate posts.

                           4)       Bridge edge on line.

                  5 through 8 affects Lot 3 of Parcel 16.

                           5)       Two gate posts.

                           6)       A chain link fence.

                           7)       A sign.

                           8)       A drain.

                                    EXHIBIT D
                                TO PHASE 1A LEASE
                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT

                  THIS NON-DISTURBANCE AND ATTORNMENT AGREEMENT ("Agreement") dated the __________ day of _________, 1981 between THE COMMUNITY REDEVELOPMENT AGENCY OF THE CITY OF LOS ANGELES, CALIFORNIA, a public body corporate and politic (which, together with any successor public body or officer hereafter designated by or pursuant to law is hereinafter called "Ground Lessor") established pursuant to Chapter 2 of the Community Redevelopment Law of the State of California, and having its office at Suite 800, 354 South Spring Street, Los Angeles, California 90013 and ____________________________ , a
_____________________ (hereinafter referred to as "Tenant"),

                                   WITNESSETH:

                  WHEREAS, Tenant has entered into a lease with BUNKER HILL ASSOCIATES, (hereinafter referred to as "Landlord") dated the ________ of _________, 1981 (hereinafter referred to as the "Lease") leasing to Tenant certain premises (hereinafter the "Premises") comprising the _______ floors in the Building at ______________________________________, Los Angeles, California,
said premises being a portion of the property ("Site") more particularly described in Exhibit A attached hereto and incorporated herein, and

                  WHEREAS, Ground Lessor has entered into a Ground Lease (the "Ground Lease") of the Site to Lessor, and

                  WHEREAS, Tenant and Ground Lessor desire to confirm their understanding with respect to the Lease and the Deed of Trust.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, Ground Lessor and Tenant hereby agree and covenant as follows:

         (1) So long as Tenant is not in default in the performance of any of the terms, covenants or conditions of the Lease on Tenant's part to be performed and so long as Tenant has not prepaid the rent under the Lease except two months in advance of the current month as provided by the terms of the Lease, then (a) Ground Lessor will not join Tenant under the Lease in any action or proceeding for the purpose of terminating Tenant's interest and estate under the Lease

                                   EXHIBIT D
                  because of any default under the Ground Lease, and (b) Ground Lessor will not disturb the use and occupancy of Tenant under the Lease.

         (2)      Tenant agrees that:

                  (a) Ground Lessor shall not be liable for any act or omission of any prior lessor (including Landlord); and

                  (b) Ground Lessor shall not be subject to any offsets or defenses which Tenant might have against any prior lessor (including Landlord); and

                  (c) Ground Lessor shall not be bound by any prepayment of rent or additional rent which Tenant might have paid for more than the current month to any prior lessor (including Landlord); and

                  (d) Ground Lessor shall be discharged from all responsibility for any security deposits which were paid by Tenant to any prior lessor (including Landlord) and which were not received by Ground Lessor.

         (3) If the Ground Lease shall be terminated for any reason whatsoever, the Tenant shall attorn to the Ground Lessor or, if a new ground lease shall be entered into under Section 22.4 of the Ground Lease, to the holder of the leasehold estate under the said new ground lease and its successors and assigns. Nothing herein shall cause the tenant to be obligated or entitled to attorn to and pay its rent under the Lease to Ground Lessor when any Mortgagee or any purchaser at foreclosure or trustee's sale or transferee of the leasehold estate under the Ground Lease or their respective successors and assigns is entitled to receive, under its loan documents or by a non-disturbance and attornment agreement or otherwise, the attornment of Tenant or the payment of rent under the Lease, as the case may be, and Ground Lessor's rights hereunder are expressly subordinated to the rights of such Mortgagee, purchaser, transferee, successor and assign to receive such attornment and such rental.

         (4) This Agreement may not be modified orally or in any other manner than by an agreement in writing

                                    EXHIBIT D
                  signed by the parties hereto or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                                     THE COMMUNITY REDEVELOPMENT
                                                     AGENCY OF THE CITY OF LOS
                                                     ANGELES, CALIFORNIA

                                                                   Ground Lessor

                                                     By: _______________________

                                                     Title: ____________________

                                                                          Tenant
                                                     ___________________________

                                                     By: _______________________

                                                     Title: ____________________

                  The Landlord, Bunker Hill Associates, hereby approves the provisions of this Agreement.

                                                     BUNKER HILL ASSOCIATES

                                                                        Landlord

                                                     By: _______________________

                                                     Title: ____________________

                                    EXHIBIT D

STATE OF CALIFORNIA    )
                       ) SS.
COUNTY OF LOS ANGELES  )

                  On                                  , before me, the
undersigned, a Notary Public in and for said State, personally appeared ______________________, known to me to be the_______________ of THE COMMUNITY
REDEVELOPMENT AGENCY OF THE CITY OF LOS ANGELES, CALIFORNIA, the corporation that executed the within Instrument, known to me to be the person who executed the within Instrument on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

                  WITNESS my hand and official seal.

                                                      __________________________
                                                              (Signature)
[SEAL]

STATE OF ____________  )
                       ) SS.
COUNTY OF ___________  )

                  On                                 , before me, the
undersigned, a Notary Public in and for said State, personally appeared_________________, known to me to be the_____________________ of
______________________, the corporation that executed the within Instrument, known to me to be the person who executed the within Instrument on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

                       WITNESS my hand and official seal.

                                                      __________________________
                                                              (Signature)
[SEAL]

                                   EXHIBIT D

                                    EXHIBIT E
                                TO PHASE 1A LEASE
                         NAMES AND ADDRESSES FOR NOTICES

LESSOR:

                                          THE COMMUNITY REDEVELOPMENT AGENCY OF
                                          THE CITY OF LOS ANGELES, CALIFORNIA
                                          354 SOUTH SPRING STREET
                                          SUITE 800
                                          LOS ANGELES, CALIFORNIA 90023
                                          ATTENTION: ADMINISTRATOR

TENANT:

                                          BUNKER HILL ASSOCIATES
                                          333 SOUTH GRAND AVENUE
                                          SUITE 4450
                                          LOS ANGELES, CALIFORNIA  90071
                                          ATTENTION: GENERAL MANAGER

                                          WITH COPIES TO:

                                          CALIFORNIA PLAZA ASSOCIATES
                                          c/o CADILLAC FAIRVIEW/CALIFORNIA, INC.
                                          1800 AVENUE OF THE STARS
                                          SUITE 730
                                          LOS ANGELES, CALIFORNIA 90067
                                          ATTENTION: Martin Seaton

                                          METROPOLITAN STRUCTURES
                                          333 SOUTH GRAND AVENUE
                                          SUITE 4450
                                          LOS ANGELES, CALIFORNIA 90071
                                          ATTENTION: William Hatch

                                          METROPOLITAN LIFE INSURANCE COMPANY
                                          REAL ESTATE FINANCING DEPARTMENT
                                          2855 CAMPUS DRIVE
                                          SAN MATEO, CALIFORNIA  94403
                                          ATTENTION:  James Lipscomb, Esq.

                                          METCO PROPERTIES
                                          111 EAST WACKER DRIVE
                                          SUITE 1200
                                          CHICAGO, ILLINOIS  60601
                                          ATTENTION: Harold Jensen

                                   85-1102425

Recording Requested by and                             Fee $27.00 [ILLEGIBLE]
when recorded mail to:

GIBSON, DUNN & CRUTCHER
Attention: Russell L. Johnson, Esq.
333 South Grand Avenue
Los Angeles, California 90071

                                                      [STAMP]
                                DOCUMENTARY TRANSFER TAX $None
                                ____COMPUTED ON FULL VALUE OF PROPERTY CONVEYED
                                ____OR COMPUTED ON FULL VALUE LESS LIENS AND
                                    ENCUMBRANCES REMAINING AT TIME OF SALE

                                /s/ Melvin Earle TO-TICOR
                                -----------------------------------------------
                                SIGNATURE OF DECLARANT OR AGENT DETERMINING TAX, FIRM NAME

                                D.T.T. PAID ON DOC. #83-9919993 ON 8-26-1983



                  FIRST AMENDMENT OF LEASE OF PHASE 1A

                  This First Amendment of Lease is dated as of September 13, 1985 by and between THE COMMUNITY REDEVELOPMENT AGENCY OF THE CITY OF LOS ANGELES, CALIFORNIA, a public body corporate and politic, as Lessor, and BUNKER HILL ASSOCIATES, a general partnership, as Tenant.

                                    RECITALS

                  A. The Community Redevelopment Agency of the City of Los Angeles, California and Bunker Hill Associates executed a Lease of Phase 1A dated August 26, 1983 and recorded August 26, 1983, as Instrument No. 83-991993 in the Official Records of Los Angeles County, California (the "Lease").

                  B. The parties hereto desire to amend the Lease to include in the legal description thereof (i) a strip of land one foot wide, as described in Exhibit A hereto and (ii) an East Walkway Easement as described in Exhibit B attached hereto.

                                    [STAMP]
                          RECORDED IN OFFICIAL RECORDS
                                RECORDER'S OFFICE
                               LOS ANGELES COUNTY,
                                   CALIFORNIA
                           1 MIN. 10 A.M. SEP 23 1985
                             PAST.

Recording Requested by and
when recorded mail to:

GIBSON, DUNN & CRUTCHER
Attention: Russell L. Johnson, Esq.
333 South Grand Avenue
Los Angeles, California 90071

                      FIRST AMENDMENT OF LEASE OF PHASE 1A

                  This First Amendment of Lease is dated as of September 13, 1985 by and between THE COMMUNITY REDEVELOPMENT AGENCY OF THE CITY OF LOS ANGELES, CALIFORNIA, a public body corporate and politic, as Lessor, and BUNKER HILL ASSOCIATES, a general partnership, as Tenant.

                                    RECITALS

                  A. The Community Redevelopment Agency of the City of Los Angeles, California and Bunker Hill Associates executed a Lease of Phase 1A dated August 26, 1983 and recorded August 26, 1983, as Instrument No. 83-991993 in the Official Records of Los Angeles County, California (the "Lease").

                  B. The parties hereto desire to amend the Lease to include in the legal description thereof (i) a strip of land one foot wide, as described in Exhibit A hereto and (ii) an East Walkway Easement as described in Exhibit B attached hereto.

                  NOW, THEREFORE, the parties hereto hereby agree that the Lease is amended as follows:

                  1. Upon the conditions, limitations, covenants and agreements set forth in the Lease, Lessor hereby leases to Tenant and Tenant hereby leases from Lessor as an additional part of Phase 1A the land described in Exhibit A hereto, which land described in Exhibit A hereto shall be inserted as "Parcel 2A" in the legal description contained in Exhibit A-2 to the Lease, immediately after the description of Parcel 2 on Page 4 of Exhibit A-2.

                  2. Upon the conditions, limitations, covenants and agreements set forth in the Lease, Lessor hereby leases to Tenant and Tenant hereby leases from Lessor as an additional part of Phase 1A the easement described in Exhibit B hereto, which easement described as Exhibit B hereto shall be inserted as "Easement No. 10" of Exhibit A-2 to the Lease, immediately preceding the last paragraph of Exhibit A-2 at page 35 which states:

                           "Also excepting from all of the above-described land,
                  all oil, gas, and other mineral substances, together with the right to extract such substances, provided that the surface opening of a well, hole, shaft or other means of reaching or moving such substances shall not be located within the Bunker Hill Urban Renewal Project areas, as recorded in book M-335 page 106, Official Records, and shall not penetrate any part or portion of said project area within 500 feet of the surface thereof, as reserved in various Deeds of Record, among them being the Deed recorded May 20, 1966, in book D-3311 page 794, Official Records."

                  3. In all other respects, including the amount of Rent payable under the Lease, the Lease is ratified and confirmed. This First Amendment of Lease is executed and delivered in and shall be governed and construed under the laws of the State of California.

                  4. Notwithstanding anything in the Lease or this Amendment to the contrary, the liability of Tenant under the Lease, as amended, shall be limited solely to the interest of Tenant in Phase 1A, subject to the proviso contained in the first sentence of Article 43 of the Lease. Except as provided in said proviso, no partner of Tenant, nor any such partner's separate property shall be personally liable for any claim arising out of or related to the Lease, as amended. A deficit capital account of a partner in Tenant shall not be deemed to be an interest of Tenant or any asset or property of Tenant. Further, the liability of Metropolitan Structures to the extent arising out of or related to the Lease, as amended, is limited solely to the assets and properties of Metropolitan Structures. No partner of Metropolitan Structures nor any such partner's separate property, shall be personally liable for any claim arising out of or related to the Lease. A deficit capital account of a partner of Metropolitan Structures shall not be deemed an asset or property of Metropolitan Structures.

                  5.       This First Amendment of Lease shall be
binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto and is not and shall not be for the benefit of any third parties other than such successors and assigns. This First Amendment of Lease may be executed in any number of counterparts, each of which is an original, but all of which shall constitute one instrument.

                  IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Lease as of the day and year first written above.

                             "Lessor"

                                    THE COMMUNITY REDEVELOPMENT AGENCY OF
                                    THE CITY OF LOS ANGELES, CALIFORNIA

                                    By: /s/ Edward Helfeld
                                        ------------------

Approved:

/s/ Herbert M. Weiser
---------------------
Herbert M. Weiser,
General Counsel

                            "Tenant"

                                     BUNKER HILL ASSOCIATES,
                                     a California general partnership

                                     By   California Plaza Associates,
                                          a California limited partnership,
                                          General Partner

                                          By Cadillac Fairview/California, Inc.
                                             a California corporation,
                                             it sole general partner

                                             By: /s/ Martin Seaton
                                             -------------------------
                                             Pres.

                                     By   Metropolitan Structures,
                                          an Illinois general partnership,
                                          General Partner

                                          By  Metco Properties,
                                              an Illinois limited partnership,
                                              its general partner

                                              By: /s/ Benjamin A. Levis
                                                  ---------------------
                                                 A General Partner

STATE OF CALIFORNIA      )
                         )  ss:
COUNTY OF LOS ANGELES    )

                  On September 11, 1985, before me, the undersigned, a Notary Public in and for said State, personally appeared Edward Helfeld, known to me to be the Administrator of THE COMMUNITY REDEVELOPMENT AGENCY of the City of Los Angeles, California, a body corporate and politic, and known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument on behalf of The Community Redevelopment Agency of the City of Los Angeles, California and acknowledged to me that such Agency executed the within instrument pursuant to its bylaws or a resolution of its Members of the Board of said Agency.

                  Witness my hand and official seal.

                                                          /s/  Alice Marie Lowe
                                                          ---------------------
                                                               Notary Public
(SEAL)

STATE OF CALIFORNIA        )
                           ) ss:
COUNTY OF LOS ANGELES      )

                  On September 10, 1985, before me, the undersigned a Notary Public in and for said State, personally appeared Martin Seaton, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the President of CADILLAC FAIRVIEW/CALIFORNIA, INC., a California corporation, the corporation that executed the within instrument as general partner of CALIFORNIA PLAZA ASSOCIATES, a California limited partnership, the partnership that executed the within instrument as a general partner of BUNKER HILL ASSOCIATES, the partnership that executed the within instrument, and acknowledged to me that such corporation executed the same as such general partner of a partnership which is general partner of such partnership, and that such partnership executed the same.

              WITNESS my hand and official seal.

                                                             /s/ Joanne J. Smith
                                                             -------------------
                                                                 Notary Public

(SEAL)

STATE OF ILLINOIS     )
                      ) ss:
COUNTY OF COOK        )

                  On 9/9, 1985, before me, the undersigned, a Notary Public in and for said State, personally appeared Benjamin A. Levis, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as a general partner of METCO PROPERTIES, an Illinois limited partnership that executed the within instrument as one of the general partners of METROPOLITAN STRUCTURES, an Illinois general partnership, the partnership that executed the within instrument as a general partner of BUNKER HILL ASSOCIATES, a California general partnership, the partnership that executed the within instrument and acknowledged to me that such partnership executed the same as such general partner of a partnership which is general partner of such partnership and that such partnership executed the same.

                  WITNESS my hand and official seal.

                                                               /s/ [ILLEGIBLE]
                                                               ---------------
                                                                 Notary Public

(SEAL)

                                    EXHIBIT A

                  That property in the City of Los Angeles, County of Los Angeles, State of California, described as follows:

                  The fee simple absolute of those portions of the real property lying within Grand Avenue, 84 feet wide, and General Thaddeus Kosciuszko Way, 40 feet wide, as shown on the map of Tract No. 30780, recorded in Book 912, pages 39 to 45, inclusive, of Maps, in the Office of the County Recorder of Los Angeles County, lying below a horizontal plane at elevation 369.5 feet based on National Geodetic Vertical Datum of 1929, included within a strip of land, one-foot wide, lying contiguous to and northerly and northwesterly of the following described line:

                  Beginning at the intersection of the northwesterly prolongation of a line parallel with and distant 2.15 feet southwesterly of the northeasterly straight line of said Lot 2 with the curved northerly line of said lot; thence westerly and southwesterly along said curved line to the straight northwesterly line of said lot; thence southwesterly along said northwesterly line and its southwesterly prolongation to its intersection with a line parallel with and distant 21.3 feet northeasterly of the center line of 3rd Place, 80 feet wide, as said street is shown on said map.

                  Excepting therefrom that portion lying northeasterly of said first mentioned parallel line.

                                   Exhibit B

                    Easement No. 10-(East Walkway Easement)

                  A NON-EXCLUSIVE EASEMENT (1) TO ERECT, MAINTAIN AND USE A PLAZA AND GUARDRAILS, (2) TO ERECT, MAINTAIN AND USE WALKWAYS FOR PEDESTRIAN INGRESS AND EGRESS, (3) FOR THE PURPOSE OF MEETING THE REQUIREMENTS OF ALL CODES APPLICABLE TO THE IMPROVEMENTS LOCATED ON PHASE 1A, (4) FOR FOOTINGS, PILES AND SUPPORTS FOR CONSTRUCTION PURPOSES, AND (5) FOR ANY PURPOSES RELATED TO THE ABOVE. SUCH EASEMENT SHALL BE LOCATED ON THOSE PORTIONS OF LOTS 2 AND 3 OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 TO 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND PORTIONS OF GENERAL THADDEUS KOSCIUSZKO WAY AND 3RD PLACE AS SHOWN AND DEDICATED ON THE MAP OF SAID TRACT NO. 30780, SAID PORTIONS VACATED PER CITY OF LOS ANGELES RESOLUTION TO VACATE NO. 82-943159 IN OFFICIAL RECORDS OF SAID COUNTY AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 3, 6, AND 7 OF 7 IN VOLUME 23, PAGE 68, DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF A LINE PARALLEL WITH AND DISTANT SOUTHWESTERLY
18.70 FEET, MEASURED AT RIGHT ANGLES, FROM THE NORTHWESTERLY PROLONGATION OF THE SOUTHWESTERLY LINE OF SAID LOT 3 OF TRACT NO. 30780, WITH

THE SOUTHWESTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF SAID LOT 3 OF TRACT NO. 30780, SAID NORTHWESTERLY LINE SHOWN THEREON AS HAVING A BEARING OF NORTH 37 50'12" EAST (NORTH 37 50'21" EAST FOR THE PURPOSE OF THIS DESCRIPTION); THENCE ALONG SAID PARALLEL LINE SOUTH 52 09'39" EAST 176.00 FEET TO A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 176.00 FEET, MEASURED AT RIGHT ANGLES, FROM SAID NORTHWESTERLY LINE OF LOT 3 AND ITS SOUTHWESTERLY PROLONGATION, SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE ALONG LAST SAID PARALLEL LINE NORTH 37 50'21" EAST 162.29 FEET; THENCE AT RIGHT ANGLES SOUTH 52 09'39" EAST 2.54 FEET TO A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 178.54 FEET, MEASURED AT RIGHT ANGLES, FROM SAID NORTHWESTERLY LINE OF LOT 3 AND ITS NORTHEASTERLY PROLONGATION; THENCE ALONG LAST SAID PARALLEL LINE NORTH 37 50'21" EAST 534.25 FEET TO A LINE PARALLEL WITH AND DISTANT SOUTHWESTERLY 3.00 FEET, MEASURED AT RIGHT ANGLES, FROM THE SOUTHWESTERLY LINE OF GENERAL THADDEUS KOSCIUSZKO WAY, 60 FEET WIDE, AS SHOWN ON SAID STREET VACATION MAPS ON SHEETS 6 AND 7 OF 7 IN VOLUME 23, PAGE 68; THENCE ALONG SAID PARALLEL LINE SOUTH 52 13'52" EAST 2.00 FEET TO A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 180.54 FEET, MEASURED AT RIGHT ANGLES FROM SAID NORTHWESTERLY LINE OF LOT 3 AND ITS NORTHEASTERLY PROLONGATION THEREOF; THENCE ALONG LAST SAID PARALLEL LINE SOUTH 37 50'21" WEST
696.54 FEET TO A LINE

PARALLEL WITH AND DISTANT SOUTHWESTERLY 18.70 FEET, MEASURED AT RIGHT ANGLES FROM THE SOUTHWESTERLY LINE OF SAID LOT 3 AND ITS SOUTHEASTERLY PROLONGATION THEREOF; THENCE ALONG LAST SAID PARALLEL LINE NORTH 52 09'39" WEST 4.54 FEET TO THE TRUE POINT OF BEGINNING.

                                                              [STAMP]
Recording Requested by and                          RECORDED IN OFFICIAL RECORDS
when recorded mail to:                                    RECORDER'S OFFICE
                                                         LOS ANGELES COUNTY
GIBSON, DUNN & CRUTCHER                                      CALIFORNIA
Attention: Lesley S. Wolf, Esq.                          MIN.
333 South Grand Avenue                                21 PAST 4 P.M. FEB 13 1990
Los Angeles, California 90071

                                                                    FEE $79.00 L

                SECOND AMENDMENT OF LEASE OF PHASE 1A

         This Second Amendment of Lease is dated as of December 29, 1989 by and between THE COMMUNITY REDEVELOPMENT AGENCY OF THE CITY OF LOS ANGELES, CALIFORNIA, a public body corporate and politic, as Lessor, and GRAND AVENUE ASSOCIATES, a California joint venture, as Tenant.

                                    RECITALS

         A. The Community Redevelopment Agency of the City of Los Angeles, California and Bunker Hill Associates, a California general partnership ("BHA") executed a Lease of Phase 1A dated August 26, 1983 and recorded on August 26, 1983, as Instrument No. 83-991993 in the Official Records of Los Angeles County, California (the "Lease").

         B. The Lease was amended by a First Amendment of Lease of Phase 1A dated as of September 13, 1985 by and between Lessor and BHA, recorded on September 23, 1985, as Instrument No. 85-1102425 in the Official Records of Los Angeles County, California (the "First Amendment") (the

Lease, as amended by the First Amendment, being referred to as the "Lease").

         C. As of September 20, 1985, BHA contributed its interest in the Lease as Tenant to Grand Avenue Associates, in which entity BHA is a joint venture partner, pursuant to that certain Grant Deed of Improvements and Assignment of Leasehold and REA recorded on September 23, 1985 as Instrument No. 85-1102431 in the Official Records of Los Angeles County, California.

         D. The parties hereto desire to further amend the Lease to include certain agreements reached between the Lessor and Tenant.

         NOW, THEREFORE, the parties hereto hereby agree that the Lease is amended as follows:

         1.       A new Section 7.2 is hereby added to the Lease as follows:

                  7.2 Complete Operating Plan. Developer has submitted to Agency the Complete Operating Plan, attached hereto as Exhibit F which sets forth a plan and budget for performance projects at California Plaza, including without limitation, performance projects to take place in the Central Performance Plaza. Developer has also submitted a revised budget attached hereto as Exhibit G and incorporated herein by this reference. The Complete Operating Plan, together with the revised budget, shall hereinafter be collectively referred to as the Complete Operating Plan. Developer has agreed to submit for Agency approval a detailed cultural program, scheduling and budget breakdown information within nine months of hiring an artistic director for the Central Performance Plaza, but in no event later than September 30, 1990, which shall supplement the Complete Operating Plan. The budget amounts set forth in the Exhibit G shall not be subject to further Agency approval.

                  The budget set forth in the Complete Operating Plan provides for contributions from the Phase 1B, 2B, and 3B commercial tenants, however the REA does not give these commercial tenants a right to vote upon the implementation of the Complete Operating Plan, nor does it require their contribution to the funding of the Plan. Accordingly, the funding set forth in the Plan's budget to be received from the Phase 1B, 2B and 3B commercial tenants shall be allocated among Phases 1A, 2A, 2C and 3A pursuant to the REA.

                  Tenant shall cause the Operator under the REA to implement the Complete Operating Plan including, without limitation, the provision of the in-kind services set forth in the Plan as part of the General Rules and Regulations under Section 1.5 of the REA, or in such other manner as may be appropriate. The Complete Operating Plan may not be significantly amended, modified nor may the Complete Operating Plan be suspended without the prior written approval of the Lessor.

                  Tenant shall also cause the Operator, during the first five years of the operation of the Complete Operating Plan, to meet annually with the Agency Administrator to discuss programming and scheduling for the following year. Thereafter and while the Central Performance Plaza is in operation such meetings shall take place once every five years.

         2. Section 23.1 entitled "Mortgages" shall be amended so that the first sentence is hereby deleted and replaced with the following:

         Except as permitted in Article 11 hereof, Tenant's interest in this Lease may be encumbered only by a Mortgage or Mortgages. Prior to the creation of an Initial Mortgage, Tenant shall have the unlimited right to encumber its interest by a Mortgage or Mortgages on this Lease and on the Improvements on the leasehold created by this Lease.

         3. Section 23.4 entitled "Refinancing" shall be amended so that the following words hereby shall be added at the beginning of the second sentence: "From time to time after the creation of an Initial Mortgage, . . ."

         4. Exhibits F and G, attached hereto, shall hereafter be part of the Lease.

         5. In all other respects, including the amount of Rent payable under the Lease, the Lease is ratified and confirmed. This Second Amendment of Lease is executed and delivered in and shall be governed and construed under the laws of the State of California.

         6. Notwithstanding anything in the Lease or this Amendment to the contrary, the liability of Tenant under the Lease, as amended, shall be limited solely to the interest of Tenant in Phase 1A, subject to the proviso contained in the first sentence of Article 43 of the Lease. Except as provided in said proviso, no partner in Tenant, nor any such partner's separate property or estate shall be personally liable for any claim arising out of or related to the Lease, as amended. A deficit capital account of a partner in Tenant shall not be deemed to be a liability of such partner or an asset or property of Tenant. Further, the liability, if any, of Metropolitan Structures to the extent arising out of or related to the Lease, as amended, is limited solely to the assets and properties of Metropolitan Structures. No partner in Metropolitan Structures nor any such partner's separate property or estate, shall be personally liable for any claim arising out of or related to the Lease. A deficit capital account of a partner of Metropolitan Structures shall not be deemed a liability of such partner or an asset or property of Metropolitan Structures.

         7. This Second Amendment of Lease shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto and is not and shall not be for the benefit of any third parties other than such successors and assigns. This Second Amendment of Lease may be executed in any number of counterparts, each of which is an original, but all of which shall constitute one instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment of Lease as of the day and year first written above.

         "Lessor"

                  THE COMMUNITY REDEVELOPMENT AGENCY OF THE CITY OF LOS ANGELES, CALIFORNIA
                        CHIEF DEPUTY ADMINISTRATOR

                  By: /s/ Judith Broverman
                      --------------------

Approved as to form:
KANE, BALLMER & BERKMAN

/s/ [ILLEGIBLE]
-----------------------

         "Tenant"

                  GRAND AVENUE ASSOCIATES,
                  a California joint venture

                  By Bunker Hill Associates,
                     a California general partnership,
                     Joint Venturer

                     By California Plaza Associates,
                        a California limited partnership,
                        General Partner

                        By Cadillac Fairview/California,
                           Inc., a California corporation, its
                           sole general partner

                           By: /s/ Antonio A. Bismonte
                               -----------------------
                           Its: Vice President

                           By: /s/ Gary M. Sumers
                               -----------------------
                           Its: VP

                     By Metropolitan Structures,
                        an Illinois general partnership,
                        General Partner

                        By Metco Properties,
                           an Illinois limited partnership, its
                           general partner

                           By: /s/ Alan Levinson
                               -----------------------
                                a General Partner

                        By Metropolitan Life Insurance Company,
                           a New York corporation, Joint
                           Venturer

                           By: /s/ [ILLEGIBLE]
                               -------------------
                           Its: [ILLEGIBLE]

                           By:________________________________________
                           Its:_______________________________________

STATE OF CALIFORNIA        )
                           )    ss:
COUNTY OF LOS ANGELES      )

STATE OF CALIFORNIA
COUNTY OF LOS ANGELES

On this 2nd day of February, 1990, before me, a Notary Public in and for the said State, personally appeared Judith Broverman personally known to me to be the Chief Deputy Administrator of the Community Redevelopment Agency of the City of Los Angeles, California, and that she executed the within instrument on behalf of the Agency, hereinabove named; and acknowledged to me that such Agency executed the within instrument pursuant to its by-laws or a resolution of its Members of the Board of said Agency.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Signature /s/ Alice Marie Lowe                                [SEAL]
          -------------------------

         ALICE MARIE LOWE
-----------------------------------
Notary Public in and for said State

STATE OF ILLINOIS       )
                        )  ss:
COUNTY OF COOK          )


         On January 19, 1990, before me, the undersigned, a Notary Public in and for said State, personally appeared Antonio A. Bismonte and Gary M. Sumers, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the Vice President and Vice President, respectively, of CADILLAC FAIRVIEW/CALIFORNIA, INC., a California corporation, the corporation that executed the within instrument as general partner of CALIFORNIA PLAZA ASSOCIATES, a California limited partnership, the partnership that executed the within instrument as a general partner of BUNKER HILL ASSOCIATES, the partnership that executed the within instrument as a joint venturer in GRAND AVENUE ASSOCIATES, the joint venture that executed the within instrument, and acknowledged to me that such corporation executed the same as such general partner of CALIFORNIA PLAZA ASSOCIATES which executed as such general partner of BUNKER HILL ASSOCIATES, which executed as such joint venturer in GRAND AVENUE ASSOCIATES, and that GRAND AVENUE ASSOCIATES executed the same.

         Witness my hand and official seal.

                                                /s/ KAREN MARIE TOBIAS
                                                -----------------------
                                                     Notary Public
(SEAL)

STATE OF ILLINOIS       )
                        )   ss:
COUNTY OF COOK          )

         On January 23, 1990, before me, the undersigned, a Notary Public in and for said State, personally appeared Alan Levinson, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as a general partner of METCO PROPERTIES, an Illinois limited partnership that executed the within instrument as one of the general partners of METROPOLITAN STRUCTURES, an Illinois general partnership, the partnership that executed the within instrument as a general partner of BUNKER HILL ASSOCIATES, a California general partnership, the partnership that executed the within instrument as a joint venturer in GRAND AVENUE ASSOCIATES, the joint venture that executed the within instrument, and acknowledged to me that METCO PROPERTIES executed the same as such general partner of METROPOLITAN STRUCTURES which executed as such general partner of BUNKER HILL ASSOCIATES, which executed as such joint venturer in GRAND AVENUE ASSOCIATES and that GRAND AVENUE ASSOCIATES executed the same.

         Witness my hand and official seal.

                                                /s/ BEVERLY C. DONOVAN
                                                -----------------------
                                                     Notary Public

(SEAL)

STATE OF CALIFORNIA     )
                        )  ss:
COUNTY OF LOS ANGELES   )

        On December 29, 1987, before me, the undersigned, a Notary Public in and for said State, personally appeared [ILLEGIBLE], personally known to me or proved to me on the basis of satisfactory evidence to be the Assistant Vice President of METROPOLITAN LIFE INSURANCE COMPANY, the corporation that executed the within instrument as one of the joint venturers in GRAND AVENUE ASSOCIATES, the joint venture that executed the within instrument, and acknowledged to me that such corporation executed the same as such joint venturer in GRAND AVENUE ASSOCIATES, and that GRAND AVENUE ASSOCIATES executed the same.

         Witness my hand and official seal.

                                                /s/ SHARON MULAY
                                                ------------------
                                                    Notary Public

(SEAL)

                                   EXHIBIT F

                                CALIFORNIA PLAZA

                           ANGEL'S FLIGHT PRODUCTIONS

                                  1992 - 1996

                                                                     AARON PALEY
                                                                    AARON SLAVIN

                                                                  MARCH 15, 1989

                   CALIFORNIA PLAZA/ANGEL'S FLIGHT PRODUCTIONS

                                TABLE OF CONTENTS

RECOMMENDATIONS...................................................................    2
1.  INTRODUCTION..................................................................    3
2.  COMMUNITY NEED................................................................    3
3.  MISSION STATEMENT.............................................................    4
4.  PRODUCING/PROGRAMMING.........................................................    4
      A) PHILOSOPHY...............................................................    4
      B) PROGRAMMING SCHEDULE.....................................................    4
      C) CO-PRODUCTIONS AND CO-COMMISSIONS........................................    5
      D) FESTIVALS................................................................    5
      E) CITY OF LOS ANGELES CULTURAL AFFAIRS DEPARTMENT .........................    5
      F) RESIDENT ORGANIZATIONS...................................................    6
      G) OPEN REHEARSAL AND WORKSHOP SPACE........................................    6
      H) COMMUNITY & SCHOOL PROGRAMS..............................................    6
      I) NOON-TIME CONCERTS.......................................................    6
      J) COMMUTER CONCERTS........................................................    6
      K) WEEKENDS.................................................................    6
      L) RENTALS..................................................................    7
5.  FUNDING STRATEGIES............................................................    7
      A) ENDOWMENT................................................................    7
6.  THE PRODUCING ORGANIZATION....................................................    7
      A) ANGEL'S FLIGHT PRODUCTIONS - A NON-PROFIT
         CORPORATION..............................................................    7
      B) BOARD OF DIRECTORS.......................................................    8
      C) ARTISTIC ADVISORY BOARD..................................................    8
      D) ANGEL'S FLIGHT PRODUCTIONS STAFF.........................................    8
      E) VOLUNTEERS AND INTERNS...................................................    9
7.  FACILITIES AND OPERATIONS.....................................................    9
      A) CALIFORNIA PLAZA - AN URBAN PARK.........................................    9
      B) THE CALIFORNIA PLAZA PERFORMANCE SPACES..................................    9
      c) PERFORMER SUPPORT SPACES.................................................   10
      D) PLAZA ACCESSIBILITY - PARKING AND SECURITY...............................   10
      E) CROWD FLOW AT THE PLAZA..................................................   11
8.  PLAZA TICKETING AND INFORMATION BOOTH.........................................   11
      A) EVENT TICKETING FOR ANGEL'S FLIGHT PRODUCTIONS...........................   12
9.  CONCLUSION....................................................................   12
10. BUDGETS.......................................................................   13
      A) CALIFORNIA PLAZA/ANGEL'S FLIGHT PRODUCTIONS
         FINANCIAL OVERVIEW.......................................................   13
      B) ANGEL'S FLIGHT PRODUCTIONS FIVE-YEAR OPERATING
         BUDGET...................................................................   14
      C) ANGEL'S FLIGHT PRODUCTIONS SAMPLE THREE-DAY
         FESTIVAL BUDGET..........................................................   17
      D) BUDGET NOTES.............................................................   18
11.  APPENDICES...................................................................   21
      A) SAMPLE ARTISTIC ADVISORY BOARD...........................................   21
      B) PERSONS INTERVIEWED FOR THIS REPORT......................................   21
      C) AARON PALEY AND AARON SLAVIN: BIOGRAPHIES................................   23
      D) SAMPLE CALENDAR FOR THE PRODUCING YEAR...................................   24

CALIFORNIA PLAZA/ANGEL'S FLIGHT PRODUCTIONS                              PAGE 2

RECOMMENDATIONS

- Creation of a non-profit producing organization to administer, program and direct all performance projects at California Plaza: "ANGEL'S FLIGHT PRODUCTIONS."
[PAGE 3]

- Angel's Flight Productions must directly address the present needs of the performing arts community.
[PAGE 3]

- Angel's Flight Productions' programming philosophy should be based around affordability, accessibility, usefulness and vitality.
[PAGE 4]

- California Plaza can fill vital needs in the arts community through a year-round production schedule of quality programming.
[PAGE 4]

- A major component of the Angel's Flight Productions' programming will be works co-commissioned through a joint granting process between ANGEL'S FLIGHT PROJECTS and existing institutions in diverse artistic and ethnic communities.
[PAGE 5]

- Provision of a major subsidy of new private monies for Angel's Flight Productions. The backbone of the budget will be formed by the contribution of private dollars from the developers, Bunker Hill Associates, and from the pool of tenant deducted contributions.
[PAGE 7]

- California Plaza will be the clearest example of the private sector's ongoing commitment to improving the quality of life for the city in which it conducts its business.
[PAGE 7]

- Establishment of an endowment to ensure the long-term stability of the organization.
[PAGE 7]

- Cultivation of an effective and committed Board of Directors.
[PAGE 8]

- Creation of an ANGEL'S FLIGHT ADVISORY BOARD comprised of members of the arts community of downtown and beyond (an extension of the already constituted Cultural Advisory Board).
[PAGE 8]

- ANGEL'S FLIGHT THEATER (Marina Pavilion) will be California Plaza's year-round showcase for professional contemporary and traditional performing arts.
[PAGE 9]

- Provision of price incentives in the Plaza parking structures for performing arts patrons.
[PAGE 10]

- Visitors to the plaza must be met by clear and striking signage to direct them to the performing areas.
[PAGE 10]

- Provision of free space for an information and ticket booth in California
Plaza.
[PAGE 11]

CALIFORNIA PLAZA/ANGEL'S FLIGHT PRODUCTIONS                              PAGE 3

1.       INTRODUCTION

         California Plaza will soon become a central crossroads for Downtown. Astride Bunker Hill, the Plaza will draw from theater-goers at the Music Center, workers from the Government Mall and City Hall, commuters coming off the Metrorail on Hill Street and off the Long Beach light-rail line. Shoppers will walk up from Broadway, condominium and apartment dwellers on Bunker Hill and office workers down the Hill at Sixth and Flower and Library Square can stroll down Grand Avenue. In the very near future, Grand Avenue will become a "cultural corridor" without peer in Southern California. With the Music Center and Dance Gallery at its two extremes, the pedestrian will pass Disney Hall and MOCA during this four block walk; California Plaza is located at the very heart of this emerging cultural precinct.

         This position as the cultural and business hub for downtown can be reinforced through the creation of a strong identity for California Plaza associated with the performing arts, adding to the international renown MOCA has already engendered. California Plaza can fill vital needs in the arts community through a year-round production schedule of quality programming. The programming philosophy will reflect the richness of artistic talent in Los Angeles and the tremendous diversity of cultures present in our growing metropolis. As a producer of a well-equipped small to medium-sized theater (250 seats), California Plaza will fill a crucial niche in the Los Angeles arts environment.

         To fulfill these objectives, we recommend the creation of a non-profit producing organization to administer, program and direct all performance projects at California Plaza. "ANGEL'S FLIGHT PRODUCTIONS" (AFP) would be funded primarily through contributions from Bunker Hill Associates (BHA). The provision of these subsidies must continue for the life of the project. This partnership of support from the private sector with public performance arts programming is a new model for Los Angeles that will both inspire and attract visitors, patrons and artists.

2.       COMMUNITY NEED

         Surveying the present cultural landscape of Los Angeles, the following problems are inhibiting the growth and development of the arts:

                  1. Smaller and mid-sized institutions ($200,000 to $1,000,000 per annum) are struggling for survival. Fierce competition for funding, increased needs to be met in their respective communities and rising fixed costs threaten the stability of new and old institutions.

                  2. Space for rehearsal and production in the performing arts is scarce and unaffordable -- and the dearth of smaller quality houses for dance, music and performance is extremely notable and grievous.

                  3. Local performers must produce themselves because of the shortage of capable producers with secure financial backing.

                  4. Performing artists are working at a loss: fees and commissions for their services are usually small honoraria that do not justly compensate the artists for the work provided.

CALIFORNIA PLAZA/ANGEL'S FLIGHT PRODUCTIONS                              PAGE 4


                  5. There are few venues with consistent and accessible programming -- a necessity for the building and sustaining of new and committed audiences.

                  6. Minority/multi-cultural arts groups are particularly hard hit by all of these problems because of their vulnerable role in our society. Marginalized economically, socially and within the arts community itself, these groups must be a primary focus of AFP.

         Angel's Flight Productions must address these issues directly. As a wealthy newcomer on the art scene, AFP has a responsibility to use these new private funds in a manner that enriches the public weal and still enhances the private needs of the contributing corporations. We have therefore formulated the following Mission Statement to guide the organization.

3.       MISSION STATEMENT

         Angel's Flight Productions is dedicated to supporting the performing artists of Los Angeles through quality programming and producing in its new facilities atop Bunker Hill. AFP will strive to enhance both the artists and the other institutions that support them through cooperative producing strategies. AFP will pay artists a fair wage and is committed to building and sustaining audiences for their work. AFP will be responsive to the diverse audiences it serves: the workers downtown, the multi-cultural communities and the performing artists of Los Angeles. Angel's Flight Productions' coupling of private funding with public art should serve as an example for private sector initiatives in the arts.

4.       PRODUCING/PROGRAMMING

A)       PHILOSOPHY

         Angel's Flight Productions must reflect and respond to the needs of the arts communities of Los Angeles. As the child of the corporate world, distrust and doubt will be difficult to overcome without clear structural guidelines that ensure accessibility to the diverse cultures of Los Angeles. The restoration of the Angel's Flight Railway is an apt metaphor for the accessibility and type of programming for these spaces. Angel's Flight was a landmark that provided a useful function, ferrying urbanites up and down a steep hill. The little funicular accomplished this necessity with a certain charm and excitement that still lingers a quarter century after its disappearance. And, at a nickel a ride, it was affordable to all. These traits should be present in Angel's Flight Productions' programming philosophy: affordability, accessibility, usefulness and vitality.

B)       PROGRAMMING SCHEDULE

         California Plaza will serve as the host to a series of diverse programs and series in the performing arts throughout the entire year. Weekdays, twelve months a year, Angel's Flight Productions will produce noon concerts, early evening "commuter concerts" in Angel's Flight Theater and street performers throughout the plaza. For six months of the year, AFP will produce evening concerts in Angel's Flight Theater. Weekends, year-round, AFP will produce daytime family and general concerts free to the public. This regular programming will be punctuated by large scale three-day festivals involving all of the arts, productions by

CALIFORNIA PLAZA/ANGEL'S FLIGHT PRODUCTIONS                              PAGE 5

resident groups, open rehearsals, school programs and rentals by outside groups. These activities are detailed below and a sample yearly calendar is included as an Appendix.

C)       CO-PRODUCTIONS AND CO-COMMISSIONS

         A major component each year of the Angel's Flight Productions' programming will be several series of works curated and co-commissioned through a joint granting program called ANGEL'S FLIGHT PROJECTS. Angel's Flight Productions will work through existing institutions in diverse artistic and ethnic communities (i.e., Los Angeles Contemporary Exhibitions [LACE], the Woman's Building, Inner City Cultural Center, Beyond Baroque, Plaza de la Raza, etc.) in an ongoing partnership to fund the best in the performing arts in Los Angeles today. This co-commissioning program will begin with three institutions which will present work in 1992. Each year, the program will shift or grow to involve new groups and communities. To qualify, organizations would have to be representative of their community and have a policy of presenting non-affiliated artists.

         Participating institutions will receive a major grant from AFP to disburse as co-commissions to those artists who are selected according to guidelines to be prepared by AFP and the host institution. The average grant to each art group would be $10,000. Each institution would receive 15% of the commission value for administrative costs with a minimum administrative fee guaranteed. The only prerequisites of the final grant will be the presentation of the work by the recipients at California Plaza as a part of the night-time performance season.

         LACE, for example, is currently administering an NEA Inter-Arts/Rockefeller regranting program that distributes new grants to artists in the Southwest through a panel process by the artists' peers instead of by a committee in New York. The Inner City Cultural Center hosts a one-act play competition with local judges. These programs and their host institutions are true expressions of the communities they serve and deserve to be rightfully acknowledged and supported. This program will strengthen the institutions and ensure that the artists selected are truly emerging from the participating communities. Organizations contacted were extremely enthusiastic about this program.

D)       FESTIVALS

         The entire Plaza is viewed as one large venue for festivals of all kinds. Organizations such as the Los Angeles Festival may co-produce large scale events with Angel's Flight Productions. Festivals including crafts, food and performance (like the Festival of Masks or the Watts Towers' Drum Festival) would also be appropriate in a plaza-wide setting. Angel's Flight Productions will produce two to three performing arts festivals during the year with a multitude of events occurring throughout the plaza over the course of several days (see Budget Notes). These events, during the day or night, are expected to bring in thousands of people to the plaza for each Festival.

E)       CITY OF LOS ANGELES CULTURAL AFFAIRS DEPARTMENT

         The Cultural Affairs Department currently uses an inadequate space adjacent to the Triforium (Main and Temple Streets) for the production of a summer concert series and other special events. Angel's Flight Theater would be a very effective venue for their productions and the Department is very interested in pursuing this option. Co-production with Angel's Flight Productions would be an important way for this private facility to assist the City of Los Angeles.

CALIFORNIA PLAZA/ANGEL'S FLIGHT PRODUCTIONS                               PAGE 6

F) RESIDENT ORGANIZATIONS

         Angel's Flight Productions will be open to hosting an arts organization as a resident company. The Padua Hills Playwrights' Festival is a good example of the type of relationship that would benefit AFP and the resident company. Padua Hills stages an annual summer festival which includes outdoor theatrical performances, workshops and seminars. Padua includes local performers and playwrights and invites writers from across the country to participate in this seminal program. At present, Padua is searching for a permanent home and would benefit from the venues and location of California Plaza.

G) OPEN REHEARSAL AND WORKSHOP SPACE

         The venues of California Plaza will be made available to performing artists for rehearsal and workshop space during off-hours at no cost. The shortage of affordable space for rehearsals has reached critical proportions and this gesture will be a small step toward alleviating the problem. By virtue of the plaza's design, these rehearsals and workshops will be open to the public. For the bystander, watching the evolution of a performing event will be entertaining and educational. For the performers, a non-paying audience during rehearsals can provide helpful insights and feedback.

H) COMMUNITY & SCHOOL PROGRAMS

         Angel's Flight Productions will work closely with the Los Angeles Unified School District and organizations like Music Center on Tour and the Performing Tree to create special performances for school field trips at California Plaza. When appropriate, noon-time performers will also perform for school groups at 11:00 am in the Angel's Flight Theater. Many of the festivals and weekend events will also be geared to children of school age, and a concerted effort will be made to bring the artists into the schools and to involve the students with the performances.

I) NOON-TIME CONCERTS

         During the week, Angel's Flight Productions will program noon-time concerts, 26 weeks of the year. Three days a week, at noon, the lunchtime environment for thousands of office workers will be enlivened by classical, traditional and contemporary music, jazz and dance. These presentations will be geared to the needs and constraints of the office population whose lunch hour is often the only time they spend outdoors downtown and is so important to their psychological well being.

J) COMMUTER CONCERTS

         Four weeks out of every trimester (twelve weeks a year), Angel's Flight Productions will present "commuter concerts" between five and seven pm. Designed for those commuters who wish to relax after work and thereby avoid the traffic, these concerts will offer a tempting option to the rush-hour grind.

K) WEEKENDS

         Weekends, during the day, Angel's Flight Productions will encourage families with children to come to California Plaza for a year-round series of productions designed with them in mind. The need for affordable quality entertainment for children is critical in Los Angeles. AFP can provide an alternative to the video and the arcade with traditional theater values of puppetry, music, storytelling, dance and theater created to spark children's spirits.

CALIFORNIA PLAZA/ANGEL'S FLIGHT PRODUCTIONS                               PAGE 7

L) RENTALS

         The performing venues and the entire plaza itself will be desirable for other producers to mount events, for private parties, benefits and special occasions. When the schedule of Angel's Flight Productions permits, the spaces will be rented out to select groups. This will enhance the plaza's image and will serve as a source of earned revenue for the producer.

5. FUNDING STRATEGIES

         The fundamental assumption underlying Angel's Flight Productions is the provision of a major subsidy from new private monies for the organization. The backbone of the budget will be formed by the contribution of private dollars through the developers, Bunker Hill Associates. The provision of these subsidies are guaranteed by the Reciprocal Easement Agreement for California Plaza between Bunker Hill Associates and the CRA, and must be able to withstand any changes in ownership or other unforeseen event.

         Angel's Flight Productions cannot siphon support from the existing arts funding sources which are unable to adequately support already existing organizations. Therefore the budgets attached reflect the assumption that AFP will only raise new private monies from corporate tenants of California Plaza and from government sources. For some special programs, underwriting from tenants will be solicited as a means of additional support (e.g. Manufacturers Hanover Presents Jazz on the Plaza). Earned income will derive from modestly priced ticket sales, program advertising, and special event rentals of the plaza and will represent only a small proportion of total revenues.

         California Plaza will be the clearest example of the private sector's ongoing commitment to improving the quality of life for the city in which it conducts its business. This commitment will become an example for other corporations in Los Angeles and a source of pride for the management of California Plaza and its corporate tenants.

A) ENDOWMENT

         During the first decade of operation, an endowment should be established for Angel's Flight Productions to ensure the long-term stability of the organization. Interest income from the endowment will augment the private subsidies, grants and earned income, increasing each year as the endowment grows. An endowment will also provide a measure of security and freedom to AFP as it will not be totally dependent upon Bunker Hill Associates and the tenants of California Plaza for its support each year. It is assumed that the fund would provide the major portion of operating funds during the first decade of the next century.

6. THE PRODUCING ORGANIZATION

A) ANGEL'S FLIGHT PRODUCTIONS - A NON-PROFIT CORPORATION

         Angel's Flight Productions will be incorporated under the tax-exempt regulations of the Internal Revenue Service (section 501 [c] 3) and the State of California. Under the leadership of its Executive Director, AFP will program all spaces, commission new works, develop co-productions with other arts organizations downtown and beyond, work with outside producers and orchestrate year-round quality programming for the Plaza. AFP has the responsibility to present work that responds to and serves the many groups and communities that will use California Plaza: from tourists to office workers, from Watts to

CALIFORNIA PLAZA/ANGEL'S FLIGHT PRODUCTIONS                               PAGE 8

East Los Angeles, from Latin Broadway to Chinese North Broadway, from the Valley to West Los Angeles.

B) BOARD OF DIRECTORS

         The cultivation of an effective and committed Board of Directors will be one of the most important ongoing administrative responsibilities of the Executive Director and staff of Angel's Flight Productions. Board meetings will be held at least quarterly, and members will help shape the business policies of the company and will take a leadership role in fundraising activities. Board members should represent the communities of California Plaza: the corporate tenants, the multi-cultural communities, and the performing artists and patrons.

         The Board will create committees to be composed of both Board and non-Board members to recommend policy in the areas of programming, finance, development, etc. By including non-Board representatives from the community, the Board will benefit from a broader cross-section of interests and ideas. Artistic policy decisions are not within the province of a non-profit Board: all programming decisions will be made by the Angel's Flight producers in consultation with the Advisory Board and the programming committees.

C) ARTISTIC ADVISORY BOARD

         In addition to a working and supportive Board of Directors, Angel's Flight Productions will have an Advisory Board comprised of members of the arts community of downtown and beyond (an extension of the already constituted Artistic Advisory Board). These representatives of other organizations will add immeasurably to the guidance of AFP. (See sample Artistic Advisory Board List in Appendix.)

         One of the principal committees of the Artistic Advisory Board will be the Programming Committee. Comprised of representatives from the producing community, the Committee would reinforce collaboration and cooperation between arts groups with similar missions and philosophies. This will enable the Angel's Flight producing team to alleviate the competitive fears of existing organizations and establish close and equitable working relationships with them. Programming meetings will be held at least quarterly.

D) ANGEL'S FLIGHT PRODUCTIONS STAFF

         Angel's Flight Productions staff positions are divided into administrative and production categories and will be phased in over a three year period beginning in 1992:

                     1992 INAUGURAL YEAR STAFF REQUIREMENTS

        ADMINISTRATIVE                        PRODUCTION
        --------------                        ----------
Artistic/Executive Director (100%)       Stage Manager (100%)
Producer (100%)                          Technical Director (100%)
Associate Producer (50%)                 Technical Assistant (100%)
Administrative Assistant (100%)          Technical Assistant (25%)
Development Associate (50%)              House Manager (50%)

CALIFORNIA PLAZA/ANGEL'S FLIGHT PRODUCTIONS                               PAGE 9

E) VOLUNTEERS AND INTERNS

         Volunteers are always the lifeblood of producing organizations, regardless of size. At curtain time volunteers perform a vast range of vital services -- they serve as ushers, collate and distribute programs, help handicapped patrons to special seating areas, answer questions, give directions and sell concessions. These "front-of-house" volunteers are the public face of a performance venue and the first impression they create is of paramount importance. Thus it is essential that a talented, cheerful, dedicated corps of volunteers be carefully developed and well-trained. At theaters across the nation it has been consistently shown that one of the most successful, able and eager volunteer resources is the senior community. Angel's Flight will be fortunate to have a great potential volunteer force immediately adjacent: the Angelus Plaza senior residential complex. It will be necessary to begin volunteer development at least six months prior to the Plaza's opening.

         Interns are another invaluable resource for non-profit organizations. Besides the obvious benefits of additional free labor in support positions, internships create important outreach links to the community and foster much goodwill. Care should be taken to ensure that interns are retained in accordance with the equitable concepts of affirmative action. Most universities and some high schools have internship programs in both administrative and technical production fields, and the Angel's Flight Production staff must make strong efforts to develop and cultivate these associations.

7. FACILITIES AND OPERATIONS

A) CALIFORNIA PLAZA - AN URBAN PARK

         The performing arts venues and programs are an integral part of the "urban park" context that the architect has envisioned for California Plaza. The intent is to create an active space, used by a variety of groups for various reasons at all times of day to create a nexus of activities. The plaza is both a retreat from the city and an important addition to the urban landscape. Meeting places such as these are important landmarks in our perception of urban areas and help create a sense of human scale for pedestrians in an otherwise automobile-dominated landscape. The spaces detailed below fit within this framework.

B) THE CALIFORNIA PLAZA PERFORMANCE SPACES

         The "ANGEL'S FLIGHT THEATER" (Marina Pavilion) will be California Plaza's year-round showcase for professional contemporary and traditional performing arts. It is a flexible and intimate 250 seat outdoor amphitheater featuring state-of-the-art theater lighting and sound equipment (based upon the submittals offered by the theater-design and electro-acoustic consultants) including permanent and portable dimming units and a computerized control console, an architectural trellis stage-cover with built in circuitry, lighting position grids and acoustically designed reflective structures, portable (acoustic) backdrop and side panels for a more enclosed stage area, and a portable sprung-wood base dance floor with marley cover. According to these specifications, the Angel's Flight Theater environment will be ideal for all music concerts, most dance concerts and for many types of contemporary theater and performance art programs.

         The "FOUNTAIN STAGE" will be an integral part of the sophisticated matrix of park and water features of California Plaza. Most times during the year it will be concealed as a multi-tiered falling water fountain, but it is quickly drainable in several configurations (see Crowd Flow below) to provide a staging area of nearly 1000 square feet, with additional area for

CALIFORNIA PLAZA/ANGEL'S FLIGHT PRODUCTIONS                              PAGE 10

audience seating for over two hundred persons. From the surrounding terraces on the upper level of the Plaza and from the 370' level, more than one thousand persons can be in close proximity to events on stage. An ample supply of raw power, permanent lighting circuitry and dimming, a custom-designed sound system and special vertical lighting truss columns complete the equipment package for this area. As set-up for performances will be costly due to extra labor and the rental of an additional lighting instrument package, it is envisioned that the Fountain Stage will be used only two or three times a year and that most of these programs will be daytime events. Plaza-wide performing arts festivals, popular fairs (e.g. the Lotus Blossom Festival) and larger scale theater and performance works commissioned specifically for the Fountain Stage site are forseen.

         The "CABARET STAGE" is a very intimate space that will directly front the major restaurant site on the Plaza lower level and is designed for audiences of thirty to forty persons. It will be covered by a pavilion set in the water and will include basic light and sound equipment to accommodate a variety of simple performances (from torch singers to literary readings). The presentation of regular programs on this stage will depend on the restaurant tenant for whose patrons such cabaret events would take place. During Plaza festivals, the Cabaret Stage will certainly prove to be a valuable performance area.

         The "SPIRAL COURT," currently the only area in California Plaza where performances have occurred, is an outdoor architectural space: spiraled polished stone steps flowing down to a small round "performance area" set underneath a delicate fifteen foot waterfall fountain. It has no permanent theatrical fixtures but has served very well as a venue for small concerts and other attractions for the noontime lunch crowd. When the other Plaza performance spaces are operating, the Spiral Court will be a perfect place to present small all-acoustic performances such as folksingers, jugglers or mimes -- the perfect venue for "street performers." Performers in the Spiral Court will be an attractive magnet -- a "living marquee" for the Plaza -- as its location on Grand Avenue will make it the first performance space visible from the street.

C) PERFORMER SUPPORT SPACES

         The Plaza will house three separate performer support spaces totalling 6,000 square feet. One thousand square-feet of warmup and ready areas with changing rooms, showers, etc. will be located directly underneath the water stage with an additional one thousand square-feet beneath the Angel's Flight Theater seats. The main 4,000 square-foot support complex, which includes individual and group dressing rooms, showers, "green room," crew room and storage areas, will be located underneath the office tower in the Plaza.

D) PLAZA ACCESSIBILITY - PARKING AND SECURITY

         For the Plaza performance spaces to be completely embraced by the public two things are absolutely essential: the arts programming must be as exciting, dynamic and desirable as the Urban Park setting itself and the Plaza must be perceived as accessible and safe for all Angelenos regardless of economic status. It is imperative that Angel's Flight Productions and California Plaza create a careful promotional campaign to alter certain widely held beliefs about the inaccessibility of downtown and Bunker Hill, and their desolation and danger after dark. It is also imperative that California Plaza management provide price incentives in the Plaza parking structures for performing arts patrons, at a minimum comparable to those offered to MOCA patrons, and let it become known that these incentives exist. Additionally, there must be visible security personnel at the Plaza during all hours of peak use and an around-the-clock security presence to protect on-site equipment.

E) CROWD FLOW AT THE PLAZA

CALIFORNIA PLAZA/ANGEL'S FLIGHT PRODUCTIONS                              PAGE 11

         The Plaza is designed to function as an urban park with onlookers, shoppers, tourists and workers milling freely at every level. The Plaza is not only an endpoint, it is a nexus for the office towers of California Plaza, for Bunker Hill, and for the adjacent neighborhoods. These factors have been designed into the crowd-flow patterns by the architect and greatly facilitate planning for the performance spaces. The Angel's Flight Theater design creates definite and secure boundaries for seating areas and promotes audience control. The main entrance to the theater for the public will be from the 385' level, with two exit points at each of the 370' and 385' levels.

         The Fountain Stage can be used in three configurations:

         1. 378.5' level drained alone

         2. 385.5' level drained alone

         3. Both levels drained

         In the first case, exits and entrances are provided at either end of the elliptical area. In the second case, access is more circuitous, over the landscaped hills, and may not be sufficient in large and crowded situations. Finally, draining of both levels provides four points of access to the two areas.

         Visitors to the plaza must be met by clear and striking signage to direct them to the performing areas. This signage must begin at the street, the parking garage and even be visible to drivers along Olive Street (perhaps a marquee on the tunnel entrances?). Kiosks announcing the day's events and coming programs are essential to a producer with an active year-round schedule.

8. PLAZA TICKETING AND INFORMATION BOOTH

         Over the past decade, numerous organizations and committees have studied and debated the creation of a central ticket booth for the performing arts in Los Angeles. Major issues included: one or several outlets? Pershing Square or other spots downtown versus locations on the Westside and in the Valley? Half-price tickets like TKTS in New York or full-price seats for the evening? How would the smaller Los Angeles theaters participate? Who would operate such an endeavor? Currently, the newly created theater service organization, Theater/LA, is considering such a ticket booth as a part of its long range agenda but minimal resources prevent realization of this project.

         The provision of free space for an information and ticket booth in California Plaza will advance the process quickly by eliminating the first major hurdle other groups have faced. Although discussions will continue as to whether other sites around town should be included. California Plaza is the ideal location for the first outlet: centrally located, easily accessible, and within walking distance of so many important performing arts venues and hotels. The dispersed nature of Los Angeles will reduce its impact in comparison with ticket booths of centralized cities like New York or San Francisco. Nonetheless, its creation will be a very important aid to theater-goers, tourists and local arts organizations.

         The logistics of such an operation and the issue of who shall act as its operator must be resolved in the coming years prior to the completion of California Plaza. The Executive Director and Advisory Board should address this issue as soon as possible upon their respective appointments.

CALIFORNIA PLAZA/ANGEL'S FLIGHT PRODUCTIONS                              PAGE 12

A) EVENT TICKETING FOR ANGEL'S FLIGHT PRODUCTIONS

         A basic assumption in our report is that there will be a computerized ticketing/reservation system in place at the Plaza to be operated by a still unnamed group. [THE ISSUES OF BOX OFFICE STAFF AND EQUIPMENT COSTS, ETC. HAVE NOT BEEN ADDRESSED IN THIS REPORT OR THE ATTACHED BUDGET PAGES.] Events at Angel's Flight Theater should be ticketed according to the following formula:

        Ticketed Events:             All paid events
                                     All evening events (8:00 pm curtain)
                                     All weekend daytime events

        Unticketed Events:           All noontime events
                                     All commuter events (5:00 pm curtain)

         Ticketing free events will provide controlled access to the permanent seats in cases of larger than capacity crowds. Festival events should be ticketed according to the same formula, with the addition of tickets for patrons in the portable seats on the Fountain Stage. Tickets will not be required for Spiral Court and Cabaret Stage events. Rentals to outside producers will be ticketed through the Angel's Flight system and a basic box office set-up charge plus a per ticket printing charge will be added to the show settlement fees.

9. CONCLUSION

         We are recommending an ambitious and extensive producing organization that would create a substantial impact on the arts in Los Angeles by virtue of its scale, visibility and intent. A new Los Angeles performing arts producer, dedicated primarily to local artists, with a substantial budget of new private-sector money located in a striking downtown setting, will irrevocably alter Bunker Hill and the arts in Los Angeles.

         The budget recommendations we have made reflect the creation of an active year-round performance space functioning at a professional level in accordance with the quality of its setting. As in all budgeting scenarios, this first attempt to quantify the use of a space eight years into the future is fraught with many assumptions. Nevertheless, we are confident that this is a fair representation of the needs of a producing organization that would measure up to the standards of California Plaza's deserved reputation as a cultural landmark in Southern California.

         CALIFORNIA PLAZA/ANGEL'S FLIGHT PRODUCTIONS FINANCIAL OVERVIEW

FIVE YEAR PROJECT TOTAL         $ 11,500,500

INAUGURAL YEAR TOTAL OPERATING BUDGET $1,760,000
(Less $1.1 Million Initial Theater Equipment Purchase Costs)

Expenses
       Artistic Expense                                 $400,000     23%
       Production Cost                                   310,000     18%
       Program Support                                   260,000     15%
       Administrative/General                            640,000     36%
       Capital Purchases                                 150,000      8%

Income
       Government Grants                                $ 30,000      2%
       Corporate/Individual Support                      170,000     10%
       Ticket Sales & Other Earned Income                130,000      7%
       California Plaza                                  910,000     51%
       In Kind Contributions                             530,000     30%

          YEAR OF OPERATION:                         1992          1993             1994           1995          1996
          ------------------                         ----          ----             ----           ----          ----
  CAL PLAZA INC. DOLLAR TOTALS                    $2,007,900     $ 857,704       $1,005,198     $1,093,502    $1,200,598
 (1992 includes equipment purchase costs)

ALLOCABLE SHARE PER
RECIPROCAL EASEMENT AGREEMENT
GROSS SQUARE FEET(GSF, in millions)*                    1.73          2.32             2.95           3.36           3.66
      *As Per Schedule Shown Below
$ PER GSF OCCUPIED SPACE                                1.16          0.37             0.34           0.33           0.33

              CAL PLAZA
    SQUARE FOOTAGES BY PHASE

1A        Office - 940,000; Retail - 26,000              100%          100%             100%           100%           100%
2A        Office - 1,270,000; Retail - 45,000             30%           75%             100%           100%           100%
2C        Hotel - 360,000                                100%          100%             100%           100%           100%
3A        Office/Retail - 1,000,000 (estimated)           --            --               30%            70%           100%
1B        Retail -5,500                                  100%          100%             100%           100%           100%
2B/3B     Retail - 10,000                                 --            --               50%           100%           100%

              ANGEL'S FLIGHT PRODUCTIONS FIVE-YEAR OPERATING BUDGET

                                     INAUGURAL
                                       YEAR                                                                        FIVE
                                       ----                                                                        YEAR
                                       1992            1993          1994            1995          1996           TOTALS
                                       ----            ----          ----            ----          ----           ------
           INCOME

I. EARNED INCOME
   1. CONCESSIONS                       12,000         13,200         14,500          16,000        17,600         73,300
   2. PROGRAM ADVERTISING               25,000         30,000         35,000          40,000        45,000        175,000
   3. RENTAL INCOME                     30,000         40,000         50,000          60,000        70,000        250,000
   4. TICKET SALES                      66,000         80,900         99,000         118,800       138,600        503,300
TOTAL EARNED INCOME                    133,000        164,100        198,500         234,800       271,200      1,001,600

II. UNEARNED INCOME
    PRIVATE:
-  1. CALIFORNIA PLAZA                 757,900        837,704        975,198       1,053,502     1,150,598      4,774,900
-  2. EQUIPMENT PURCHASES            1,100,000         20,000         30,000          40,000        50,000      1,240,000
-  3. SUPPORT SPACE IMPROVEMENT        150,000              0              0               0             0        150,000
   4. INDIVIDUAL CONTRIBUTIONS          20,000         25,000         30,000          35,000        40,000        150,000
   5. CO-PRODUCTION FEES                20,000         30,000         40,000          50,000        60,000        200,000
   6. CORPORATE UNDERWRITING            25,000         30,000         35,000          40,000        45,000        175,000
   7. TENANT OPTIONAL GRANTS           100,000        125,000        150,000         175,000       200,000        750,000
TOTAL PRIV. UNEARNED INC.            2,172,900      1,067,704      1,260,198       1,393,502     1,545,598      7,439,900

     GOVERNMENT:
   1. LA CULTURAL AFFAIRS               15,000         15,000         20,000          20,000        25,000         95,000
   2. LOS ANGELES COUNTY                 2,500          2,500          2,500           2,500         2,500         12,500
   3. CALIFORNIA ARTS COUNCIL           15,000         20,000         25,000          30,000        35,000        125,000
   4. NATIONAL ENDOWMENT                     0         20,000         25,000          30,000        35,000        110,000
TOTAL GOVT UNEARNED                     32,500         57,500         72,500          82,500        97,500        342,500

TOTAL UNEARNED INCOME                2,205,400      1,125,204      1,332,698       1,476,002     1,643,098      7,782,400

III.    IN-KIND CONTRIBUTIONS          525,200        498,416        530,012         563,908       598,972      2,716,510

TOTAL INCOME                         2,863,600      1,787,720      2,061,210       2,274,710     2,513,270     11,500,510
                                     ---------      ---------      ---------       ---------     ---------    -----------
- = CAL PLAZA INC. DOLLAR TOTAL      2,007,900        857,704      1,005,198       1,093,502     1,200,598      6,164,900
                                     ---------      ---------      ---------       ---------     ---------    -----------
FIVE YEAR PROJECT TOTAL                                                                                       $11,500,500
                                                                                                              -----------

              ANGEL'S FLIGHT PRODUCTIONS FIVE-YEAR OPERATING BUDGET

                                      INAUGURAL                                                                  FIVE
                                        YEAR                                                                     YEAR
                                        1992           1993           1994           1995           1996        TOTALS
                                        ----           ----           ----           ----           ----        ------
                 EXPENSES

I. ARTISTIC EXPENSE
   1. ARTIST FEES                      320,000        420,000        520,000        600,000        670,000     2,530,000
   2. CO-COMMISSION GRANTS              80,000         80,000        100,000        100,000        130,000       490,000
TOTAL ARTISTIC EXPENSE                 400,000        500,000        620,000        700,000        800,000     3,020,000

II. PRODUCTION COSTS
   1. FESTIVAL PRODUCTION COSTS         24,000         27,000         39,000         43,000         47,000       180,000
   2. DIRECT PRODUCTION EXPENSES        12,000         13,200         14,500         16,000         17,600        73,300
   3. STAGE MANAGER                     28,000         29,400         30,900         32,400         34,000       154,700
   4. TECHNICAL DIRECTOR                30,000         31,500         33,100         34,800         36,500       165,900
   5. TECHNICAL ASSISTANT               20,000         21,000         22,100         23,200         24,400       110,700
   6. PART-TIME TECHNICAL ASST.          4,900          6,800          9,800         14,600         19,500        55,600
   7. HOUSE MANAGER                     13,000         16,300         19,000         21,800         27,100        97,200
   8. LIGHTING DESIGNERS                 6,500          9,100         13,000         19,500         26,000        74,100
   9. SECURITY(-)                      137,200        154,616        158,312        162,008        164,472       776,610
  10. THEATER UTILITIES(-)              18,000         19,800         21,800         24,000         26,400       110,000
  11. FRINGE BENEFITS                   13,300         13,900         14,600         15,400         16,100        73,300


TOTAL PRODUCTION COSTS                 306,900        342,620        376,110        406,710        439,070     1,871,410

III.  PROGRAM SUPPORT
   1. PUBLICIST                         50,000         55,000         60,500         66,600         73,300       305,400
   2. PRINTING                          50,000         60,000         70,000         80,000         85,000       345,000
   3. POSTAGE                           20,000         25,000         30,000         35,000         40,000       150,000
   4. PUBLICITY COSTS                    8,000         10,000         12,000         14,000         16,000        60,000
   5. DOCUMENTATION                     15,000         17,500         20,000         22,500         25,000       100,000
   6. ADVERTISING                      100,000        110,000        121,000        133,100        146,400       610,500
   7. GRAPHIC DESIGNERS                 20,000         22,000         24,200         26,600         29,300       122,100

TOTAL PROGRAM SUPPORT                  263,000        299,500        337,700        377,800        415,000     1,693,000

              ANGEL'S FLIGHT PRODUCTIONS FIVE-YEAR OPERATING BUDGET

                                     INAUGURAL                                                                        FIVE
                                       YEAR                                                                           YEAR
                                       1992           1993           1994           1995           1996              TOTALS
                                       ----           ----           ----           ----           ----              ------
                 EXPENSES

IV. ADMINISTRATIVE COSTS
   1. ARTISTIC/EXECUTIVE DIRECTOR       70,000         73,500          77,200         81,100         85,200           387,000
   2. EXECUTIVE PRODUCER                55,000         57,800          60,700         63,700         66,900           304,100
   3. ASSOCIATE PRODUCER                19,300         29,000          38,600         40,500         42,500           169,900
   4. ADMINISTRATIVE ASSISTANT          22,000         24,200          25,400         26,700         28,000           126,300
   5. LEGAL/ACCOUNTING                  15,000         17,000          19,000         21,000         23,000            95,000
   6. DEVELOPMENT CONSULTANT            25,000         26,300          39,400         44,600         52,500           187,800
   7. OFFICE RENTAL(-)                 370,000        324,000         349,900        377,900        408,100         1,829,900
   8. OFFICE EQUIPMENT PURCHASE          2,000          2,200           2,400          2,600          2,900            12,100
   9. OFFICE SUPPLIES                    1,200          1,300           1,400          1,500          1,700             7,100
  10. TELEPHONE                          4,200          4,600           5,100          5,600          6,200            25,700
  11. INSURANCE                         10,000         11,000          12,100         13,300         14,600            61,000
  12. FACILITIES MAINTENANCE(-)              *              *               *              *              *                 *
  13. TRAVEL                             2,000          3,000           4,000          5,000          6,000            20,000
  14. PARKING                           18,000         19,800          21,800         24,000         26,400           110,000
  15. MISCELLANEOUS                      5,000          5,500           6,100          6,700          7,400            30,700
  16. FRINGE BENEFITS                   25,000         26,400          34,300         36,000         37,800           159,500

TOTAL ADMINISTRATIVE COSTS             643,700        625,600         697,400        750,200        809,200         3,526,100

V.  CAPITAL PURCHASES
   1. THEATER EQUIPMENT PURCHASE     1,100,000         20,000          30,000         40,000         50,000         1,240,000
   2. SUPPORT SPACE IMPROVEMENT        150,000              0               0              0              0           150,000

TOTAL CAPITAL PURCHASES              1,250,000         20,000          30,000         40,000         50,000         1,390,000
TOTAL  EXPENSES                      2,863,600      1,787,720       2,061,210      2,274,710      2,513,270        11,500,510
INCOME OVER EXPENSES                         0              0               0              0              0                 0

           ANGEL'S FLIGHT PRODUCTIONS THREE-DAY FESTIVAL SAMPLE BUDGET

FEES
Producer                                                                            1,000
Associate Producer                                                                  1,000
Artists' Fees                                                                      32,000
TOTAL FEES                                                                      $  34,000

PRODUCTION LABOR COSTS (NON-UNION)
Technical Director                              1 @ $1000/week                      1,000
Stage Manager                                   1 @ $750/week                         750
Lighting Designer                               l @ $1000/week                      1,000
Lighting Operator                               1 @ $750/week                         750
Follow Spot Operator (optional)                 1 @ $100/day                          400
Sound Operator                                  2 @ $750/week                       1,500
Stage Hands                                     3 @ $500/week                       1,500
Water Stage preparation labor                   4 men @ 200/day X 2                 1,600
PRODUCTION LABOR TOTAL                                                              8,500

DIRECT PRODUCTION  EXPENSES
Sets/Props                                                                          2,000
Water Stage lighting package rental             (Weekly)                            2,000
Portable chair rental                           150 @ $1.50 X 2 (weekly rate)         500
Publicity/Promotion                                                                12,106
Graphics/Printing                                                                   2,500
Ticket set-up/printing                                                              1,150
Photo/Documentation                                                                 1,000
Production Overhead & Misc.                                                           800
DIRECT PRODUCTION EXPENSES TOTAL                                                   22,056

PRODUCTION LABOR & EXPENSES TOTAL                                               $  30,556
                                                                                =========
GRAND TOTAL                                                                     $  64,556
                                                                                =========

CALIFORNIA PLAZA/ANGEL'S FLIGHT PRODUCTIONS                              PAGE 18

D) BUDGET NOTES

OPERATING BUDGET NOTES (INCOME):

I. EARNED INCOME

         4. TICKET SALES

                  Ticket Sales are based upon an average price of $12.50, 60% capacity (based on a 220 seat house), and are calculated by year according to the following night-time performance and night-time festival performance schedules ( with 2 night-time performances per festival), at 100% operations in 1996:

                  1992             1993              1994          1995          1996
                  ----             ----              ----          ----          ----
Night Perfs     12 weeks         15 weeks          18 weeks      22 weeks       26 weeks
                3 per week       3 per week        3 per week    3 per week     3 per week

Festivals          2                2                  3             3              3

II. UNEARNED INCOME

         1. CALIFORNIA PLAZA

                  "California Plaza" represents the combined contributions of Bunker Hill Associates and tenant deductible contributions.

         5. CORPORATE UNDERWRITING

                  This refers to solicitation of funds from corporations (whether or not resident to California Plaza) for collaborations with Angel's Flight Productions and at least one outside non-profit arts organization, e.g. MOCA, LACE, LATC, etc.

         6. TENANT OPTIONAL GRANTS

                  Resident tenants of California Plaza will be approached for additional funding to sponsor specific projects, e.g. "Manufacturers Hanover Presents Sunday Concerts in the Garden."

III. IN-KIND CONTRIBUTIONS

                  "In-Kind Contributions" is the sum of the following expenses:

                          Security                        Office Rental
                          Theater Utilities               Facilities Maintenance

CAL PLAZA INC. DOLLAR TOTAL

                  Represents California Plaza's total financial responsibility to Angel's Flight Productions. This line is the sum of:

                           1.       CALIFORNIA PLAZA
                           2.       EQUIPMENT PURCHASE FUND
                           3.       SUPPORT SPACE IMPROVEMENT

CALIFORNIA PLAZA/ANGEL'S FLIGHT PRODUCTIONS                              PAGE 19

OPERATING BUDGET NOTES (EXPENSES):

I. ARTISTIC EXPENSE

         1. ARTIST FEES

                  Artist fees are calculated with the following average fees and schedule:

Night-time performances:                   $ 2,500 per performance
Daytime performances:                      $ 1,000 per performance
Commuter concerts:                         $ 1,000 per performance
"Street" performances:                     $   100 per performance

                  1992          1993           1994           1995          1996
                  ----          ----           ----           ----          ----
Night          12 weeks      15 weeks       18 weeks       22 weeks      26 weeks
               3 per week    3 per week     3 per week     3 per week    3 per week

Day            26 weeks      32 weeks       38 weeks       44 weeks      48 weeks
               5 per week    5 per week     5 per week     5 per week    5 per week

Commuter          30             35             40             50            60

Street         10 weeks      12 weeks       16 weeks       20 weeks      26 weeks
               5 per week    5 per week     5 per week     5 per week    5 per week

Festivals      Each festival will have 24 performances over a three day period and has the following fee structure:

                         4 arts groups @ $2500 per group
                         4 arts groups @ $1000 per group
                         4 arts groups @ $500 per group

         2. COMMISSIONS

                  Commissions will average $10,000 each. Totals are calculated according to the following schedule, and include a 15% administrative fee to be paid to the co-commissioning organizations:

                         1992           1993     1994         1995         1996
                         ----           ----     ----         ----         ----
Commissions:              7               7        9            9           11

II. PRODUCTION COSTS

         1. FESTIVAL PRODUCTION COSTS

                  Festival costs were calculated based on the following considerations:

                           Total festival budget (see attached "Three Day Festival Sample Budget") less the following Angel's Flight Productions costs:

Producer                 Associate Producer
Technical Director       Publicity/Promotion
Stage Manager            Graphics/Printing
Ticket set-up/printing   Photo/Documentation

CALIFORNIA PLAZA/ANGEL'S FLIGHT PRODUCTIONS                              PAGE 20

         3-5. TECHNICAL STAFF POSITIONS
                  These salaried positions are 100% in 1992 and include 5% incremental raises.

         6. PART-TIME TECHNICAL ASST.
                  This position is budgeted at 25% in 1992 and graduates to 100% in 1996.

         7. HOUSE MANAGER
                  This position is budgeted at 50% in 1992 and graduates to 100% in 1996.

         9. SECURITY
                  Security costs are "in-kind" costs and are based on one person 24 hours per day plus one additional person during performance times (with a five hour minimum per performance).

IV. ADMINISTRATIVE COSTS

         1-4. ADMINISTRATIVE STAFF POSITIONS
                  All salaries are shown with a 5% annual incremental increase. Lines 1, 2 and 4 are 100% beginning in 1992: line 4, Associate Producer, begins at 50% in 1992 and graduates to 100% 1994.

         6. DEVELOPMENT CONSULTANT
                  The development consultant is budgeted at 50% in 1992 and graduates to 100% in 1996. This could become a staff position by the year 1996.

         8. OFFICE RENTAL (in-kind)
                  Based on one thousand square feet of office space in California Plaza at $25 a square foot with move-in costs of $70 per square foot (1990 dollars).

         13. FACILITIES MAINTENANCE (in-kind)
                  Maintenance and upkeep of plaza performance and support spaces. Amount unknown.

         14. PARKING
                  Parking costs are are based on $150 per month per staff position.

V. THEATER EQUIPMENT PURCHASES

                  The inaugural year figure reflects current recommendations of architectural and acoustic consultants John von Szeliski, AIA and McKay Brook Inc. Actual allocation schedule of these costs is unknown. The recommendations for theatrical lighting and fixtures are minimal purchase requirements and subsequent year purchase costs are budgeted accordingly.

CALIFORNIA PLAZA/ANGEL'S FLIGHT PRODUCTIONS                              PAGE 21

11. APPENDICES

A) SAMPLE ARTISTIC ADVISORY BOARD

Al Nodal                     Cultural Affairs Department, City of Los Angeles
Michelle Garza               East West Players
Joy Silverman                Los Angeles Contemporary Exhibitions
Julie Lazar                  Museum of Contemporary Art
C. Bernard Jackson           Inner City Cultural Center
Gordon Davidson              Center Theater Group
Bella Lewitzky               Dance Gallery
Bill Bushnell                Los Angeles Theater Center
Leni Isaacs                  Los Angeles Philharmonic
Gema Sandoval                Plaza de la Raza
Director                     Chinatown Cultural Center
Jerry Yoshitomi              Japanese American Community & Cultural Center

B) PERSONS INTERVIEWED FOR THIS REPORT

Michael Alexander
Performing Arts Division
Cultural Affairs Department, Los Angeles

Judith Barry
Artist

Tomas Benitez
Program Director
Plaza de la Raza

Cheryl Bianchi
Executive Director
Padua Hills Playwrights' Festival

Linda Burnham
18th Street Arts Complex

Marlow Burt
President, Executive Director
Kentucky Center for the Arts

Bill Bushnell
Director
Los Angeles Theater Center

Willie Collins
Folk Arts Program
Cultural Affairs Department, Los Angeles

Melissa Coly
Program Associate Director, NYC
World Financial Center, (Olympia & York)

Llewellyn Crain
Dance Critic, KCRW

Patrick Ela
Director
Craft & Folk Art Museum

Jan Ellenstein
Producer
Festival of Masks

Weba Garrettson
Performing Arts Curator
LACE

Michelle Garza
Director of Development
East West Players

Frank Griffin
APAC Security

David Guffy
Development Director
Kentucky Center for the Arts

Richard Hoyes
Lighting Designer
Mark Taper Forum

Scott Kelman
Artistic Director
Pipeline

CALIFORNIA PLAZA/ANGEL'S FLIGHT PRODUCTIONS                              PAGE 22

Frans Kleinkenberg                               Steve Schweitzer
President                                        President
Angstrom Stage Lighting                          Stage Mechanics

Julie Lazar                                      Joy Silverman
Curator, Media & Performing Arts                 Director
Museum of Contemporary Art                       LACE

Bella Lewitzky                                   Frank Sonntag
Artistic Director                                Associate Director of Programming
Dance Gallery                                    Kentucky Center for the Arts

Corey Madden                                     Kathy Spahn
Mark Taper Forum                                 Director
                                                 New York International Arts Festival
Jim Matusek
Local 33 - I.A.T.S.E.                            John von Szeliski AIA
International Association of                     Project Theatrical Design Architect
Theatrical and Stage Employees
                                                 Judith Teitelman
Ronald McKay                                     Development Consultant
Project Acoustical Consultant
McKay, Conant, Brook                             Carol Wilburn
                                                 Vice President, Programming
Deborah Oliver                                   Kentucky Center for the Arts
Booking Manager
Bella Lewitzky Dance Company                     Terry Wolverton
Choreographer/Producer                           Director
                                                 Woman's Building
Marc Pally
Artist                                           Alex Wright
                                                 Kitchen Collective
Shelley Parsons
Strong Partners Publicists

Lillian Romero
President
Baker, Romero & Associates
(Insurers)

Robert Rotollo
Technical Director
Mark Taper Forum

Ken Saylor, AIA

Bob Schiller
Regional Manager
Strand Lighting Corporation

CALIFORNIA PLAZA/ANGEL'S FLIGHT PRODUCTIONS                              PAGE 23

C) AARON PALEY AND AARON SLAVIN: BIOGRAPHIES

AARON PALEY

         Founder and Director of Community Arts Resources (CARS), a new full-service arts resource and management firm (also current irector of the Craft and Folk Art Museum's Festival of Masks and prior Executive Director of Fringe Festival/Los Angeles), Aaron Paley is a native of Los Angeles. Paley returned from New York three years ago where he served as coordinator of Dance Theater Workshops' two touring subsidy programs, the National Performance Network and the International Suitcase Fund. A graduate of the UCLA MBA Arts Management Program, he has worked with theaters, festivals, museums, art schools, and other art organizations as an administrator, producer, consultant and fundraiser. His experience includes the Museum of Contemporary Art, Pipeline Productions, the UCLA Wight Art Gallery, the Craft and Folk Art Museum, the French journal Art/Textile and the National Endowment for the Arts.

AARON SLAVIN

         Currently Executive Producer of Pipeline Inc, Los Angeles' seminal experimental theater, dance and performance art organization, Slavin was Production Associate and Assistant to the Director of Operations at Kentucky Center for the Arts in Louisville. Slavin is affiliated with Community Arts Resources (CARS) and is also a producing member of the KitchenCollective, a Los Angeles based experimental theater organization. He founded his own video production company in San Francisco, Third Rail Media Inc. and was also Media Coordinator and Special Assistant for Information and Public Affairs to the Governor of Guam.

                           ANGEL'S FLIGHT PRODUCTIONS
                        SAMPLE PRODUCTION SCHEDULE: 1992

         See calendar entitled "Angel's Flight Productions Sample Production
Schedule: 1992" set forth as the last page of the Complete Operating Plan (entitled California Plaza, Angel's Flight Productions 1992-1996, dated March 15, 1989) and attached as Exhibit G to the Bunker Hill Urban Renewal Project Tenth Implementation Agreement to Disposition and Development Agreement (Parcels R, S, T, U & Y-l), by and between The Community Redevelopment Agency of the City of Los Angeles, California (the "Agency") and Bunker Hill Associates, which Tenth Implementation Agreement is entered into as of June 30, 1989 and which is a public record on file in the offices of the Agency.

                                                                       EXHIBIT G

CALIFORNIA PLAZA
ENTERTAINMENT CENTER BUDGET FOR THE "TENANTS"
BASED ON THE PLAN FOR ANGELS' FLIGHT PRODUCTIONS


                                                                                                            5 YEAR
                                      1992           1993         1994          1995         1996
AREAS USED IN ANGELS' FLIGHT PROD.  1,731,000      2,318,000    2,956,000     3,313,000    3,638,000
                                    ================================================================
AREAS OF EXISTING OR COMMENCING
   PHASES                           2,235,538      2,632,974    2,632,974     2,632,974    2,632,974
                                    ================================================================
ADJUSTED TENANT CONTRIBUTION          643,498        857,704      895,352       869,050      868,923       4,134,527
                                    ================================================================================
ADJUSTED TENANT CONTRIBUTION
  PER TENANT
PHASE 1A - GRAND AVENUE ASSOC.        282,305        319,480      333,503       323,706      323,659       1,582,654
PHASE 2A - OTP II (ESTIMATED)         361,193        408,757      426,699       414,164      414,104       2,024,918
PHASE 2C - CP HOTEL VENTURE                          129,467      135,149       131,179      131,160         526,956
                                    --------------------------------------------------------------------------------
                                      643,498        857,704      895,352       869,050      868,923       4,134,527
                                    ================================================================================
ADJUSTED TENANT CONTRIBUTION
  PER SQUARE FOOT
PHASE  1A - OFFICE SPACE ONLY            0.30           0.34         0.36          0.35         0.35            1.69
PHASE  2A - OFFICE SPACE ONLY            0.30           0.34         0.36          0.35         0.35            1.70
PHASE  2C - CP HOTEL VENTURE             0.00           0.33         0.34          0.33         0.33            1.33
                                    --------------------------------------------------------------------------------
                                         0.60           1.01         1.05          1.02         1.02            4.72
                                    ================================================================================

CALIFORNIA PLAZA
ENTERTAINMENT CENTER BUDGET FOR THE "TENANTS"
BASED ON THE PLAN FOR ANGELS' FLIGHT PRODUCTIONS

                                                                                                            5 YEAR
                                            1992            1993       1994         1995          1996       TOTAL
TOTAL PRIVATE UNEARNED INCOME             2,172,900      1,067,704   1,260,198   1,393,502     1,545,598   7,439,902
     (PAGE 14)
LESS PRIVATE NON-TENANT SOURCES
        INITIAL EQUIPMENT PURCHASES       1,100,000              0           0           0             0   1,100,000
        SUPPORT SPACE IMPROVEMENTS          150,000              0           0           0             0     150,000
        INDIVIDUAL CONTRIBUTIONS             20,000         25 000      30,000      35,000        40,000     150,000
        CO-PRODUCTION FEES                   20,000         30,000      40,000      50,000        60,000     200,000
        CORPORATE UNDERWRITING               25,000         30,000      35,000      40,000        45,000     175,000
        TENANT OPTIONAL GRANTS              100,000        125,000     150,000     175,000       200,000     750,000
                                          --------------------------------------------------------------------------
              SUBTOTAL                    1,415,000        210,000     255,000     300,000       345,000   2,525,000
                                          --------------------------------------------------------------------------
TENANT TOTAL CONTRIBUTION                   757,900        857,704   1,005,198   1,093,502     1,200,598   4,914,902
                                          ==========================================================================

AREAS OF "TENANT'S" BUILDING

                                             RENTABLE
                                              SQ. FT.       SQ. FT.    SQ. FT.
                                              OFFICE        LOBBY      RETAIL      OTHER       TOTAL
PHASE 1A - GRAND AVENUE ASSOC.                936,864       20,921     22,953           0      980,738
PHASE 2A - OTP II(ESTIMATED)                1,190,000       23,000     41,800           0    1,254,800
PHASE 2C - CP HOTEL VENTURE                                                       397,436      397,436
                                            ----------------------------------------------------------
                                            2,126,864       43,921     64,753     397,436    2,632,974
                                            ==========================================================